UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21632

Kiewit Investment Fund LLLP
(Exact name of registrant as specified in charter)

Kiewit Plaza, Omaha, NE 68131
(Address of principal executive offices) (Zip code)

Robert L. Giles, Jr.
Kiewit Plaza
Omaha, NE 68131
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 1-800-443-4306

Date of fiscal year end:  March 31

Date of reporting period:  April 1, 2008 to March 31, 2009

Item 1. Reports To Unitholders
Item 2. Code of Ethics
Item 3. Audit Committee Financial Expert
Item 4. Principal Accountant Fees and Services
Item 5. Audit Committee of Listed Registrants
Item 6. Schedule of Investments
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Item 10. Submission of Matters to a Vote of Security Holders
Item 11. Controls and Procedures
Item 12. Exhibits
SIGNATURES
Certification
906 Certification

Item 1. Reports to Unitholders.

The following is a copy of the report transmitted to Unitholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

LETTER TO UNITHOLDERS
MARCH 31, 2009

Dear Unitholder:

For the annual period covered by this report, April 1, 2008 through March 31, 2009, the Fund had a total return of -27.49% compared to the Fund’s “balanced” benchmark1, which was down -23.39%.  We will discuss performance in more detail in the next section of this letter.

As we noted in the semi-annual report, the events of the past year have been unprecedented.  The period will be remembered by investors for capital losses suffered worldwide and extensive intervention by governments across the globe.  There was very little differentiation by investors in the period between higher quality and lower quality securities, rather, most businesses were effectively priced as if their survival was in jeopardy.  For the moment, markets appear to be in an uneasy stalemate, with some commentators beginning to talk of market bottoms and recovery, while others warn that the worst is yet to come.

In the midst of such uncertainty, we continue to focus on our core principles of investing.  Specifically, we are focused on managers whose investment processes are centered on cash flows2 and other fundamental investment characteristics.  As we move forward, our focus is turning towards opportunity. We believe that there are securities with attractive return potential available in the markets today.  There are also great risks and substantial issues that still need to be analyzed, so high conviction and “staying power” in implementing our investment philosophy are crucial to success.  Some securities are trading at historic lows for good reasons, so security selection remains critical.

We are pleased to see emerging signs of differentiation in the equity and credit markets, and we are cautiously optimistic about an increasingly robust investment landscape.  However, we expect that 2009 will almost certainly be a year for “investing” rather than “harvesting”, and as a result, have shifted a portion of the Fund’s investment from the Russell 3000 index, a passive U.S. equity strategy, to active equity managers who concentrate their holdings in various U.S., global and international strategies.

The numerous investment scandals over the period are a further reminder of the importance of one of our core tenets, which is that vigilance in initial and ongoing due diligence is a critical component of any successful investment program.  The due diligence process performed at Hall Capital Partners continues to stress explainable strategies and transparent business practices of the managers with which it invests. We are continuing to deploy capital with managers who we believe have the ability to generate attractive long-term investment returns by identifying attractive investments during this period of dislocation.

_________________________________

[1]
The Balanced Benchmark is an unmanaged index created by the investment adviser and approved by the Board to reflect the asset allocation that the average investor (who may not have access to portfolio funds included in the Fund’s actual asset allocation) might use to create a balanced portfolio to manage their own assets.   It consists of a 60% weighting of the Russell 3000 Index and a 40% weighting of the Barclays Capital Aggregate Bond Index (formerly the Lehman  Brothers U.S. Aggregate Bond Index).  Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.  The Barclays Capital Aggregate Bond Index represents debt securities that are taxable and dollar denominated; the index covers the U.S. Investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

[2]	The amount of net cash generated by an investment or business during a specific period.

Performance

The performance for the Fund for the one-year period and since inception in comparison to the benchmark is as follows:

	1-Year	Average Annualized Since Inception	Cumulative Since Inception †
Fund, net of fees and expenses	-27.49%	-5.14%	-17.29%
Benchmark ††	-23.39%	-3.58%	-12.31%

†	The fund commenced investment operations on August 24, 2005.
††	The Balanced Benchmark is not managed and does not reflect sales charges, commissions, expenses or taxes. Investments cannot be made directly into the Balanced Benchmark.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s units, when tendered for repurchase, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent quarter end may be obtained by calling 800-443-4306 or visiting www.kiewitinvestmentfund.com.

During the fiscal year ended March 31, 2009, equities (both US and International) were the primary drivers of the Fund’s negative performance.  Additionally, the Fund’s hedge fund managers were negative contributors to performance during the period.  The decline in the Fund’s equity managers was partially offset by positive performance contributions from the Fund’s cash and fixed income positions.

As described in the Fund’s offering materials, the Fund is intended to be a long-term investment vehicle. Due to the investment goals and strategies of the Fund, it is likely that the Fund’s performance, especially over short timeframes, will deviate, possibly dramatically, from the balanced benchmark.  A significant portion of the Fund’s capital is allocated to equity investments which are intended to be held through full market cycles of five to seven years or longer and it is critical to keep this long term perspective when evaluating shorter term performance.  As indicated above, the Fund underperformed relative to the benchmark for the period and since inception.  As we noted in our semi-annual report, international and emerging markets equities are not part of the Fund’s balanced benchmark; however, a portion of the Fund is invested with managers who hold international and emerging markets equities.  International and emerging equity markets were considerably more negatively impacted than U.S. markets in the period, driving a portion of the Fund’s underperformance of the benchmark.  As a frame of reference, the Russell 3000 Index was down 38.20% in the period while the MSCI EAFE3 (a broad index of international developed markets) was down 46.51% over the same timeframe. Despite the recent short-term performance, we continue to believe that having an international component to the Fund is important given increasing globalization.

_________________________________

[3]	The MSCI EAFE index is the Morgan Stanley Capital International Europe, Australasia and Far East index, a broad benchmark of the developed markets, excluding the United States.

Asset Allocation *

The Fund seeks to diversify its holdings by investing across various asset categories.  The Fund’s Asset Allocation as of March 31, 2009 is shown below.

*	Fund holdings and asset allocations vary through the year and may change at any time.
#	Short-term Investments include cash/cash equivalents and other assets in excess of liabilities.

Investments

As of March 31, 2009 approximately 46% of the Fund’s assets were managed by three sub-advisers:  Payden & Rygel (Cash and Fixed income), SSgA Funds Management, Inc. (Passive U.S. Equities) and Pzena Investment Management, LLC (Active U.S. Equities).  The Fund held 10.5% of its assets in cash (short-term investments) as of the end of its fiscal year.  A portion of the cash balance (totaling approximately 3% of the Fund’s assets) was subsequently allocated to one of the Fund’s active international equity managers with the remaining balance held for liquidity purposes and future investments.

The remaining assets of the Fund (54%) were allocated by Hall Capital Partners to various strategies, which are also detailed in the Summary Schedule of Investments:

Strategy	Fund
Active Domestic Equity	ValueAct Capital Partners II, L.P.

Active International and Global Equities	Dodge & Cox Global Stock Fund
Harris Associates International Value L.P.
Longleaf Partners International Fund
Walter Scott International Fund, LLC
Liberty Square Strategic Partners IV (Asia), L.P.

Hedge Funds – Absolute Return [4]	Canyon Value Realization Fund, L.P.
GoldenTree Credit Opportunities, L.P.
FFIP, L.P.
Perry Partners, L.P.
Taconic Opportunity Fund L.P.
_________________________________

[4]	Absolute return funds seek to generate positive annual returns with low volatility in all market environments.

Strategy	Fund
Hedge Funds – Equity Hedge [5]	Lansdowne European Strategic Equity Fund, L.P.
Royal Capital Value Fund (QP), L.P.
Tiedemann Global Emerging Markets QP, L.P.

At the end of the period the Fund fully redeemed its interest in Tiedemann Global Emerging Markets QP, LP.  During the second half of the period the Fund made a new investment in Dodge & Cox Global Stock Fund – an active manager who invests in both international and U.S. equities.  The Fund also moved from Oakmark International Fund to Harris Associates International Value L.P.  Because both of these funds are managed by the same organization, with the same investment strategy and portfolio management team, this change primarily resulted in the Fund changing from an investment in a registered mutual fund to an investment in an unregistered limited partnership.

The next report on the Fund will be the semi-annual report as of September 30, 2009.  We look forward to the opportunity to discuss the Fund again with you in our next report.

Sincerely,

Kathryn A. Hall
Hall Capital Partners LLC – Fund Adviser

Past performance does not guarantee future results.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. References to other funds should not be interpreted as an offer to sell these securities or the solicitation of an offer to buy these securities.

An investment in the Fund entails substantial risks; loss of principal is possible. These risks include but are not limited to general market risks, fund specific risks, investment and securities specific risks, special investment instrument and technique risks, special risks of hedge funds and other unregistered portfolio funds. Please see the prospectus for further details. The Fund may not be suitable for all investors.

Investments by the Fund in Alternative Investment Products, including hedge funds, will increase the risk of investment loss as these underlying funds often engage in leveraging and other speculative investment practices.  Additionally, the Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

_________________________________

[5]
Equity hedge managers typically buy “long” or sell “short” U.S. and global equities.  These equity hedge investments tend to have a greater allocation of capital to long investments (owning the actual security) than short (selling a borrowed security which must be  replaced) and are often more correlated to the returns of equity markets than absolute return strategies.

KIEWIT INVESTMENT FUND LLLP
PERFORMANCE INFORMATION (UNAUDITED)

Total Return For the Fund for the Year Ended March 31, 2009	-27.49%
Total Return For the Balanced Benchmark for the Year Ended March 31, 2009*	-23.39%
Average Annual Total Return For the Fund Since Inception	-5.14%†
Average Annual Total Return For the Balanced Benchmark Since Inception*	-3.58%†

Portfolio Summary as of March 31, 2009

Pzena Investment Management, LLC

Top Five Common Stocks	Percentage of Net Assets(b)
Northrop Grumman Corp.	0.3%
Allstate Corp./The	0.3
J.C. Penney Co., Inc.	0.3
Alcatel-Lucent ADR	0.2
Sempra Energy	0.2
Total	1.3%

SSgA Funds Management, Inc.

Top Five Common Stocks	Percentage of Net Assets(b)
Exxon Mobil Corp	0.8%
AT&T, Inc.	0.3
Johnson & Johnson	0.3
Microsoft Corp.	0.3
Procter & Gamble Co.	0.3
Total	2.0%

Payden & Rygel

Top Five Short-Term Investments #	Percentage of Net Assets(b)
Federal National Mortgage Association
0.61%, due 11/2/09(a)	0.8%
Federal Home Loan Bank System
0.86%, due 1/21/10(a)	0.8
Federal Farm Credit Bank
0.90%, due 12/16/09	0.7
Federal Farm Credit Bank
0.42%, due 6/19/09(a)	0.7
Federal Home Loan Mortgage Corp.
0.61%, due 9/21/09(a)	0.4
Total	3.4%

Top Five Fixed Income Investments	Percentage of Net Assets(b)
U.S. Treasury Note
2.75%, due 02/15/19	1.2%
Government National Mortgage Association
6.00%, due 06/20/38	0.8
Federal National Mortgage Association
5.50%, due 03/01/37	0.8
Government National Mortgage Association
6.50%, due 10/20/37	0.6
Government National Mortgage Association
6.00%, due 11/20/37	0.5
Total	3.9%

Asset Allocation by Adviser/Sub-Adviser
as of March 31, 2009
(as a percentage of Net Assets)

*
The Benchmark is an unmanaged index created by the investment adviser and approved by the Board to reflect the asset allocation that the average investor (who may not have access to portfolio funds included in the Fund's actual asset allocation) might use to create a balanced portfolio to manage their own assets.  It consists of a 60% weighting of the Russell 3000 Index and a 40% weighting of the Barclays Capital Aggregate Bond Index (formerly, the Lehman Brothers U.S. Aggregate Bond Index). Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.  The Barclays Capital Aggregate Bond Index represents debt securities that are taxable and dollar denominated; the index covers the U.S. Investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.  The Benchmark does not reflect sales charges, commissions, expenses or taxes. Investments cannot be made directly into the Benchmark.

†	The Fund commenced investment operations on August 24, 2005.
#	Short-term Investments include cash/cash equivalents and other assets in excess of liabilities.
(a)	Zero coupon security - rate disclosed is the yield as of March 31, 2009.
(b)	The percentage of net assets shown is the percentage managed by the respective Sub-Adviser.

KIEWIT INVESTMENT FUND LLLP
SUMMARY SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009	(in U.S. dollars)

	Shares	Fair Value	Percentage of Net Assets
EQUITY INVESTMENTS
Common Stocks (Active & Passive Domestic Equities)
Consumer Discretionary
J.C. Penney Co., Inc.	17,870	$358,651	0.3%
Other **	227,017	3,594,119	2.7%
		3,952,770	3.0%
Consumer Staples
Coca-Cola Co./The	7,189	315,956	0.2%
PepsiCo, Inc.	4,855	249,935	0.2%
Procter & Gamble Co./The	9,316	438,690	0.3%
Wal-Mart Stores, Inc.	6,886	358,761	0.3%
Other **	97,449	2,096,395	1.6%
		3,459,737	2.6%
Energy
Chevron Corp.	6,400	430,336	0.3%
Exxon Mobil Corp.	15,315	1,042,951	0.8%
Other **	90,234	2,107,673	1.6%
		3,580,960	2.7%
Financials
Allstate Corp./The	19,595	375,244	0.3%
Bank of America Corp.	36,017	245,636	0.2%
JPMorgan Chase & Co.	17,851	474,480	0.4%
Morgan Stanley	9,955	226,675	0.2%
Other **^	291,096	3,795,222	2.7%
		5,117,257	3.8%
Health Care
Abbott Laboratories	4,800	228,960	0.2%
Cardinal Health, Inc.	8,725	274,663	0.2%
Johnson & Johnson	10,366	545,252	0.4%
Pfizer, Inc.	20,876	284,331	0.2%
WellPoint, Inc.*	6,947	263,778	0.2%
Wyeth	4,100	176,464	0.1%
Other **	110,911	2,909,106	2.2%
		4,682,554	3.5%
Industrials
Boeing Co.	9,376	333,598	0.3%
General Electric Co.	32,415	327,716	0.2%
Northrop Grumman Corp.	9,500	414,580	0.3%
Other **	92,922	2,392,106	1.8%
		3,468,000	2.6%
Information Technology
Alcatel-Lucent ADR*	147,375	274,118	0.2%
Apple, Inc.*	2,699	283,719	0.2%
Cisco Systems, Inc.*	18,200	305,214	0.2%
Hewlett-Packard Co.	7,610	243,977	0.2%

The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT FUND LLLP
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF MARCH 31, 2009	(in U.S. dollars)

	Shares	Fair Value	Percentage of Net Assets
International Business Machines Corp.	4,204	$407,326	0.3%
Microsoft Corp.	39,059	717,514	0.5%
Motorola, Inc.	68,865	291,299	0.2%
Oracle Corp.*	11,940	215,756	0.2%
Other **	238,166	3,207,200	2.4%
		5,946,123	4.4%
Materials
Other **	40,206	976,733	0.7%

Telecommunication Services
AT&T, Inc.	18,314	461,513	0.3%
Verizon Communications, Inc.	8,816	266,243	0.2%
Other **	30,498	221,247	0.2%
		949,003	0.7%
Utilities
Sempra Energy	6,525	301,716	0.2%
Other **	48,471	1,171,103	0.9%
		1,472,819	1.1%

Total Common Stocks (Active & Passive Domestic Equities)
(Cost $45,762,738)		33,605,956	25.1%

Investment Companies (Active International & Global Equities)
Dodge & Cox Global Stock Fund	1,359,408	6,171,711	4.6%
Longleaf Partners International Fund	614,161	5,773,111	4.3%

Total Investment Companies (Active International & Global Equities)
(Cost $16,050,000)		11,944,822	8.9%

	Cost	Fair Value	Percentage of Net Assets
Partnerships (Active Domestic & International Equities)(a)
Partnership (Active Domestic Equity)
ValueAct Capital Partners II, L.P.	$2,465,692	$2,235,000	1.7%
Partnerships (Active International Equity)
Harris Associates International Value L.P.	4,000,000	3,969,000	3.0%
Liberty Square Strategic Partners IV (Asia), L.P.	6,200,000	3,383,997	2.5%
Walter Scott International Fund, LLC	9,100,000	8,350,997	6.3%
		15,703,994	11.8%
Total Partnerships (Active Domestic & International Equities)
(Cost $21,765,692)		17,938,994	13.5%
TOTAL EQUITY INVESTMENTS
(Cost $83,578,430)		$63,489,772	47.5%

The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT FUND LLLP
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF MARCH 31, 2009	(in U.S. dollars)

	Cost	Fair Value	Percentage of Net Assets
ALTERNATIVE ASSETS(a)
Hedge Funds
Absolute Return
Canyon Value Realization Fund, L.P.	$9,000,000	$7,974,999	6.0%
FFIP, L.P.	4,000,000	4,259,000	3.2%
GoldenTree Credit Opportunities, L.P.	3,500,000	1,565,001	1.2%
Perry Partners, L.P.	6,319,727	5,550,003	4.1%
Taconic Opportunity Fund L.P.	7,750,000	7,589,001	5.7%
Equity Hedge
Lansdowne European Strategic Equity Fund, L.P.	3,500,000	3,514,000	2.6%
Royal Capital Value Fund (QP), L.P.	3,500,000	3,903,001	2.9%

TOTAL ALTERNATIVE ASSETS
(Cost $37,569,727)		34,355,005	25.7%

	Principal Amount	Fair Value	Percentage of Net Assets
FIXED INCOME INVESTMENTS
Corporate Bonds
Consumer Discretionary
Other**	$645,000	$593,992	0.5%
Consumer Staples
PepsiCo, Inc.
4.65%, due 02/15/13	45,000	47,771	0.0%
Wal-Mart Stores, Inc.
6.50%, due 08/15/37	65,000	67,582	0.1%
Other**	1,014,000	1,071,282	0.8%
		1,186,635	0.9%
Energy
Chevron Corp.
3.95%, due 03/03/14	50,000	51,348	0.0%
Other**	797,000	754,442	0.6%
		805,790	0.6%
Financials
Bank of America Corp.
4.25%, due 10/01/10	28,000	26,671	0.0%
5.75%, due 12/01/17	50,000	41,989	0.0%
JPMorgan Chase & Co.
1.76%, due 12/02/10(b)	100,000	100,898	0.1%
1.65%, due 02/23/11	70,000	70,293	0.1%
5.60%, due 06/01/11	50,000	50,485	0.0%
Morgan Stanley Dean Witter
6.60%, due 04/01/12	75,000	75,337	0.1%
Other**	1,199,000	1,138,825	0.8%
		1,504,498	1.1%

The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT FUND LLLP
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF MARCH 31, 2009	(in U.S. dollars)

	Principal Amount	Fair Value	Percentage of Net Assets
Health Care
Abbott Laboratories
5.13%, due 04/01/19	$25,000	$25,143	0.0%
5.88%, due 05/15/16	70,000	75,072	0.1%
Pfizer, Inc.
3.17%, due 03/15/11(b)	100,000	102,017	0.1%
6.20%, due 03/15/19	50,000	53,286	0.1%
WellPoint, Inc.
5.85%, due 01/15/36	56,000	45,278	0.0%
Wyeth
5.50%, due 02/01/14	108,000	113,445	0.1%
Other**	542,000	551,419	0.3%
		965,660	0.7%
Industrials
Other**	332,000	341,029	0.3%

Information Technology
Cisco Systems, Inc.
5.25%, due 02/22/11	69,000	72,953	0.1%
5.90%, due 02/15/39	45,000	41,347	0.0%
Hewlett-Packard Co.
4.50%, due 03/01/13	30,000	30,852	0.0%
International Business Machines Corp.
5.88%, due 11/29/32	50,000	48,596	0.0%
Oracle Corp.
5.75%, due 04/15/18	55,000	57,399	0.1%
Other**	289,000	273,455	0.2%
		524,602	0.4%

Materials
Other**	302,000	268,575	0.2%

Telecommunication Services
Verizon Communications, Inc.
5.25%, due 04/15/13	45,000	45,936	0.0%
5.85%, due 09/15/35	60,000	50,977	0.1%
8.75%, due 11/01/18	35,000	40,046	0.0%
Other**	547,000	555,457	0.4%
		692,416	0.5%
Utilities
Other**	455,000	434,051	0.3%

Foreign Government Securities
Other**	893,000	909,178	0.7%

The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT FUND LLLP
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF MARCH 31, 2009	(in U.S. dollars)

	Principal Amount	Fair Value	Percentage of Net Assets
U.S. Government Agency Mortgage-Backed Securities
Federal Home Loan Mortgage Corp.
5.50%, due 10/01/37	$619,749	$643,759	0.5%
6.00%, due 11/01/36	489,330	512,215	0.4%
Federal National Mortgage Association
5.00%, due 06/01/33	335,287	347,169	0.3%
5.00%, due 09/01/33	623,515	645,484	0.5%
5.50%, due 04/01/34	317,745	331,197	0.2%
5.50%, due 05/01/34	88,250	91,980	0.1%
5.50%, due 04/01/36	186,173	193,634	0.1%
5.50%, due 03/01/37	1,012,854	1,052,497	0.8%
5.88%, due 12/01/36(b)	150,832	156,399	0.1%
Government National Mortgage Association
5.50%, due 09/15/38	367,200	383,162	0.3%
5.50%, due 01/15/39	1,021,343	1,064,382	0.8%
6.00%, due 11/20/37	677,540	707,937	0.5%
6.00%, due 06/20/38	1,048,868	1,095,994	0.8%
6.50%, due 10/20/37	785,946	824,528	0.6%
		8,050,337	6.0%
U.S. Government Agency Securities
Federal Home Loan Bank System
1.21%, due 02/19/10(b)	500,000	501,056	0.4%
4.00%, due 09/06/13	20,000	21,328	0.0%
5.00%, due 09/18/09	175,000	178,319	0.1%
Federal Home Loan Mortgage Corp.
1.63%, due 04/26/11	210,000	210,620	0.2%
Federal National Mortgage Association
1.17%, due 02/12/10(b)	500,000	500,985	0.4%
1.75%, due 03/23/11	500,000	503,218	0.4%
2.75%, due 03/13/14	616,000	623,353	0.4%
		2,538,879	1.9%
U.S. Treasury Securities
U.S. Treasury Bonds
3.50%, due 02/15/39	150,000	148,219	0.1%
4.50%, due 05/15/38	140,000	163,450	0.1%
U.S. Treasury Notes
2.75%, due 02/15/19	1,594,000	1,602,719	1.2%
3.13%, due 08/31/13	230,000	246,262	0.2%
3.13%, due 09/30/13	375,000	401,602	0.3%
3.63%, due 10/31/09	50,000	50,904	0.0%
3.75%, due 11/15/18	231,000	251,808	0.2%
3.88%, due 05/15/18	32,000	35,300	0.0%
4.88%, due 06/30/09	100,000	101,145	0.1%
		3,001,409	2.2%
TOTAL FIXED INCOME INVESTMENTS
(Cost $21,695,584)		21,817,051	16.3%

The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT FUND LLLP
SUMMARY SCHEDULE OF INVESTMENTS (CONTINUED)
AS OF MARCH 31, 2009	(in U.S. dollars)

	Principal Amount	Fair Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS
Commercial Paper
JPMorgan Chase & Co.
0.05%, due 4/1/09	$727,325	$727,325	0.5%

U.S. Government Agency Securities
Federal Farm Credit Bank
0.90%, due 12/16/09	1,000,000	999,742	0.7%
Federal Farm Credit Bank Discount Note
0.42%, due 6/19/09(c)	900,000	899,625	0.7%
Federal Home Loan Bank System
2.20%, due 4/1/09	110,000	110,005	0.1%
Federal Home Loan Bank System Discount Note
0.86%, due 1/21/10(c)	1,050,000	1,045,440	0.8%
Federal Home Loan Mortgage Corp. Discount Note
0.61%, due 9/21/09(c)	540,000	539,195	0.4%
Federal National Mortgage Association Discount Note
0.31%, due 5/22/09(c)	330,000	329,921	0.3%
0.31%, due 6/2/09(c)	260,000	259,915	0.2%
0.61%, due 11/2/09(c)	1,100,000	1,097,372	0.8%
		1,687,208	1.3%
U.S. Treasury Securities
U.S. Treasury Bill
0.19%, due 6/11/09(d)	110,000	109,960	0.1%

TOTAL SHORT-TERM INVESTMENTS
(Cost $6,115,046)		6,118,500	4.6%

TOTAL INVESTMENTS
(Cost $148,958,787)(e)		125,780,328	94.1%
Other Assets in Excess of Liabilities		7,924,301	5.9%
NET ASSETS (100.0%)		$133,704,629	100.0%

Notes to Summary Schedule of Investments:
*	Non-income producing security.
**	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
^	Aggregate value may include Real Estate Investment Trusts (REITs).
(a)	Securities were valued at fair value — at March 31, 2009, the Fund held $52,293,999 of fair valued securities, representing 39.2% of net assets.
(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2009.
(c)	Zero coupon security — rate disclosed is yield as of March 31, 2009.
(d)	Security has been pledged as collateral for futures contracts.
(e)	Estimated tax basis approximates book cost. See Note H to the Financial Statements.
ADR — American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT FUND LLLP
SUMMARY SCHEDULE OF INVESTMENTS (CONCLUDED)
AS OF MARCH 31, 2009	(in U.S. dollars)

Futures Contracts:
Kiewit Investment Fund LLLP had the following futures contract(s) open at March 31, 2009.

	Number of Contracts	Notional Market Value	Expiration Date	Net Unrealized Appreciation
Long:
E-mini Russell 2000 Index	2	$84,260	June-09	$5,946
E-mini S&P 500 Index	16	635,840	June-09	32,172
E-mini S&P Midcap 400 Index	2	97,580	June-09	6,729
				$44,847

This Summary Schedule of Investments does not reflefct the complete portfolio holdings of the Fund. The complete Schedule of Investments is available (i) without charge, upon request, by calling the Fund toll-free at 800-443-4306; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT FUND LLLP
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2009

ASSETS:
Investments, at Value (Cost $148,958,787)	$125,780,328
Cash	8,022,533
Advance Contribution to Portfolio Fund	4,000,000
Receivable from Portfolio Funds	3,546,000
Dividends and Interest Receivable	246,074
Receivable for Investment Securities Sold	128,531
Prepaid Insurance Fee	43,188
Units Subscribed Receivable	35,000
Receivable from Unitholders	22,405
Variation Margin Receivable	11,460
Total Assets	141,835,519

LIABILITIES:
Units Redeemed Payable	6,901,137
Payable for Investment Securities Purchased	926,947
Advisory and Sub-Advisory Fees Payable	143,341
Administration Fees Payable	47,172
Accrued Expenses	112,293
Total Liabilities	8,130,890
Net Assets	$133,704,629

NET ASSETS CONSIST OF:
Paid-in Capital	$171,632,617
Undistributed Net Investment Income	1,581,885
Accumulated Net Realized Loss	(16,376,261)
Unrealized Appreciation/(Depreciation) on:
Investments	(23,178,459)
Futures Contracts	44,847
Net Assets	$133,704,629

Units Outstanding (unlimited units authorized)	11,129.57

Net Asset Value Per Unit	$12,013.46

The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT FUND LLLP
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2009

Investment Income:
Dividends (net of foreign withholding taxes of $130)	$2,322,862
Interest	1,212,132
Total Income	3,534,994

Expenses:
Advisory and Sub-Advisory Fees (Note B)	769,929
Directors' and Officers' Fees	376,538
Administration Fees (Note C)	300,600
Legal Fees	182,999
Insurance Fees	103,302
Transfer Agent Fees (Note C)	80,001
Audit Fees	65,499
Printing Fees	44,198
Custodian Fees (Note F)	35,000
Registration and Filing Fees	8,701
Miscellaneous Expenses	18,890
Total Expenses	1,985,657
Net Investment Income	1,549,337

Net Realized Gain (Loss) on:
Investments Sold	(17,655,838)
Futures Contracts	(447,089)
Net Realized Loss	(18,102,927)

Change in Unrealized Appreciation (Depreciation) on:
Investments	(35,947,523)
Futures Contracts	30,679
Change in Unrealized Appreciation (Depreciation)	(35,916,844)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(54,019,771)
Net Decrease in Net Assets Resulting from Operations	$(52,470,434)

The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT FUND LLLP
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$1,549,337	$3,206,537
Net Realized Gain (Loss)	(18,102,927)	1,124,232
Change in Unrealized Depreciation	(35,916,844)	(11,724,786)
Net Decrease in Net Assets Resulting from Operations	(52,470,434)	(7,394,017)

Distributions:
Net Investment Income	(3,512,203)	——

Capital Transactions: (1)
Subscribed	5,190,000	20,375,700
Redeemed	(12,939,368)	(3,175,804)
Net Increase (Decrease) in Net Assets from Capital Unit Transactions	(7,749,368)	17,199,896
Total Increase (Decrease) in Net Assets	(63,732,005)	9,805,879

Net Assets:
Beginning of Period	$197,436,634	$187,630,755
End of Period	$133,704,629	$197,436,634
Undistributed Net Investment Income Included in End of Period Net Assets	$1,581,885	$3,544,751

(1) Capital Transactions:
Units Subscribed	398.31	1,126.82
Units Redeemed	(976.08)	(182.46)
Net Increase (Decrease) from Capital Unit Transactions	(577.77)	944.36

The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT FUND LLLP
STATEMENT OF CASH FLOWS

For the Year Ended March 31, 2009
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(52,470,434)
Adjustments to Reconcile Net Decrease in Net Assets from Operations to Net Cash provided from Operating Activities:
Purchase of investment securities	(76,423,985)
Proceeds from disposition of investment securities	86,435,413
Proceeds from short-term investment securities, net	12,498,816
Decrease in receivable for investment securities sold	4,186,824
Decrease in dividends and interest receivable	15,593
Increase in receivable from portfolio funds	(3,546,000)
Increase in advance contribution to portfolio fund	(4,000,000)
Increase in prepaid insurance fee	(4,458)
Decrease in receivable from unitholders	15,810
Decrease in payable for investment securities purchased	(6,593,447)
Decrease in advisory and sub-advisory fees payable	(62,696)
Decrease in administration fees payable	(5,314)
Net change in variation margin	(8,524)
Increase in accrued expenses	14,340
Net accretion of discounts and premiums	(155,668)
Unrealized depreciation on securities	35,947,523
Net realized loss from investments	17,655,838
Net cash provided from operating activities	13,499,631

Cash Flows from Financing Activities:
Increase in units subscribed receivable	(35,000)
Increase in units redeemed payable	5,071,310
Proceeds from units subscribed	5,190,000
Payment on units redeemed	(12,939,368)
Cash distributions paid	(3,512,203)
Net cash used in financing activities	(6,225,261)
Net increase in cash	7,274,370

Cash:
Beginning balance	748,163
Ending balance	$8,022,533

The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT FUND LLLP
FINANCIAL HIGHLIGHTS
FOR A UNIT OUTSTANDING THROUGHOUT THE PERIOD

	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Year Ended March 31, 2007	For the Period August 24, 2005 † to March 31, 2006

Net Asset Value, Beginning of Period	$16,864.35	$17,432.97	$15,984.27	$15,000.00

Income from Investment Operations:
Net Investment Income	133.32 (a)	281.66 (a)	227.76 (a)	64.03
Net Realized and Unrealized Gain (Loss)	(4,684.21)	(850.28)	1,470.94	920.24
Total from Investment Operations	(4,550.89)	(568.62)	1,698.70	984.27
Less Distributions from:
Net Investment Income	(300.00)	—	(250.00)	—

Net Asset Value, End of Period	$12,013.46	$16,864.35	$17,432.97	$15,984.27

Total Return	(27.49)%	(3.26)%	10.65%	6.56	%**

Ratios and Supplemental Data:
Net Assets, End of Period (in Thousands)	$133,705	$197,437	$187,631	$159,327
Ratio of Expenses to Average Net Assets	1.17%	1.10%	1.20%	1.58	%*
Ratio of Net Investment Income to Average Net Assets	0.91%	1.58%	1.38%	0.70	%*
Portfolio Turnover Rate	48%	63%	61%	51	%**

†	Commencement of investment operations.
(a)	The net investment income per unit data was determined by using average units outstanding throughout the period.
*	Annualized.
**	Not annualized.

The accompanying notes are an integral part of the financial statements.

KIEWIT INVESTMENT FUND LLLP
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2009

Kiewit  Investment Fund LLLP (the ‘‘Fund’’) is a Delaware limited liability limited partnership registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as a non-diversified, closed-end management investment company. The Fund is organized as an ‘‘employees’ securities company’’ under the 1940 Act and has received an order from the Securities and Exchange Commission (the ‘‘Commission’’ or the ‘‘SEC’’) exempting the Fund from certain provisions of the 1940 Act. The Fund commenced investment operations on August 24, 2005.

The Fund’s investment objective is long-term capital growth with consideration given to consistency of returns. There is no assurance that the Fund will achieve its investment objective.

The Fund is designed as a long-term investment vehicle primarily for current full-time and former employees of Peter Kiewit Sons’, Inc. (‘‘Kiewit’’) and its affiliated companies who are or were participants in the Kiewit Employee Ownership Plan or were holders of Kiewit’s $0.01 par value common stock and members of each such person’s immediate family.

A.  Summary of Significant Accounting Policies: The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require the Fund to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

1.  Security Valuation:

Some Fund securities are priced daily, but for purposes of determining Net Asset Value, all securities are priced on the last business day of each quarter. In computing net asset value, securities and assets of the Fund are valued at market value, if market quotations are readily available, or are valued at fair value as determined in accordance with procedures adopted by the Fund’s Board of Directors (the ‘‘Board’’). The Board has approved procedures pursuant to which the Fund may value its investments in private investment funds managed by third parties (‘‘Portfolio Funds’’) at fair value. As a general matter, the fair value of the Fund’s interest in a private investment fund represents the amount that the Fund believes it reasonably could expect to receive from a Portfolio Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. The Fund’s valuation procedures require the Fund’s Valuation Committee, which consists of the investment adviser, Hall Capital Partners LLC (‘‘Hall Capital Partners’’ or the “Adviser’’) and the Fund officers, to consider all relevant information available at the time the Fund values its portfolio, including the most recent final or estimated value reported by the Portfolio Funds. The Valuation Committee will consider such information, including the possibility that redemption rights might be restricted or eliminated by the funds in the future in accordance with the underlying fund agreements, and may conclude in certain circumstances that the information provided by the portfolio manager of a Portfolio Fund does not represent the fair value of the Fund’s interest in the Portfolio Fund.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective April 1, 2008.  The objective of a fair value measurement is to determine an exit price.  SFAS 157 defines fair value as the “price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.”

SFAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.  The hierarchy gives the highest priority to adjusted quoted prices in active markets for identical assets or

KIEWIT INVESTMENT FUND LLLP
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

liabilities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements).  The three levels of the fair value hierarchy under SFAS 157 are as follows:

Level 1 –	Inputs that are quoted prices in active markets for identical assets

Level 2 –	Inputs other than unadjusted quoted prices included in Level 1 that are observable (including quoted prices for similar investments)

Level 3 –	Inputs to valuation that are both unobservable and significant (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the inputs used to value the Fund’s investments as of March 31, 2009, carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$45,550,778	$44,847
Level 2 — Other Significant Observable Inputs	27,935,551	–
Level 3 — Significant Unobservable Inputs	52,293,999	–
Total	$125,780,328	$44,847

*Other financial instruments include futures, forwards, reverse repurchase agreements and swap contracts, if relevant.

The following table includes a rollforward of the amounts classified within level 3 for the year ended March 31, 2009:

Investments in Securities
Fair value as of 3/31/2008	$79,374,000
Realized gain (loss)	1,138,483
Unrealized gain (loss)	(20,703,903)
Net purchases (sales)	(7,514,581)
Net transfers in and/or out of Level 3	—
Fair value as of 3/31/2009	$52,293,999

For the year ended March 31, 2009, total change in unrealized gain (loss) on Level 3 securities included in the change in net assets was ($18,774,537). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

2.  Futures:

Financial futures contracts (secured by cash and securities deposited with brokers as ‘‘initial margin’’) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as ‘‘variation margin’’) are accounted for as unrealized appreciation (depreciation). When

KIEWIT INVESTMENT FUND LLLP
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statement of Operations. Variation margin payable (receivable) includes initial margin and variation margin, as stated in the Statement of Assets and Liabilities. Futures contracts may be used by the Fund in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits from the value of the related securities. Futures contracts involve market risk that may exceed the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in the prices of securities relating to these instruments. The change in value of futures contracts primarily correlates with the value of their related securities, but may not precisely correlate with the change in value of such securities. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

3.  Real Estate Investment Trusts:

The Fund may invest in both publicly and privately traded real estate investment trusts (“REITs”). REITs are real estate companies that pool investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. REITs can be listed and traded on the national securities exchanges or can be traded privately between individual owners. At March 31, 2009, the Fund held common stock REITs that are included in the Russell 3000 Index.

4.  Foreign Currency Transactions:

Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments. There were no foreign currency transactions during the year ended March 31, 2009.

5.  Security Transactions and Investment Income:

Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

6.  Expenses:

Operating expenses are allocated to the Fund daily on a pro rata basis.

7.  Distributions:

Distributions to unitholders are recorded on the record date determined by the Board. The taxability of distributions is determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

KIEWIT INVESTMENT FUND LLLP
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8.  Dollar Rolls:

The Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Fund accounts for these transactions as purchases and sales. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Fund exceeding the return on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the similar securities.

During the year ended March 31, 2009, the Fund* engaged in dollar roll transactions:

Maximum Amount Outstanding During the Period	Principal Amount Outstanding as of 3/31/09	Average Amount Outstanding During the Period	Average Units Outstanding During the Period	Average Amount Per Unit Outstanding During the Period	Fee Income Earned
$4,253,894	$––	$1,042,783	11,621	$90	$––

* Payden & Rygel (a Sub-Adviser) engaged in dollar roll transactions on behalf of the Fund.

9.  New Accounting Pronouncement:

In March 2008, the Financial Accounting Standards board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

In April 2009, the FASB issued FASB Staff Position 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”) and is effective for interim and annual periods ending after June 15, 2009.  FSP 157-4 provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. The FSP also indicates that entities should consider and evaluate the impact of decreased market activity and whether transactions are orderly in arriving at a fair value for its assets and liabilities, including evaluating whether values provided by pricing services are based on current information that reflects orderly transactions. FSP 157-4 requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.  Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

KIEWIT INVESTMENT FUND LLLP
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

B.  Advisory and Sub-Advisory Fees: Hall Capital Partners serves as the Fund’s investment adviser and provides investment management services to the Fund. The Adviser is responsible for developing, implementing and supervising the Fund’s investment program, subject to the supervision of the Board.

On August 12, 2008, the Advisory Agreement was continued for a one-year term, and the Fund pays the Adviser an advisory fee of an annual percentage of 0.375% of the Fund’s net assets determined as of the end of each quarter.
The Sub-Advisory Agreements were also continued for a one-year term. The Fund will pay each Sub-Adviser an advisory fee computed as a percentage of the Fund’s net assets allocated to such Sub-Adviser. The Sub-Advisers selected by the Board are: (1) Pzena Investment Management, LLC (‘‘PIM’’), which is responsible for a portion of the Fund’s active U.S. equity strategy, (2) Payden & Rygel, which is responsible for the Fund’s fixed income strategy, including managing the Fund’s cash account, and (3) SSgA Funds Management, Inc. (‘‘SSgA FM’’), which is responsible for managing the Fund’s Russell 3000 Index strategy.

As compensation for its investment advisory services, the Fund pays PIM a sub-advisory fee based on the average net assets managed by PIM, payable monthly, at the following annual rate: (i) 0.70% per annum on the first $25,000,000; (ii) 0.50% per annum on the next $75,000,000; (iii) 0.40% per annum on the next $200,000,000, and (iv) 0.35% per annum thereafter.

As compensation for its investment advisory services, the Fund pays Payden & Rygel a sub-advisory fee based on the average net assets managed by Payden & Rygel payable monthly, at an annual rate of 0.15% for managing cash and equivalent assets, and 0.22% for managing fixed income assets on the first $50,000,000 and 0.15% per annum thereafter.

As compensation for its investment advisory services, the Fund pays SSgA FM a sub-advisory fee based on the average net assets managed by SSgA FM, payable monthly, of 0.08% of the first $50,000,000, 0.06% of the next $50,000,000, and 0.04% per annum thereafter. There is a minimum per annum fee of $50,000.

The Fund invests in Portfolio Funds, and Portfolio Fund managers are compensated by asset-based fees and by performance fees or incentive allocations. These fees and allocations are not paid directly by the Fund. Rather, each Portfolio Fund deducts such fees directly from its assets.

C. Administration Fees: Under the terms of an administration agreement with the Fund, J.P. Morgan Investor Services Co. (‘‘JPMorgan’’) provides transfer agent, tax, accounting and administrative services to the Fund. In consideration for these services, the Fund paid JPMorgan a fee of $380,601 for the year ended March 31, 2009.

D. Distributor: Limited Partnership Units of the Fund (‘‘Units’’) are distributed by Quasar Distributors, LLC (the ‘‘Distributor’’). Kiewit pays the Distributor for its services in connection with the offering of Units.

E.  Investment Professional: Linsco Private Ledger Corp., through its investment adviser representatives at Carson Wealth Management Group (the ‘‘Investment Professional’’), has been retained to be available to consult with each potential investor. Before any prospective investor may invest in the Fund, the Fund will require the following certifications from the investor: (1) he or she is eligible to own Units and meets other requirements for investment, (2) the investor will not transfer his or her Units except in accordance with the Partnership Agreement, (3) the prospective investor is aware of the availability of the Investment Professional for personal consultation without charge to the potential investor or the Fund, and (4) the potential investor had the opportunity to consult with the Investment

KIEWIT INVESTMENT FUND LLLP
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Professional to the extent that he or she deemed appropriate. The fees and expenses of the Investment Professional relating to investing in the Fund are paid by Kiewit.

F. Custodian Fees: JPMorgan Chase Bank, N.A., an affiliate of JPMorgan, serves as the Fund’s custodian and maintains custody of the Fund’s assets. In consideration for these services, the Fund paid JPMorgan Chase Bank, N.A. a fee of $35,000 for the year ended March 31, 2009.

G. Federal Income Taxes: The Fund is a limited liability limited partnership and does not pay U.S. Federal income tax on its taxable income. Instead, the income, gain, loss and deduction of the Fund are allocated among the limited partners and Kiewit Investment Holdings Inc., the general partner for tax purposes. Accordingly, no provision has been made for U.S. Federal income tax in the accompanying financial statements.

The Fund adopted the provisions of the Financial Accounting Standards Board’s (‘‘FASB’’) Interpretation Number 48, Accounting for Uncertainty in Income Taxes, on September 30, 2008. As of March 31, 2009, this did not result in an impact to the Fund’s financial statements.

H.  Purchases and Sales: During the year ended March 31, 2009, the Fund’s cost of purchases and proceeds from sales totaled $58,219,376 and $64,190,495, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. For the year ended March 31, 2009, cost of purchases and proceeds from sales of long-term U.S. Government securities were $18,204,609 and $22,244,918 respectively.

At March 31, 2009, cost and unrealized depreciation for U.S. Federal income tax purposes of the investments of the Fund were estimated as follows:

Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized (Depreciation)
$148,958,787	$2,399,656	$(25,578,115)	$(23,178,459)

I.  Concentration Risk: The Fund may concentrate its investments in issuers of one or more particular industries. There is a risk that those issuers (or industry sector) will perform poorly and negatively impact the Fund. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that the Fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments.

J.  Other: At March 31, 2009, the Fund had one Unitholder who controlled more than 10% of the outstanding Units. The aggregate percentage of Units held by this Unitholder was 43.03%.

K. Indemnification: In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

KIEWIT INVESTMENT FUND LLLP
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Unitholders and Board of Directors
Kiewit Investment Fund LLLP:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of the Kiewit Investment Fund LLLP as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from August 24, 2005 (commencement of operations) to March 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kiewit Investment Fund LLLP as of March 31, 2009, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from August 24, 2005 (commencement of operations) to March 31, 2006, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
May 22, 2009

KIEWIT INVESTMENT FUND LLLP
DIRECTORS AND OFFICERS

The Fund’s Board has the responsibility for the overall management of the Fund, including general supervision and review of the Fund’s investment activities and their conformity with Delaware law and stated policies of the Fund. The Board elects the officers of the Fund who are responsible for administering the Fund’s day-to-day operations. The Directors and Officers of the Fund, together with information as to their principal business occupation during the last five years, and other information are shown below.

Name; Position(s) Held with Fund; Term of Office; Length of Time Served; Year of Birth	Principal Occupation(s) During Past Five Years; Other Outside Directorships
Robert D. Bates Director, Chairman of Audit Committee Indefinite; since June 2005 1941
President of Jefferson Pilot Benefit Partners for more than the last five years and consultant to Lincoln National Corporation.  Retired from Lincoln National Corporation in September 2006, presently a consultant and investor.

Other Directorships:  McCarthy Group, LLC,  MarketSphere Consulting, LLC, TNE Holdings, LLC

Richard L. Jarvis Director Indefinite; since November 2008 1949
Chief Investment Officer of McCarthy Group, LLC since March 1987; Portfolio Manager of McCarthy Multi-Cap Stock Fund since inception in August 2001; Portfolio Manager of MGA Long-Short LP since inception in August 2007.

Other Directorships:  McCarthy Group Advisors, LLC and McCarthy Group LLC

Ben E. Muraskin Director, Member of Audit Committee Indefinite; since May 2005 1964	Treasurer of Peter Kiewit Sons’, Inc. since June 2003 and Vice President since January 2000. Other Directorships: None
Philip J. Ruden Chairman of the Board, Member of Audit Committee Indefinite; since September 2004 1959
Executive Vice-President and Chief Investment Officer of Father Flanagan’s Boys’ Home; founded Prodigy Asset Management, LLC in 1991. Prodigy is an SEC registered investment adviser that fulfills the Chief Investment Officer role for endowments, foundations, high net worth families, and institutional clients.

Other Directorships:  None

Kenneth E. Stinson Director Indefinite; since September 2004 1942
Chief Executive Officer of Peter Kiewit Sons’, Inc. (Kiewit) from March 1998 until December 2004; Director and Chairman of the Board of Kiewit for more than the last five years.

Other Directorships:  Peter Kiewit Sons’, Inc., ConAgra Foods, Inc. and Valmont Industries, Inc.

Robert L. Giles, Jr. Chief Executive Officer, Chief Compliance Officer Annual; since March 2005 1952
Retired from Peter Kiewit Sons’, Inc. (Kiewit) in 1997 after 20 years as Stock Registrar, Internal Audit Manager; Director of Administration for Kiewit Industrial Co.; consultant for Kiewit on various projects since 1999.

Denise A. Meredith Chief Financial Officer Annual; since May 2005 1955
Formerly employed by Peter Kiewit Sons’, Inc. (Kiewit) for 20 years as Accounting Supervisor; formerly employed by Universal Restoration, Inc. as Business Manager from May 2004 to July 2007; consultant for Universal Restoration, Inc. from July 2007 to March 2008; consultant for Kiewit from July 2002 to June 2003.

Helen A. Robichaud Secretary Annual; since November 2008 1952	Vice President and Associate General counsel for JPMorgan Chase Bank, N.A.

The address of each director and officer is Kiewit Plaza, Omaha, NE 68131.

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Item 2. Code of Ethics.

As of the end of the period, March 31, 2009, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-443-4306.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Robert D. Bates is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Bates is independent for purposes of Item 3 of Form N-CSR.

1

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for Kiewit Investment Fund LLLP by KPMG LLP for the years ended March 31, 2008 and March 31, 2009 were:

	2008	2009
Audit Fees (a)	$64,500	$61,500
Audit Related Fees (b)	0	0
Tax Fees (c)	0	0
All Other Fees (d)	0	0
Total:	$64,500	$61,500

(a)
Audit Fees: These fees relate to professional services rendered by KPMG LLP for the audits of the Fund’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filing or engagements.  These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit Related Fees: These fees relate to assurance and related services by KPMG LLP related to audit services in connection with March 31, 2008 and March 31, 2009 annual financial statements.

(c)
Tax Fees: These fees relate to professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning.  The tax services provided by KPMG LLP related to the preparation of the Fund’s federal and state income tax returns, excise tax calculations and returns, and a review of the Fund’s calculations of capital gain and income distributions.

(d)	All Other Fees: These fees relate to products and services provided by KPMG LLP other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)(1)
The registrant's Audit Committee Charter provides that the Audit Committee has the duty and power to pre-approve audit and non-audit services provided by the independent registered public accounting firm as required by law; provided, however, that the Chairman of the Audit Committee shall have the authority to grant pre-approvals of audit and non-audit services subject to the requirement that any such pre-approval shall be presented to the full Audit Committee at its next scheduled meeting.

(e)(2)	Disclose the percentage of services described in each of paragraphs (b) through (d) listed above that were approved by the audit committee: 0%.

(f)
If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees:  N/A.

(g)
Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2008 and March 31, 2009:  $0 and $0.

(h)
The registrant's audit committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

2

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Investments

(a)        Schedule I –

 Investments in Securities of Unaffiliated Issuers.

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009

		Fair
	Shares	Value
EQUITY INVESTMENTS (47.5%)
Common Stocks (Active & Passive Domestic Equities) (25.1%)
Consumer Discretionary — 3.0%
99 Cents Only Stores*	100	$924
Aaron Rents, Inc.	200	5,332
Abercrombie & Fitch Co., Class A	253	6,021
Advance Auto Parts, Inc.	300	12,324
Aeropostale, Inc.*	200	5,312
AFC Enterprises, Inc.*	100	451
AH Belo Corp., Class A	60	59
Amazon.com, Inc.*	950	69,768
Ambassadors Group, Inc.	100	812
American Eagle Outfitters, Inc.	500	6,120
American Greetings Corp., Class A	200	1,012
Ameristar Casinos, Inc.	100	1,258
AnnTaylor Stores Corp.*	200	1,040
Apollo Group, Inc., Class A*	356	27,885
Arbitron, Inc.	100	1,501
ArvinMeritor, Inc.	1,280	1,011
Ascent Media Corp., Class A*	55	1,375
Audiovox Corp., Class A*	100	343
Autoliv, Inc.	260	4,828
AutoNation, Inc.*	347	4,816
AutoZone, Inc.*	119	19,352
Bally Technologies, Inc.*	100	1,842
Barnes & Noble, Inc.	100	2,138
Bebe Stores, Inc.	100	667
Bed Bath & Beyond, Inc.*	800	19,800
Best Buy Co., Inc.	1,013	38,453
Big 5 Sporting Goods Corp.	100	587
Big Lots, Inc.*	200	4,156
BJ's Restaurants, Inc.*	100	1,391
Black & Decker Corp.	240	7,574
Blue Nile, Inc.*	100	3,015
Bluegreen Corp.*	100	174
Blyth, Inc.	25	653
Bob Evans Farms, Inc.	100	2,242
BorgWarner, Inc.	300	6,090
Brinker International, Inc.	390	5,889
Brink's Home Security Holdings, Inc.*	200	4,520
Brown Shoe Co., Inc.	225	844
Buckle, Inc./The	50	1,597
Buffalo Wild Wings, Inc.*	100	3,658
Build-A-Bear Workshop, Inc.*	100	607
Burger King Holdings, Inc.	300	6,885
Cabela's, Inc.*	120	1,093
Cablevision Systems Corp., Class A	600	7,764
California Pizza Kitchen, Inc.*	150	1,962
Callaway Golf Co.	300	2,154
Career Education Corp.*	260	6,230
Carmax, Inc.*	600	7,464
Carnival Corp.	1,320	28,512
Carter's, Inc.*	200	3,762
Cato Corp./The, Class A	100	1,828
CBS Corp., Class B	1,600	6,144
CEC Entertainment, Inc.*	100	2,588
Centex Corp.	500	3,750
Charter Communications, Inc., Class A*	1,000	21
Cheesecake Factory, Inc./The*	200	2,290
Chico's FAS, Inc.*	700	3,759
Childrens Place Retail Stores, Inc./The*	100	2,189
Chipotle Mexican Grill, Inc., Class A*	101	6,704
Choice Hotels International, Inc.	100	2,582
Christopher & Banks Corp.	100	409
CKE Restaurants, Inc.	200	1,680
CKX, Inc.*	100	410
Coach, Inc.*	900	15,030
Coinstar, Inc.*	100	3,276
Collective Brands, Inc.*	200	1,948
Comcast Corp., Class A	8,800	120,032
Corinthian Colleges, Inc.*	300	5,835
Cox Radio, Inc., Class A*	100	410
Cracker Barrel Old Country Store, Inc.	110	3,150
Darden Restaurants, Inc.	400	13,704
Deckers Outdoor Corp.*	51	2,705
Denny's Corp.*	300	501
DeVry, Inc.	162	7,805
Dick's Sporting Goods, Inc.*	200	2,854

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
Dillard's, Inc., Class A	200	$1,140
DineEquity, Inc.	100	1,186
DIRECTV Group, Inc./The*	1,600	36,464
Discovery Communications, Inc., Class C*	950	13,918
DISH Network Corp., Class A*	540	5,999
Dollar Tree, Inc.*	300	13,365
Domino's Pizza, Inc.*	100	655
DR Horton, Inc.	900	8,730
DreamWorks Animation SKG, Inc., Class A*	300	6,492
Dress Barn, Inc.*	200	2,458
Drew Industries, Inc.*	100	868
DSW, Inc., Class A*	100	929
Eastman Kodak Co.	1,100	4,180
Entercom Communications Corp., Class A	100	110
Entravision Communications Corp., Class A*	3,340	868
Ethan Allen Interiors, Inc.	100	1,126
EW Scripps Co., Class A	133	180
Expedia, Inc.*	851	7,727
Family Dollar Stores, Inc.	400	13,348
Federal Mogul Corp.*	80	534
Finish Line, Inc./The, Class A	133	880
Foot Locker, Inc.	600	6,288
Ford Motor Co.*	7,710	20,277
Fortune Brands, Inc.	460	11,293
Fossil, Inc.*	200	3,140
Fred's, Inc., Class A	100	1,128
GameStop Corp., Class A*	520	14,570
Gannett Co., Inc.	900	1,980
Gap, Inc./The	1,400	18,186
Garmin Ltd.	300	6,363
General Motors Corp.	2,100	4,074
Genesco, Inc.*	100	1,883
Gentex Corp.	500	4,980
Genuine Parts Co.	500	14,930
Goodyear Tire & Rubber Co./The*	1,000	6,260
Gray Television, Inc.	200	64
Great Wolf Resorts, Inc.*	120	280
Group 1 Automotive, Inc.	100	1,397
Guess?, Inc.	220	4,638
Gymboree Corp.*	100	2,135
H&R Block, Inc.	1,000	18,190
Hanesbrands, Inc.*	230	2,201
Harley-Davidson, Inc.	650	8,704
Harman International Industries, Inc.	200	2,706
Hasbro, Inc.	400	10,028
Hayes Lemmerz International, Inc.*	7,240	1,339
Hearst-Argyle Television, Inc.	100	416
Helen of Troy Ltd.*	100	1,375
Hibbett Sports, Inc.*	150	2,883
Hillenbrand, Inc.	300	4,803
Home Depot, Inc.	11,042	260,150
HOT Topic, Inc.*	200	2,238
HSN, Inc.*	140	720
Iconix Brand Group, Inc.*	100	885
Interactive Data Corp.	100	2,486
International Game Technology	900	8,298
International Speedway Corp., Class A	100	2,206
Interpublic Group of Cos., Inc./The*	1,220	5,026
Interval Leisure Group, Inc.*	140	742
Isle of Capri Casinos, Inc.*	100	529
ITT Educational Services, Inc.*	119	14,449
J. Crew Group, Inc.*	200	2,636
J.C. Penney Co., Inc.	17,870	358,651
Jack in the Box, Inc.*	114	2,655
Jackson Hewitt Tax Service, Inc.	100	522
Jakks Pacific, Inc.*	100	1,235
Jarden Corp.*	300	3,801
Jo-Ann Stores, Inc.*	100	1,634
John Wiley & Sons, Inc., Class A	100	2,978
Johnson Controls, Inc.	1,747	20,964
JoS. A. Bank Clothiers, Inc.*	25	695
Journal Communications, Inc., Class A	2,640	1,980
KB Home	300	3,954
Kohl's Corp.*	1,000	42,320
Krispy Kreme Doughnuts, Inc.*	200	320
K-Swiss, Inc., Class A	100	854
Lamar Advertising Co., Class A*	300	2,925
Landry's Restaurants, Inc.	100	522
La-Z-Boy, Inc.	200	250
Leapfrog Enterprises, Inc.*	100	138
Leggett & Platt, Inc.	600	7,794
Lennar Corp., Class A	500	3,755
Libbey, Inc.	1,860	1,711
Liberty Global, Inc., Class A*	860	12,522

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
Liberty Media Corp. - Capital, Series A*	361	$2,520
Liberty Media Corp. - Entertainment, Series A*	1,524	30,404
Liberty Media Corp. - Interactive, Class A*	1,600	4,640
Life Time Fitness, Inc.*	60	754
Limited Brands, Inc.	780	6,786
LIN TV Corp., Class A*	60	67
Live Nation, Inc.*	225	601
LKQ Corp.*	500	7,135
Lodgian, Inc.*	40	84
Lowe's Cos., Inc.	4,464	81,468
Macy's, Inc.	1,193	10,618
Magna International, Inc., Class A	8,050	215,338
Marcus Corp.	100	850
Marriott International, Inc., Class A	1,000	16,360
Marvel Entertainment, Inc.*	200	5,310
Mattel, Inc.	15,225	175,544
Matthews International Corp., Class A	100	2,881
McClatchy Co./The, Class A	1	1
McDonald's Corp.	3,475	189,631
McGraw-Hill Cos., Inc./The	1,000	22,870
MDC Holdings, Inc.	100	3,114
Mediacom Communications Corp., Class A*	200	806
Men's Wearhouse, Inc./The	100	1,514
Meredith Corp.	200	3,328
MGM Mirage*	500	1,165
Midas, Inc.*	100	792
Mohawk Industries, Inc.*	160	4,779
Monro Muffler, Inc.	100	2,733
Morningstar, Inc.*	100	3,415
Movado Group, Inc.	100	754
Multimedia Games, Inc.*	100	215
National CineMedia, Inc.	200	2,636
NetFlix, Inc.*	100	4,292
New York Times Co./The, Class A	600	2,712
Newell Rubbermaid, Inc.	1,100	7,018
News Corp., Class A	6,940	45,943
NIKE, Inc., Class B	1,100	51,579
Nordstrom, Inc.	480	8,040
NutriSystem, Inc.	100	1,427
NVR, Inc.*	13	5,561
O'Charleys, Inc.	100	301
Omnicom Group, Inc.	11,049	258,547
Orbitz Worldwide, Inc.*	860	1,109
O'Reilly Automotive, Inc.*	385	13,479
P.F. Chang's China Bistro, Inc.*	100	2,288
Panera Bread Co., Class A*	100	5,590
Papa John's International, Inc.*	100	2,287
Penn National Gaming, Inc.*	200	4,830
Penske Auto Group, Inc.	200	1,866
PEP Boys-Manny Moe & Jack	200	882
PetSmart, Inc.	400	8,384
Phillips-Van Heusen Corp.	200	4,536
Pinnacle Entertainment, Inc.*	280	1,971
Polaris Industries, Inc.	100	2,144
Polo Ralph Lauren Corp.	149	6,295
Pool Corp.	200	2,680
priceline.com, Inc.*	124	9,769
Primedia, Inc.	83	205
Pulte Homes, Inc.	553	6,044
RadioShack Corp.	500	4,285
RCN Corp.*	100	370
Regal Entertainment Group, Class A	200	2,682
Regis Corp.	200	2,890
Rent-A-Center, Inc.*	200	3,874
Retail Ventures, Inc.*	88	134
Ross Stores, Inc.	400	14,352
Royal Caribbean Cruises Ltd.	600	4,806
Russ Berrie & Co., Inc.*	900	1,188
Ryland Group, Inc.	200	3,332
Sally Beauty Holdings, Inc.*	300	1,704
Scholastic Corp.	100	1,507
Scientific Games Corp., Class A*	120	1,453
Scripps Networks Interactive, Inc., Class A	300	6,753
Sears Holdings Corp.*	200	9,142
Service Corp. International	1,000	3,490
Sherwin-Williams Co./The	300	15,591
Shuffle Master, Inc.*	100	287
Signet Jewelers Ltd.	300	3,435
Sinclair Broadcast Group, Inc., Class A	200	206
Six Flags, Inc.*	9,260	2,500
Skechers U.S.A., Inc., Class A*	100	667
Snap-On, Inc.	200	5,020
Sonic Automotive, Inc., Class A	900	1,440
Sonic Corp.*	200	2,004

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
Sotheby's	200	$1,800
Speedway Motorsports, Inc.	100	1,182
Stage Stores, Inc.	150	1,512
Stamps.com, Inc.*	100	970
Stanley Works/The	240	6,989
Staples, Inc.	2,100	38,031
Starbucks Corp.*	2,124	23,598
Starwood Hotels & Resorts Worldwide, Inc.	500	6,350
Steak n Shake Co./The*	100	757
Steiner Leisure Ltd.*	100	2,441
Steven Madden Ltd.*	150	2,817
Stewart Enterprises, Inc., Class A	400	1,296
Strayer Education, Inc.	44	7,914
Superior Industries International, Inc.	100	1,185
Target Corp.	2,400	82,536
Tempur-Pedic International, Inc.	300	2,190
Texas Roadhouse, Inc., Class A*	200	1,906
Thor Industries, Inc.	100	1,562
Tiffany & Co.	400	8,624
Tim Hortons, Inc.	541	13,725
Timberland Co./The, Class A*	200	2,388
Time Warner Cable, Inc.	1,602	39,727
Time Warner, Inc.	5,583	107,752
TJX Cos., Inc./The	7,850	201,274
Toll Brothers, Inc.*	400	7,264
Tractor Supply Co.*	100	3,606
Tupperware Brands Corp.	200	3,398
Tween Brands, Inc.*	100	214
Under Armour, Inc., Class A*	100	1,643
Unifirst Corp./MA	100	2,784
Universal Technical Institute, Inc.*	100	1,200
Urban Outfitters, Inc.*	400	6,548
V.F. Corp.	251	14,335
Vail Resorts, Inc.*	80	1,634
Viacom, Inc., Class B*	1,624	28,225
Virgin Media, Inc.	1,200	5,760
WABCO Holdings, Inc.	313	3,853
Walt Disney Co./The	5,960	108,234
Warnaco Group, Inc./The*	200	4,800
Washington Post Co./The, Class B	19	6,785
Weight Watchers International, Inc.	200	3,710
Wendy's/Arby's Group, Inc., Class A	1,763	8,868
Whirlpool Corp.	4,985	147,506
Williams-Sonoma, Inc.	400	4,032
WMS Industries, Inc.*	150	3,137
Wolverine World Wide, Inc.	200	3,116
Wyndham Worldwide Corp.	700	2,940
Wynn Resorts Ltd.*	255	5,092
Yum! Brands, Inc.	1,400	38,472
		3,952,770
Consumer Staples — 2.6%
Alberto-Culver Co.	300	6,783
Alliance One International, Inc.*	300	1,152
Altria Group, Inc.	6,369	102,031
American Oriental Bioengineering, Inc.*	300	1,158
Andersons, Inc./The	100	1,414
Archer-Daniels-Midland Co.	2,000	55,560
Avon Products, Inc.	9,125	175,474
BJ's Wholesale Club, Inc.*	200	6,398
Brown-Forman Corp., Class B	275	10,678
Bunge Ltd.	400	22,660
Campbell Soup Co.	700	19,152
Casey's General Stores, Inc.	200	5,332
Central European Distribution Corp.*	150	1,614
Central Garden and Pet Co., Class A*	200	1,504
Chattem, Inc.*	53	2,971
Chiquita Brands International, Inc.*	100	663
Church & Dwight Co., Inc.	200	10,446
Clorox Co.	400	20,592
Coca-Cola Co./The	7,189	315,956
Coca-Cola Enterprises, Inc.	880	11,607
Colgate-Palmolive Co.	1,554	91,655
ConAgra Foods, Inc.	1,500	25,305
Constellation Brands, Inc., Class A*	700	8,330
Corn Products International, Inc.	300	6,360
Costco Wholesale Corp.	1,300	60,216
CVS Caremark Corp.	4,372	120,186
Darling International, Inc.*	300	1,113
Dean Foods Co.*	500	9,040
Del Monte Foods Co.	700	5,103
Diamond Foods, Inc.	100	2,793
Dr Pepper Snapple Group, Inc.*	680	11,499
Elizabeth Arden, Inc.*	100	583
Energizer Holdings, Inc.*	140	6,957

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
Estee Lauder Cos., Inc./The, Class A	300	$7,395
Flowers Foods, Inc.	300	7,044
Fresh Del Monte Produce, Inc.*	100	1,642
General Mills, Inc.	1,000	49,880
Green Mountain Coffee Roasters, Inc.*	100	4,800
H.J. Heinz Co.	1,000	33,060
Hain Celestial Group, Inc.*	100	1,424
Hansen Natural Corp.*	200	7,200
Herbalife Ltd.	282	4,224
Hershey Co./The	500	17,375
Hormel Foods Corp.	200	6,342
J.M. Smucker Co./The	360	13,417
Kellogg Co.	800	29,304
Kimberly-Clark Corp.	1,306	60,220
Kraft Foods, Inc., Class A	12,178	271,448
Kroger Co./The	2,000	42,440
Lancaster Colony Corp.	100	4,148
Lance, Inc.	100	2,082
Lorillard, Inc.	513	31,673
McCormick & Co., Inc.	400	11,828
Mead Johnson Nutrition Co., Class A*	100	2,887
Molson Coors Brewing Co., Class B	400	13,712
Nash Finch Co.	100	2,809
NBTY, Inc.*	200	2,816
Nu Skin Enterprises, Inc., Class A	200	2,098
Pantry, Inc./The*	100	1,761
Pepsi Bottling Group, Inc.	500	11,070
PepsiAmericas, Inc.	200	3,450
PepsiCo, Inc.	4,855	249,935
Philip Morris International, Inc.	6,557	233,298
Prestige Brands Holdings, Inc.*	100	518
Procter & Gamble Co./The	9,316	438,690
Ralcorp Holdings, Inc.*	195	10,507
Reynolds American, Inc.	500	17,920
Ruddick Corp.	200	4,490
Safeway, Inc.	1,300	26,247
Sanderson Farms, Inc.	100	3,755
Sara Lee Corp.	22,175	179,174
Smart Balance, Inc.*	300	1,812
Smithfield Foods, Inc.*	280	2,649
Spartan Stores, Inc.	100	1,541
SUPERVALU, Inc.	600	8,568
SYSCO Corp.	1,813	41,336
Tootsie Roll Industries, Inc.	112	2,438
TreeHouse Foods, Inc.*	100	2,879
Tyson Foods, Inc., Class A	800	7,512
United Natural Foods, Inc.*	200	3,794
Universal Corp.	100	2,992
Vector Group Ltd.	120	1,559
Walgreen Co.	3,060	79,438
Wal-Mart Stores, Inc.	6,886	358,761
WD-40 Co.	100	2,414
Whole Foods Market, Inc.	400	6,720
Winn-Dixie Stores, Inc.*	100	956
		3,459,737
Energy — 2.7%
Alpha Natural Resources, Inc.*	300	5,325
Anadarko Petroleum Corp.	1,467	57,052
Apache Corp.	4,173	267,448
Arch Coal, Inc.	400	5,348
Arena Resources, Inc.*	100	2,548
Atlas America, Inc.	112	980
ATP Oil & Gas Corp.*	100	513
Atwood Oceanics, Inc.*	200	3,318
Baker Hughes, Inc.	900	25,695
Basic Energy Services, Inc.*	100	647
Bill Barrett Corp.*	120	2,669
BJ Services Co.	16,500	164,175
BP plc ADR	4,100	164,410
Bristow Group, Inc.*	100	2,143
Cabot Oil & Gas Corp.	300	7,071
Cameron International Corp.*	700	15,351
CARBO Ceramics, Inc.	100	2,844
Carrizo Oil & Gas, Inc.*	100	888
Chesapeake Energy Corp.	1,840	31,390
Chevron Corp.	6,400	430,336
Cimarex Energy Co.	300	5,514
CNX Gas Corp.*	100	2,371
Comstock Resources, Inc.*	100	2,980
Concho Resources, Inc.*	200	5,118
ConocoPhillips	4,783	187,302
Consol Energy, Inc.	500	12,620
Continental Resources, Inc.*	100	2,121
Denbury Resources, Inc.*	700	10,402

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
Devon Energy Corp.	1,400	$62,566
Diamond Offshore Drilling, Inc.	211	13,263
Dresser-Rand Group, Inc.*	280	6,188
Dril-Quip, Inc.*	100	3,070
El Paso Corp.	2,020	12,625
Encore Acquisition Co.*	200	4,654
ENSCO International, Inc.	500	13,200
EOG Resources, Inc.	760	41,618
EXCO Resources, Inc.*	600	6,000
Exterran Holdings, Inc.*	300	4,806
Exxon Mobil Corp.	15,315	1,042,951
FMC Technologies, Inc.*	400	12,548
Forest Oil Corp.*	400	5,260
Foundation Coal Holdings, Inc.	200	2,870
Frontier Oil Corp.	400	5,116
Frontline Ltd.	200	3,478
General Maritime Corp.	154	1,078
Global Industries Ltd.*	500	1,920
Goodrich Petroleum Corp.*	100	1,936
Gulfmark Offshore, Inc.*	100	2,386
Halliburton Co.	2,641	40,856
Harvest Natural Resources, Inc.*	100	339
Helix Energy Solutions Group, Inc.*	500	2,570
Helmerich & Payne, Inc.	300	6,831
Hess Corp.	861	46,666
Holly Corp.	200	4,240
Hornbeck Offshore Services, Inc.*	100	1,524
International Coal Group, Inc.*	400	644
Marathon Oil Corp.	2,106	55,367
Mariner Energy, Inc.*	400	3,100
Massey Energy Co.	300	3,036
Matrix Service Co.*	100	822
Meridian Resource Corp.*	300	63
Murphy Oil Corp.	600	26,862
Nabors Industries Ltd.*	800	7,992
NATCO Group, Inc., Class A*	100	1,893
National Oilwell Varco, Inc.*	1,304	37,438
Newfield Exploration Co.*	420	9,534
Newpark Resources*	300	759
Noble Energy, Inc.	500	26,940
Nordic American Tanker Shipping	100	2,930
Occidental Petroleum Corp.	2,512	139,793
Oceaneering International, Inc.*	200	7,374
Oil States International, Inc.*	200	2,684
Overseas Shipholding Group, Inc.	100	2,267
Pacific Ethanol, Inc.*	4,320	1,426
Parallel Petroleum Corp.*	100	128
Parker Drilling Co.*	300	552
Patterson-UTI Energy, Inc.	600	5,376
Peabody Energy Corp.	800	20,032
Penn Virginia Corp.	200	2,196
PetroHawk Energy Corp.*	830	15,961
Petroleum Development Corp.*	100	1,181
Petroquest Energy, Inc.*	100	240
Pioneer Drilling Co.*	100	328
Pioneer Natural Resources Co.	300	4,941
Plains Exploration & Production Co.*	337	5,807
Pride International, Inc.*	480	8,630
Quicksilver Resources, Inc.*	400	2,216
Range Resources Corp.	450	18,522
Rentech, Inc.*	500	275
Rosetta Resources, Inc.*	200	990
Rowan Cos., Inc.	280	3,352
RPC, Inc.	225	1,492
SandRidge Energy, Inc.*	400	2,636
Schlumberger Ltd.	3,640	147,857
SEACOR Holdings, Inc.*	64	3,732
Ship Finance International Ltd.	200	1,312
Smith International, Inc.	682	14,649
Southern Union Co.	440	6,697
Southwestern Energy Co.*	1,000	29,690
Spectra Energy Corp.	1,846	26,102
St. Mary Land & Exploration Co.	200	2,646
Sunoco, Inc.	400	10,592
Superior Energy Services, Inc.*	320	4,125
Swift Energy Co.*	100	730
Teekay Corp.	200	2,846
Tesoro Corp.	520	7,004
Tidewater, Inc.	200	7,426
Unit Corp.*	200	4,184
USEC, Inc.*	300	1,440
Vaalco Energy, Inc.*	200	1,058
Valero Energy Corp.	1,600	28,640
Venoco, Inc.*	80	262

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
W&T Offshore, Inc.	100	$615
Walter Industries, Inc.	200	4,574
Warren Resources, Inc.*	200	192
Western Refining, Inc.	100	1,194
Whiting Petroleum Corp.*	181	4,679
Williams Cos., Inc./The	1,700	19,346
World Fuel Services Corp.	100	3,163
XTO Energy, Inc.	1,675	51,288
		3,580,960
Financials — 3.8%
Acadia Realty Trust REIT	104	1,103
Advanta Corp., Class B	1,250	825
Affiliated Managers Group, Inc.*	100	4,171
Aflac, Inc.	1,400	27,104
Alexander's, Inc. REIT	10	1,704
Alexandria Real Estate Equities, Inc. REIT	142	5,169
Alleghany Corp.*	16	4,420
Allied World Assurance Co. Holdings Ltd.	100	3,803
Allstate Corp./The	19,595	375,244
AMB Property Corp. REIT	260	3,744
American Campus Communities, Inc. REIT	200	3,472
American Capital Agency Corp. REIT	60	1,027
American Equity Investment Life Holding Co.	100	416
American Express Co.	3,080	41,980
American Financial Group, Inc./OH	300	4,815
American International Group, Inc.	6,632	6,632
AmeriCredit Corp.*	500	2,930
Ameriprise Financial, Inc.	720	14,753
Anchor Bancorp Wisconsin, Inc.	2,180	2,943
Annaly Capital Management, Inc. REIT	1,572	21,804
Anthracite Capital, Inc. REIT	200	68
Anworth Mortgage Asset Corp. REIT	200	1,226
AON Corp.	900	36,738
Apartment Investment & Management Co., Class A REIT	400	2,192
Apollo Investment Corp.	1,105	3,845
Arch Capital Group Ltd.*	100	5,386
Ares Capital Corp.	420	2,033
Argo Group International Holdings Ltd.*	64	1,928
Arthur J. Gallagher & Co.	200	3,400
Aspen Insurance Holdings Ltd.	300	6,738
Associated Banc-Corp	500	7,720
Assurant, Inc.	300	6,534
Astoria Financial Corp.	300	2,757
AvalonBay Communities, Inc. REIT	215	10,118
Axis Capital Holdings Ltd.	400	9,016
Bancorpsouth, Inc.	300	6,252
Bank Mutual Corp.	200	1,812
Bank of America Corp.	36,017	245,636
Bank of Hawaii Corp.	200	6,596
Bank of New York Mellon Corp./The	3,508	99,101
BankFinancial Corp.	100	997
BB&T Corp.	1,653	27,969
BioMed Realty Trust, Inc. REIT	300	2,031
BlackRock, Inc.	53	6,892
BOK Financial Corp.	100	3,455
Boston Properties, Inc. REIT	372	13,031
Brandywine Realty Trust REIT	400	1,140
BRE Properties, Inc. REIT	200	3,926
Brookline Bancorp, Inc.	200	1,900
Brown & Brown, Inc.	400	7,564
Camden Property Trust REIT	220	4,748
Capital One Financial Corp.	10,269	125,693
Capitol Federal Financial	100	3,781
Capstead Mortgage Corp. REIT	200	2,148
Cascade Bancorp	125	204
Cash America International, Inc.	100	1,566
Cathay General Bancorp	200	2,086
CB Richard Ellis Group, Inc., Class A*	500	2,015
Cedar Shopping Centers, Inc. REIT	100	174
Charles Schwab Corp./The	2,817	43,664
Chemical Financial Corp.	100	2,081
Chimera Investment Corp. REIT	500	1,680
Chubb Corp.	1,100	46,552
Cincinnati Financial Corp.	500	11,435
CIT Group, Inc.	1,800	5,130
Citigroup, Inc.	56,121	141,986
City Holding Co.	100	2,729
City National Corp./CA	120	4,052
CME Group, Inc.	205	50,510
CNA Financial Corp.	140	1,282
Columbia Banking System, Inc.	100	640
Comerica, Inc.	6,925	126,797
Commerce Bancshares, Inc./MO	153	5,554
Community Bank System, Inc.	100	1,675

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
Community Trust Bancorp, Inc.	100	$2,675
Corporate Office Properties Trust REIT	200	4,966
Cousins Properties, Inc. REIT	40	258
Cullen/Frost Bankers, Inc.	200	9,388
CVB Financial Corp.	275	1,823
DCT Industrial Trust, Inc. REIT	720	2,282
Delphi Financial Group, Inc., Class A	150	2,019
Developers Diversified Realty Corp. REIT	500	1,065
DiamondRock Hospitality Co. REIT	400	1,604
Digital Realty Trust, Inc. REIT	200	6,636
Dime Community Bancshares	100	938
Discover Financial Services	1,380	8,708
Douglas Emmett, Inc. REIT	300	2,217
Duke Realty Corp. REIT	600	3,300
EastGroup Properties, Inc. REIT	100	2,807
Eaton Vance Corp.	320	7,312
Education Realty Trust, Inc. REIT	100	349
eHealth, Inc.*	100	1,601
Employers Holdings, Inc.	200	1,908
Endurance Specialty Holdings Ltd.	200	4,988
Enstar Group Ltd.*	36	2,028
Entertainment Properties Trust REIT	100	1,576
Equity Lifestyle Properties, Inc. REIT	100	3,810
Equity One, Inc. REIT	100	1,219
Equity Residential REIT	900	16,515
Erie Indemnity Co., Class A	100	3,418
Essex Property Trust, Inc. REIT	100	5,734
Everest Re Group Ltd.	190	13,452
Extra Space Storage, Inc. REIT	300	1,653
Ezcorp, Inc., Class A*	100	1,157
FBL Financial Group, Inc., Class A	100	415
Federal Realty Investment Trust REIT	158	7,268
Federated Investors, Inc., Class B	260	5,788
Fidelity National Financial, Inc., Class A	3,200	62,432
Fifth Third Bancorp	1,800	5,256
Financial Federal Corp.	150	3,177
First American Corp.	280	7,423
First Bancorp/Puerto Rico	200	852
First Busey Corp.	200	1,552
First Cash Financial Services, Inc.*	100	1,492
First Citizens BancShares, Inc./NC, Class A	26	3,427
First Commonwealth Financial Corp.	300	2,661
First Financial Bancorp	100	953
First Financial Bankshares, Inc.	100	4,817
First Horizon National Corp.	541	5,809
First Merchants Corp.	100	1,079
First Midwest Bancorp, Inc./IL	200	1,718
First Niagara Financial Group, Inc.	400	4,360
First Place Financial Corp./OH	100	336
First Potomac Realty Trust REIT	100	735
FirstMerit Corp.	340	6,188
Flagstar Bancorp, Inc.*	240	180
Flushing Financial Corp.	100	602
FNB Corp./PA	180	1,381
Forest City Enterprises, Inc., Class A	300	1,080
Forestar Group, Inc.*	153	1,170
Franklin Resources, Inc.	436	23,487
Franklin Street Properties Corp. REIT	200	2,460
Frontier Financial Corp.	990	1,089
Fulton Financial Corp.	745	4,939
FX Real Estate and Entertainment, Inc.*	20	3
Getty Realty Corp. REIT	100	1,835
Glacier Bancorp, Inc.	250	3,928
Glimcher Realty Trust REIT	100	140
Goldman Sachs Group, Inc./The	1,355	143,657
Greenhill & Co., Inc.	53	3,914
Greenlight Capital Re Ltd., Class A*	100	1,597
Guaranty Bancorp*	200	350
Guaranty Financial Group, Inc.*	2,053	2,156
Hancock Holding Co.	100	3,128
Hanover Insurance Group, Inc./The	200	5,764
Harleysville National Corp.	105	636
Hartford Financial Services Group, Inc.	840	6,594
Hatteras Financial Corp. REIT	100	2,499
HCC Insurance Holdings, Inc.	300	7,557
HCP, Inc. REIT	700	12,495
Health Care REIT, Inc. REIT	300	9,177
Healthcare Realty Trust, Inc. REIT	200	2,998
Highwoods Properties, Inc. REIT	200	4,284
Hilltop Holdings, Inc.*	124	1,414
Home Properties, Inc. REIT	100	3,065
Horace Mann Educators Corp.	100	837
Hospitality Properties Trust REIT	400	4,800
Host Hotels & Resorts, Inc. REIT	1,389	5,445

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
HRPT Properties Trust REIT	940	$2,999
Hudson City Bancorp, Inc.	1,700	19,873
Huntington Bancshares, Inc./OH	713	1,184
Independent Bank Corp./MA	100	1,475
Inland Real Estate Corp. REIT	200	1,418
Interactive Brokers Group, Inc., Class A*	100	1,613
IntercontinentalExchange, Inc.*	216	16,086
International Bancshares Corp.	220	1,716
Invesco Ltd.	1,280	17,741
Investment Technology Group, Inc.*	200	5,104
Investors Bancorp, Inc.*	300	2,541
Investors Real Estate Trust REIT	200	1,972
IPC Holdings Ltd.	200	5,408
Janus Capital Group, Inc.	380	2,527
Jefferies Group, Inc.	300	4,140
Jones Lang LaSalle, Inc.	145	3,373
JPMorgan Chase & Co.	17,851	474,480
KBW, Inc.*	100	2,035
Keycorp	1,380	10,861
Kilroy Realty Corp. REIT	100	1,719
Kimco Realty Corp. REIT	685	5,220
Kite Realty Group Trust REIT	100	245
Knight Capital Group, Inc., Class A*	400	5,896
LaBranche & Co., Inc.*	200	748
Lakeland Bancorp, Inc.	110	883
Lazard Ltd., Class A	200	5,880
Legg Mason, Inc.	359	5,708
Leucadia National Corp.*	520	7,743
Lexington Realty Trust REIT	300	714
Liberty Property Trust REIT	300	5,682
Lincoln National Corp.	669	4,476
Loews Corp.	1,038	22,940
LTC Properties, Inc. REIT	100	1,754
M&T Bank Corp.	160	7,238
Macerich Co./The REIT	340	2,128
Mack-Cali Realty Corp. REIT	200	3,962
Maguire Properties, Inc. REIT*	2,040	1,469
Markel Corp.*	30	8,516
Marsh & McLennan Cos., Inc.	1,500	30,375
Marshall & Ilsley Corp.	1,015	5,714
Max Capital Group Ltd.	200	3,448
MB Financial, Inc.	100	1,360
MBIA, Inc.*	900	4,122
Medical Properties Trust, Inc. REIT	100	365
Mercury General Corp.	100	2,970
Meruelo Maddux Properties, Inc.*	7,080	517
MetLife, Inc.	9,120	207,662
MF Global Ltd.*	400	1,692
MFA Financial, Inc. REIT	700	4,116
Mid-America Apartment Communities, Inc. REIT	100	3,083
Montpelier Re Holdings Ltd.	400	5,184
Moody's Corp.	9,190	210,635
Morgan Stanley	9,955	226,675
MSCI, Inc., Class A*	200	3,382
NASDAQ OMX Group, Inc./The*	440	8,615
National Health Investors, Inc. REIT	100	2,687
National Penn Bancshares, Inc.	234	1,942
National Retail Properties, Inc. REIT	300	4,752
National Western Life Insurance Co., Class A	13	1,469
Nationwide Health Properties, Inc. REIT	300	6,657
NBT Bancorp, Inc.	100	2,164
Nelnet, Inc., Class A*	100	884
New York Community Bancorp, Inc.	960	10,723
NewAlliance Bancshares, Inc.	400	4,696
Northern Trust Corp.	700	41,874
NorthStar Realty Finance Corp. REIT	217	503
Northwest Bancorp, Inc.	100	1,690
NYSE Euronext	880	15,752
Ocwen Financial Corp.*	100	1,143
Odyssey Re Holdings Corp.	100	3,793
Old National Bancorp/IN	220	2,457
Old Republic International Corp.	590	6,384
Omega Healthcare Investors, Inc. REIT	300	4,224
optionsXpress Holdings, Inc.	200	2,274
Oriental Financial Group, Inc.	100	488
Pacific Capital Bancorp NA	200	1,354
PacWest Bancorp	100	1,433
Park National Corp.	40	2,230
Parkway Properties, Inc. REIT	100	1,030
PartnerRe Ltd.	166	10,304
People's United Financial, Inc.	998	17,934
PHH Corp.*	220	3,091
Phoenix Cos., Inc./The	2,360	2,761
Pico Holdings, Inc.*	100	3,007

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
Pinnacle Financial Partners, Inc.*	100	$2,371
Piper Jaffray Cos.*	100	2,579
Platinum Underwriters Holdings Ltd.	200	5,672
Plum Creek Timber Co., Inc. REIT	500	14,535
PNC Financial Services Group, Inc.	5,552	162,618
Portfolio Recovery Associates, Inc.*	100	2,684
Post Properties, Inc. REIT	200	2,028
Potlatch Corp. REIT	138	3,200
Presidential Life Corp.	100	779
Principal Financial Group, Inc.	811	6,634
PrivateBancorp, Inc.	100	1,446
ProAssurance Corp.*	100	4,662
Progressive Corp./The*	2,000	26,880
ProLogis REIT	1,000	6,500
Prosperity Bancshares, Inc.	100	2,735
Provident Financial Services, Inc.	200	2,162
Provident New York Bancorp	100	855
Prudential Financial, Inc.	1,340	25,487
Public Storage REIT	413	22,818
Raymond James Financial, Inc.	300	5,910
Rayonier, Inc. REIT	300	9,066
Realty Income Corp. REIT	400	7,528
Redwood Trust, Inc. REIT	200	3,070
Regency Centers Corp. REIT	200	5,314
Regions Financial Corp.	1,976	8,418
Reinsurance Group of America, Inc.	240	7,774
RenaissanceRe Holdings Ltd.	200	9,888
Renasant Corp.	100	1,256
Resource America, Inc., Class A	100	399
RLI Corp.	57	2,861
Royal Bank of Canada	26	752
S&T Bancorp, Inc.	100	2,121
Safety Insurance Group, Inc.	100	3,108
Sandy Spring Bancorp, Inc.	100	1,116
Saul Centers, Inc. REIT	100	2,297
SEI Investments Co.	380	4,640
Selective Insurance Group	200	2,432
Senior Housing Properties Trust REIT	400	5,608
Signature Bank/New York NY*	100	2,823
Simmons First National Corp., Class A	100	2,519
Simon Property Group, Inc. REIT	660	22,862
SL Green Realty Corp. REIT	200	2,160
SLM Corp.*	1,272	6,296
Sovran Self Storage, Inc. REIT	100	2,008
St. Joe Co./The*	200	3,348
StanCorp Financial Group, Inc.	200	4,556
Sterling Bancorp/NY	105	1,039
Sterling Bancshares, Inc./TX	260	1,700
Stewart Information Services Corp.	100	1,950
Stifel Financial Corp.*	50	2,165
Sun Communities, Inc. REIT	100	1,183
SunTrust Banks, Inc.	1,160	13,618
Susquehanna Bancshares, Inc.	364	3,396
SVB Financial Group*	140	2,801
SWS Group, Inc.	150	2,329
Synovus Financial Corp.	680	2,210
T. Rowe Price Group, Inc.	800	23,088
Tanger Factory Outlet Centers REIT	100	3,086
Taubman Centers, Inc. REIT	200	3,408
TCF Financial Corp.	500	5,880
TD Ameritrade Holding Corp.*	700	9,667
Tejon Ranch Co.*	100	2,067
Texas Capital Bancshares, Inc.*	100	1,126
TFS Financial Corp.	400	4,852
thinkorswim Group, Inc.*	300	2,592
Torchmark Corp.	9,925	260,333
Tower Group, Inc.	100	2,463
TowneBank/Portsmouth VA	100	1,633
Transatlantic Holdings, Inc.	100	3,567
Travelers Cos., Inc./The	1,900	77,216
Tree.com, Inc.*	23	106
TrustCo Bank Corp./NY	300	1,806
Trustmark Corp.	200	3,676
UBS AG*	23,700	223,491
UCBH Holdings, Inc.	1,460	2,205
UDR, Inc. REIT	555	4,779
UMB Financial Corp.	100	4,249
Umpqua Holdings Corp.	200	1,812
United Bankshares, Inc.	100	1,724
United Community Banks, Inc./GA	584	2,431
United Community Financial Corp./OH	103	125
United Fire & Casualty Co.	100	2,196
Unitrin, Inc.	200	2,796
Univest Corp of Pennsylvania	100	1,750

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
Unum Group	1,100	$13,750
Urstadt Biddle Properties, Inc., Class A REIT	100	1,342
U-Store-It Trust REIT	100	202
Validus Holdings Ltd.	200	4,736
Valley National Bancorp	523	6,470
Ventas, Inc. REIT	400	9,044
Virtus Investment Partners, Inc.*	118	768
Vornado Realty Trust REIT	465	15,465
W.R. Berkley Corp.	400	9,020
Waddell & Reed Financial, Inc., Class A	180	3,253
Washington Federal, Inc.	300	3,987
Washington Real Estate Investment Trust REIT	200	3,460
Weingarten Realty Investors REIT	140	1,333
Wells Fargo & Co.	13,193	187,868
WesBanco, Inc.	100	2,283
Wesco Financial Corp.	8	2,208
West Coast Bancorp/OR	100	222
Westamerica Bancorporation	100	4,556
White Mountains Insurance Group Ltd.	36	6,189
Whitney Holding Corp./LA	280	3,206
Wilmington Trust Corp.	300	2,907
Wintrust Financial Corp.	100	1,230
World Acceptance Corp.*	100	1,710
XL Capital Ltd., Class A	1,300	7,098
Zenith National Insurance Corp.	150	3,616
Zions Bancorporation	500	4,915
		5,117,257
Health Care — 3.5%
Abaxis, Inc.*	100	1,724
Abbott Laboratories	4,800	228,960
ABIOMED, Inc.*	100	490
Abraxis Bioscience, Inc.*	25	1,192
Acorda Therapeutics, Inc.*	164	3,249
Aetna, Inc.	1,500	36,495
Albany Molecular Research, Inc.*	100	943
Alexion Pharmaceuticals, Inc.*	300	11,298
Align Technology, Inc.*	200	1,586
Alkermes, Inc.*	300	3,639
Allergan, Inc.	957	45,706
Allos Therapeutics, Inc.*	300	1,854
Allscripts-Misys Healthcare Solutions, Inc.	600	6,174
Alnylam Pharmaceuticals, Inc.*	100	1,904
AMAG Pharmaceuticals, Inc.*	100	3,677
Amedisys, Inc.*	134	3,684
American Medical Systems Holdings, Inc.*	200	2,230
AMERIGROUP Corp.*	200	5,508
AmerisourceBergen Corp.	5,625	183,713
Amgen, Inc.*	3,132	155,097
AMN Healthcare Services, Inc.*	100	510
Amsurg Corp.*	100	1,585
Amylin Pharmaceuticals, Inc.*	400	4,700
Arena Pharmaceuticals, Inc.*	260	783
Ariad Pharmaceuticals, Inc.*	200	238
Array Biopharma, Inc.*	200	528
athenahealth, Inc.*	100	2,411
Auxilium Pharmaceuticals, Inc.*	100	2,772
Baxter International, Inc.	1,900	97,318
Beckman Coulter, Inc.	200	10,202
Becton Dickinson and Co.	747	50,228
Biogen Idec, Inc.*	863	45,239
BioMarin Pharmaceutical, Inc.*	400	4,940
Bio-Rad Laboratories, Inc., Class A*	58	3,822
Boston Scientific Corp.*	4,511	35,862
Bristol-Myers Squibb Co.	6,074	133,142
C.R. Bard, Inc.	300	23,916
Cambrex Corp.*	100	228
Cardinal Health, Inc.	8,725	274,663
Catalyst Health Solutions, Inc.*	100	1,982
Celera Corp.*	300	2,289
Celgene Corp.*	1,438	63,847
Cell Genesys, Inc.*	380	110
Centene Corp.*	200	3,604
Cephalon, Inc.*	200	13,620
Cepheid, Inc.*	200	1,380
Cerner Corp.*	200	8,794
Charles River Laboratories International, Inc.*	200	5,442
Chemed Corp.	100	3,890
CIGNA Corp.	955	16,798
Community Health Systems, Inc.*	400	6,136
Conceptus, Inc.*	100	1,175
Conmed Corp.*	100	1,441
Cooper Cos., Inc./The	200	5,288
Cougar Biotechnology, Inc.*	100	3,220
Covance, Inc.*	152	5,416

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
Coventry Health Care, Inc.*	600	$7,764
Covidien Ltd.	1,500	49,860
Cross Country Healthcare, Inc.*	100	655
Cubist Pharmaceuticals, Inc.*	200	3,272
CV Therapeutics, Inc.*	200	3,976
Cyberonics, Inc.*	100	1,327
Cypress Bioscience, Inc.*	100	711
DaVita, Inc.*	300	13,185
Dendreon Corp.*	400	1,680
DENTSLPY International, Inc.	400	10,740
Dionex Corp.*	100	4,725
Eclipsys Corp.*	200	2,028
Edwards Lifesciences Corp.*	200	12,126
Eli Lilly & Co.	3,073	102,669
Endo Pharmaceuticals Holdings, Inc.*	300	5,304
Enzo Biochem, Inc.*	100	402
Enzon Pharmaceuticals, Inc.*	200	1,214
eResearchTechnology, Inc.*	200	1,052
ev3, Inc.*	300	2,130
Exelixis, Inc.*	300	1,380
Express Scripts, Inc.*	600	27,702
Facet Biotech Corp.*	80	760
Forest Laboratories, Inc.*	940	20,642
Gen-Probe, Inc.*	200	9,116
Gentiva Health Services, Inc.*	100	1,520
Genzyme Corp.*	800	47,512
Geron Corp.*	200	894
Gilead Sciences, Inc.*	2,800	129,696
Greatbatch, Inc.*	100	1,935
Haemonetics Corp.*	100	5,508
Hanger Orthopedic Group, Inc.*	200	2,650
Health Net, Inc.*	400	5,792
Healthsouth Corp.*	400	3,552
Healthspring, Inc.*	200	1,674
Healthways, Inc.*	100	877
Henry Schein, Inc.*	300	12,003
Hill-Rom Holdings, Inc.	300	2,967
HLTH Corp.*	409	4,233
HMS Holdings Corp.*	100	3,290
Hologic, Inc.*	716	9,372
Hospira, Inc.*	500	15,430
Humana, Inc.*	500	13,040
Idexx Laboratories, Inc.*	200	6,916
I-Flow Corp.*	100	365
Illumina, Inc.*	400	14,896
Immucor, Inc.*	200	5,030
IMS Health, Inc.	700	8,729
Incyte Corp. Ltd.*	300	702
Integra LifeSciences Holdings Corp.*	100	2,473
InterMune, Inc.*	100	1,644
Intuitive Surgical, Inc.*	118	11,253
Invacare Corp.	100	1,603
inVentiv Health, Inc.*	100	816
Inverness Medical Innovations, Inc.*	220	5,859
Isis Pharmaceuticals, Inc.*	400	6,004
Jazz Pharmaceuticals, Inc.*	1,500	1,335
Johnson & Johnson	10,366	545,252
Kindred Healthcare, Inc.*	100	1,495
Kinetic Concepts, Inc.*	200	4,224
King Pharmaceuticals, Inc.*	1,000	7,070
KV Pharmaceutical Co., Class A*	100	165
Laboratory Corp. of America Holdings*	300	17,547
Landauer, Inc.	54	2,737
Life Technologies Corp.*	509	16,532
LifePoint Hospitals, Inc.*	200	4,172
Lincare Holdings, Inc.*	300	6,540
Luminex Corp.*	100	1,812
Magellan Health Services, Inc.*	100	3,644
MannKind Corp.*	100	348
Martek Biosciences Corp.*	100	1,825
Masimo Corp.*	200	5,796
McKesson Corp.	873	30,590
Medarex, Inc.*	400	2,052
Medco Health Solutions, Inc.*	1,600	66,144
Medicines Co./The*	200	2,168
Medicis Pharmaceutical Corp., Class A	200	2,474
Medivation, Inc.*	100	1,827
Mednax, Inc.*	200	5,894
Medtronic, Inc.	3,411	100,522
Merck & Co., Inc.	9,275	248,106
Meridian Bioscience, Inc.	150	2,718
Merit Medical Systems, Inc.*	100	1,221
Millipore Corp.*	200	11,482
Mylan, Inc.*	880	11,801

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
Myriad Genetics, Inc.*	274	$12,459
Nabi Biopharmaceuticals*	200	740
Natus Medical, Inc.*	100	851
Nektar Therapeutics*	300	1,617
Noven Pharmaceuticals, Inc.*	100	948
NuVasive, Inc.*	100	3,138
Odyssey HealthCare, Inc.*	100	970
Omnicare, Inc.	260	6,367
Omnicell, Inc.*	200	1,564
Onyx Pharmaceuticals, Inc.*	200	5,710
OraSure Technologies, Inc.*	200	506
Orthofix International NV*	100	1,852
OSI Pharmaceuticals, Inc.*	212	8,111
Owens & Minor, Inc.	100	3,313
Palomar Medical Technologies, Inc.*	100	726
Par Pharmaceutical Cos., Inc.*	100	947
Parexel International Corp.*	200	1,946
Patterson Cos., Inc.*	287	5,413
PDL BioPharma, Inc.	500	3,540
PerkinElmer, Inc.	400	5,108
Perrigo Co.	300	7,449
Pfizer, Inc.	20,876	284,331
Pharmaceutical Product Development, Inc.	400	9,488
PharMerica Corp.*	102	1,697
Phase Forward, Inc.*	100	1,279
Progenics Pharmaceuticals, Inc.*	100	659
Providence Service Corp./The*	40	275
PSS World Medical, Inc.*	200	2,870
Psychiatric Solutions, Inc.*	200	3,146
Quest Diagnostics, Inc.	500	23,740
Quidel Corp.*	200	1,844
Regeneron Pharmaceuticals, Inc.*	200	2,772
RehabCare Group, Inc.*	100	1,744
Res-Care, Inc.*	100	1,456
ResMed, Inc.*	200	7,068
Rigel Pharmaceuticals, Inc.*	100	614
Salix Pharmaceuticals Ltd.*	100	950
Savient Pharmaceuticals, Inc.*	300	1,485
Schering-Plough Corp.	9,275	218,426
Seattle Genetics, Inc.*	100	986
Sepracor, Inc.*	400	5,864
Sequenom, Inc.*	200	2,844
SonoSite, Inc.*	100	1,788
St. Jude Medical, Inc.*	1,000	36,330
STERIS Corp.	200	4,656
Stryker Corp.	900	30,636
Sun Healthcare Group, Inc.*	200	1,688
SurModics, Inc.*	100	1,825
Symmetry Medical, Inc.*	100	631
Techne Corp.	100	5,471
Teleflex, Inc.	100	3,909
Theravance, Inc.*	200	3,400
Thermo Fisher Scientific, Inc.*	1,300	46,371
Thoratec Corp.*	200	5,138
United Therapeutics Corp.*	100	6,609
UnitedHealth Group, Inc.	3,726	77,985
Universal American Corp.*	100	847
Universal Health Services, Inc., Class B	100	3,834
Valeant Pharmaceuticals International*	300	5,337
Varian Medical Systems, Inc.*	400	12,176
Varian, Inc.*	100	2,374
VCA Antech, Inc.*	300	6,765
Vertex Pharmaceuticals, Inc.*	500	14,365
Viropharma, Inc.*	200	1,050
Vital Images, Inc.*	100	1,127
Vivus, Inc.*	300	1,296
Volcano Corp.*	200	2,910
Warner Chilcott Ltd., Class A*	300	3,156
Waters Corp.*	300	11,085
Watson Pharmaceuticals, Inc.*	300	9,333
WellCare Health Plans, Inc.*	200	2,250
WellPoint, Inc.*	6,947	263,778
West Pharmaceutical Services, Inc.	100	3,281
Wright Medical Group, Inc.*	100	1,303
Wyeth	4,100	176,464
XenoPort, Inc.*	100	1,936
Zimmer Holdings, Inc.*	752	27,448
Zymogenetics, Inc.*	100	399
		4,682,554
Industrials — 2.6%
3M Co.	2,153	107,047
A.O. Smith Corp.	100	2,518
AAR Corp.*	100	1,254
ABM Industries, Inc.	100	1,640

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
ACCO Brands Corp.*	1,360	$1,333
Actuant Corp., Class A	200	2,066
Acuity Brands, Inc.	200	4,508
Administaff, Inc.	100	2,113
Advisory Board Co./The*	100	1,658
Aecom Technology Corp.*	300	7,824
AGCO Corp.*	200	3,920
Airtran Holdings, Inc.*	300	1,365
Alaska Air Group, Inc.*	200	3,514
Albany International Corp., Class A	100	905
Alexander & Baldwin, Inc.	200	3,806
Alliant Techsystems, Inc.*	101	6,765
American Ecology Corp.	100	1,394
American Superconductor Corp.*	200	3,462
Ameron International Corp.	56	2,949
AMETEK, Inc.	350	10,944
AMR Corp.*	580	1,850
Apogee Enterprises, Inc.	100	1,098
Applied Industrial Technologies, Inc.	150	2,530
Arkansas Best Corp.	100	1,902
Armstrong World Industries, Inc.*	100	1,101
Astec Industries, Inc.*	100	2,623
ATC Technology Corp.*	100	1,120
Avery Dennison Corp.	380	8,489
Badger Meter, Inc.	100	2,889
Baldor Electric Co.	200	2,898
Barnes Group, Inc.	200	2,138
BE Aerospace, Inc.*	400	3,468
Beacon Roofing Supply, Inc.*	150	2,008
Belden, Inc.	200	2,502
Blount International, Inc.*	100	462
Boeing Co.	9,376	333,598
Bowne & Co., Inc.	83	266
Brady Corp., Class A	200	3,526
Briggs & Stratton Corp.	200	3,300
Brink's Co./The	100	2,646
Bucyrus International, Inc.	300	4,554
Burlington Northern Santa Fe Corp.	862	51,849
C.H. Robinson Worldwide, Inc.	500	22,805
Carlisle Cos., Inc.	200	3,926
Cascade Corp.	100	1,763
Caterpillar, Inc.	1,846	51,614
CBIZ, Inc.*	200	1,394
Celadon Group, Inc.*	100	555
Cenveo, Inc.*	200	650
Ceradyne, Inc.*	100	1,813
Cintas Corp.	360	8,899
CIRCOR International, Inc.	100	2,252
CLARCOR, Inc.	200	5,038
Clean Harbors, Inc.*	60	2,880
Comfort Systems USA, Inc.	100	1,037
Commercial Vehicle Group, Inc.*	40	22
Continental Airlines, Inc., Class B*	400	3,524
Con-way, Inc.	200	3,586
Cooper Industries Ltd., Class A	500	12,930
Copa Holdings SA, Class A	100	2,867
Copart, Inc.*	200	5,932
Corporate Executive Board Co./The	100	1,450
Corrections Corp. of America*	300	3,843
CoStar Group, Inc.*	100	3,025
Covanta Holding Corp.*	314	4,110
CRA International, Inc.*	100	1,888
Crane Co.	160	2,701
CSX Corp.	1,200	31,020
Cubic Corp.	100	2,533
Cummins, Inc.	600	15,270
Curtiss-Wright Corp.	200	5,610
Danaher Corp.	800	43,376
Deere & Co.	1,276	41,942
Delta Air Lines, Inc.*	1,944	10,945
Deluxe Corp.	240	2,311
Donaldson Co., Inc.	300	8,052
Dover Corp.	600	15,828
Dun & Bradstreet Corp.	171	13,167
Dycom Industries, Inc.*	160	926
Eaton Corp.	500	18,430
EMCOR Group, Inc.*	280	4,808
Emerson Electric Co.	2,400	68,592
Encore Wire Corp.	100	2,143
Energy Conversion Devices, Inc.*	200	2,654
EnerSys*	200	2,424
Ennis, Inc.	100	886
EnPro Industries, Inc.*	100	1,710
Equifax, Inc.	455	11,125

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
ESCO Technologies, Inc.*	100	$3,870
Esterline Technologies Corp.*	100	2,019
Expeditors International of Washington, Inc.	700	19,803
Exponent, Inc.*	100	2,533
Fastenal Co.	400	12,862
Federal Signal Corp.	200	1,054
FedEx Corp.	949	42,221
First Solar, Inc.*	137	18,180
Flowserve Corp.	136	7,632
Fluor Corp.	494	17,068
Force Protection, Inc.*	300	1,440
Forward Air Corp.	100	1,623
Franklin Electric Co., Inc.	100	2,213
FTI Consulting, Inc.*	154	7,620
FuelCell Energy, Inc.*	200	480
G&K Services, Inc., Class A	100	1,891
Gardner Denver, Inc.*	200	4,348
GATX Corp.	200	4,046
General Cable Corp.*	200	3,964
General Dynamics Corp.	1,200	49,908
General Electric Co.	32,415	327,716
Genesee & Wyoming, Inc., Class A*	150	3,187
Geo Group, Inc./The*	100	1,325
GeoEye, Inc.*	100	1,975
Gibraltar Industries, Inc.	100	472
Goodrich Corp.	400	15,156
Graco, Inc.	100	1,707
GrafTech International Ltd.*	280	1,725
Granite Construction, Inc.	100	3,748
Griffon Corp.*	163	1,222
Harsco Corp.	300	6,651
Healthcare Services Group, Inc.	150	2,246
Heartland Express, Inc.	266	3,939
HEICO Corp.	100	2,430
Heidrick & Struggles International, Inc.	100	1,774
Herman Miller, Inc.	200	2,132
Hertz Global Holdings, Inc.*	1,300	5,109
Hexcel Corp.*	300	1,971
HNI Corp.	200	2,080
Honeywell International, Inc.	2,300	64,078
HUB Group, Inc., Class A*	200	3,400
Hubbell, Inc., Class B	200	5,392
Hudson Highland Group, Inc.*	100	111
Huron Consulting Group, Inc.*	100	4,243
IDEX Corp.	300	6,561
IHS, Inc., Class A*	100	4,118
II-VI, Inc.*	100	1,718
Illinois Tool Works, Inc.	1,400	43,190
Ingersoll-Rand Co. Ltd., Class A	1,000	13,800
Insituform Technologies, Inc., Class A*	100	1,564
Interface, Inc., Class A	200	598
Interline Brands, Inc.*	100	843
Iron Mountain, Inc.*	500	11,085
ITT Corp.	600	23,082
J.B. Hunt Transport Services, Inc.	200	4,822
Jacobs Engineering Group, Inc.*	400	15,464
JetBlue Airways Corp.*	550	2,008
John Bean Technologies Corp.	108	1,130
Joy Global, Inc.	250	5,325
Kadant, Inc.*	100	1,152
Kaman Corp.	100	1,254
Kansas City Southern*	400	5,084
Kaydon Corp.	100	2,733
KBR, Inc.	535	7,388
Kelly Services, Inc., Class A	100	805
Kennametal, Inc.	200	3,242
Kforce, Inc.*	100	703
Kimball International, Inc., Class B	100	656
Kirby Corp.*	200	5,328
Knight Transportation, Inc.	150	2,274
Knoll, Inc.	100	613
Korn/Ferry International*	100	906
L-3 Communications Holdings, Inc.	2,950	200,010
Landstar System, Inc.	200	6,694
LECG Corp.*	100	254
Lennox International, Inc.	200	5,292
Lincoln Electric Holdings, Inc.	100	3,169
Lockheed Martin Corp.	1,000	69,030
LSI Industries, Inc.	100	517
Manitowoc Co., Inc./The	232	759
Manpower, Inc.	251	7,914
Masco Corp.	1,000	6,980
MasTec, Inc.*	100	1,209
McDermott International, Inc.*	600	8,034

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
McGrath RentCorp	100	$1,576
Medis Technologies Ltd.*	160	70
Middleby Corp.*	70	2,270
Mine Safety Appliances Co.	100	2,002
Mobile Mini, Inc.*	200	2,304
Monster Worldwide, Inc.*	500	4,075
Moog, Inc., Class A*	200	4,574
MPS Group, Inc.*	300	1,785
MSC Industrial Direct Co., Class A	100	3,107
Mueller Industries, Inc.	100	2,169
Mueller Water Products, Inc., Class A	500	1,650
Navigant Consulting, Inc.*	200	2,614
NCI Building Systems, Inc.*	100	222
Nordson Corp.	100	2,843
Norfolk Southern Corp.	1,100	37,125
Northrop Grumman Corp.	9,500	414,580
Old Dominion Freight Line, Inc.*	150	3,523
Orbital Sciences Corp.*	200	2,378
Oshkosh Corp.	300	2,022
Otter Tail Corp.	100	2,205
Owens Corning*	400	3,616
PACCAR, Inc.	1,050	27,048
Pacer International, Inc.	100	350
Pall Corp.	300	6,129
Parker Hannifin Corp.	500	16,990
Pentair, Inc.	300	6,501
Perini Corp.*	200	2,460
Pitney Bowes, Inc.	634	14,804
Power-One, Inc.*	300	264
Precision Castparts Corp.	448	26,835
Quanex Building Products Corp.	150	1,140
Quanta Services, Inc.*	602	12,913
R.R. Donnelley & Sons Co.	500	3,665
Raven Industries, Inc.	100	2,078
Raytheon Co.	1,300	50,622
RBC Bearings, Inc.*	100	1,528
Regal-Beloit Corp.	100	3,064
Republic Airways Holdings, Inc.*	100	648
Republic Services, Inc.	925	15,864
Resources Connection, Inc.*	200	3,016
Robert Half International, Inc.	400	7,132
Rockwell Automation, Inc.	400	8,736
Rockwell Collins, Inc.	500	16,320
Rollins, Inc.	150	2,573
Roper Industries, Inc.	300	12,735
RSC Holdings, Inc.*	200	1,052
Rush Enterprises, Inc., Class A*	150	1,338
Ryder System, Inc.	200	5,662
Seaboard Corp.	2	2,020
Shaw Group, Inc./The*	220	6,030
Simpson Manufacturing Co., Inc.	100	1,802
Skywest, Inc.	200	2,488
Southwest Airlines Co.	2,400	15,192
Spherion Corp.*	200	416
Spirit Aerosystems Holdings, Inc., Class A*	400	3,988
SPX Corp.	180	8,462
Steelcase, Inc., Class A	200	1,002
Stericycle, Inc.*	300	14,319
SunPower Corp., Class A*	220	5,232
SYKES Enterprises, Inc.*	100	1,663
Taser International, Inc.*	200	936
Team, Inc.*	100	1,172
Tecumseh Products Co., Class A*	100	452
Teledyne Technologies, Inc.*	100	2,668
Terex Corp.*	400	3,700
Tetra Tech, Inc.*	200	4,076
Textron, Inc.	720	4,133
Thomas & Betts Corp.*	140	3,503
Timken Co.	200	2,792
Titan International, Inc.	125	629
Toro Co.	100	2,418
TransDigm Group, Inc.*	100	3,284
Tredegar Corp.	100	1,633
Trinity Industries, Inc.	220	2,011
TrueBlue, Inc.*	200	1,650
UAL Corp.*	220	986
Union Pacific Corp.	1,632	67,092
United Parcel Service, Inc., Class B	2,100	103,362
United Stationers, Inc.*	100	2,808
United Technologies Corp.	3,000	128,940
Universal Forest Products, Inc.	100	2,661
URS Corp.*	260	10,507
US Airways Group, Inc.*	500	1,265
USG Corp.*	300	2,283

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
UTi Worldwide, Inc.	400	$4,780
Valmont Industries, Inc.	58	2,912
Viad Corp.	100	1,412
Vicor Corp.	100	489
W.W. Grainger, Inc.	200	14,036
Wabash National Corp.	100	123
Wabtec Corp.	200	5,276
Waste Connections, Inc.*	300	7,710
Waste Management, Inc.	1,500	38,400
Watsco, Inc.	100	3,403
Watson Wyatt Worldwide, Inc., Class A	100	4,937
Watts Water Technologies, Inc., Class A	100	1,956
Werner Enterprises, Inc.	200	3,024
WESCO International, Inc.*	200	3,624
Woodward Governor Co.	200	2,236
		3,468,000
Information Technology — 4.4%
3Com Corp.*	1,600	4,944
Accenture Ltd., Class A	1,800	49,482
ACI Worldwide, Inc.*	100	1,875
Actel Corp.*	100	1,012
Activision Blizzard, Inc.*	2,000	20,920
Acxiom Corp.	200	1,480
Adaptec, Inc.*	400	960
Adobe Systems, Inc.*	1,616	34,566
Adtran, Inc.	200	3,242
Advanced Energy Industries, Inc.*	100	753
Advanced Micro Devices, Inc.*	2,400	7,320
Advent Software, Inc.*	100	3,331
Affiliated Computer Services, Inc., Class A*	300	14,367
Agilent Technologies, Inc.*	1,231	18,920
Agilysys, Inc.	80	344
Akamai Technologies, Inc.*	500	9,700
Alcatel-Lucent ADR*	147,375	274,118
Alliance Data Systems Corp.*	200	7,390
Altera Corp.	1,000	17,550
Amdocs Ltd.*	600	11,112
Amphenol Corp., Class A	600	17,094
Analog Devices, Inc.	965	18,596
Anixter International, Inc.*	100	3,168
ANSYS, Inc.*	300	7,530
Apple, Inc.*	2,699	283,719
Applied Materials, Inc.	4,120	44,290
Applied Micro Circuits Corp.*	250	1,215
Ariba, Inc.*	160	1,397
Arris Group, Inc.*	393	2,896
Arrow Electronics, Inc.*	300	5,718
Aruba Networks, Inc.*	260	816
AsiaInfo Holdings, Inc.*	100	1,685
Atheros Communications, Inc.*	200	2,932
Atmel Corp.*	1,300	4,719
ATMI, Inc.*	100	1,543
Autodesk, Inc.*	600	10,086
Automatic Data Processing, Inc.	1,590	55,904
Avanex Corp.*	100	175
Avnet, Inc.*	400	7,004
Avocent Corp.*	200	2,428
AVX Corp.	200	1,816
Axcelis Technologies, Inc.*	4,940	1,877
Benchmark Electronics, Inc.*	250	2,800
Black Box Corp.	100	2,361
Blackbaud, Inc.	100	1,161
Blackboard, Inc.*	100	3,174
BMC Software, Inc.*	600	19,800
Brightpoint, Inc.*	270	1,156
Broadcom Corp., Class A*	1,560	31,169
Broadridge Financial Solutions, Inc.	350	6,514
Brocade Communications Systems, Inc.*	1,600	5,520
Brooks Automation, Inc.*	311	1,434
CA, Inc.	10,850	191,069
Cabot Microelectronics Corp.*	100	2,403
CACI International, Inc., Class A*	100	3,649
Cadence Design Systems, Inc.*	1,000	4,200
Checkpoint Systems, Inc.*	100	897
Ciber, Inc.*	200	546
Ciena Corp.*	371	2,886
Cirrus Logic, Inc.*	300	1,128
Cisco Systems, Inc.*	18,200	305,214
Citrix Systems, Inc.*	500	11,320
Cogent, Inc.*	100	1,190
Cognex Corp.	200	2,670
Cognizant Technology Solutions Corp., Class A*	804	16,715
Coherent, Inc.*	100	1,725
Cohu, Inc.	100	720

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
CommScope, Inc.*	300	$3,408
Commvault Systems, Inc.*	200	2,194
Computer Sciences Corp.*	500	18,420
Compuware Corp.*	700	4,613
Comtech Telecommunications Corp.*	100	2,477
Concur Technologies, Inc.*	200	3,838
Convergys Corp.*	500	4,040
Corning, Inc.	4,820	63,961
Cree, Inc.*	300	7,059
CSG Systems International, Inc.*	200	2,856
CTS Corp.	100	361
Cybersource Corp.*	300	4,443
Cymer, Inc.*	100	2,226
Cypress Semiconductor Corp.*	620	4,197
Daktronics, Inc.	200	1,310
Data Domain, Inc.*	100	1,257
DealerTrack Holdings, Inc.*	100	1,310
Dell, Inc.*	20,080	190,358
Deltek, Inc.*	20	87
Diebold, Inc.	200	4,270
Digital River, Inc.*	100	2,982
Dolby Laboratories, Inc., Class A*	200	6,822
DSP Group, Inc.*	100	432
DST Systems, Inc.*	100	3,462
DTS, Inc.*	100	2,406
Earthlink, Inc.*	400	2,628
eBay, Inc.*	3,300	41,448
Echelon Corp.*	100	809
EchoStar Corp., Class A*	160	2,373
Electro Scientific Industries, Inc.*	100	592
Electronic Arts, Inc.*	900	16,371
Electronics for Imaging, Inc.*	200	1,960
Elixir Gaming Technologies, Inc.*	7,480	823
EMC Corp.*	6,300	71,820
Emulex Corp.*	300	1,509
Epicor Software Corp.*	200	762
EPIQ Systems, Inc.*	100	1,803
Equinix, Inc.*	100	5,615
Euronet Worldwide, Inc.*	200	2,612
Exar Corp.*	100	624
Extreme Networks*	219	333
F5 Networks, Inc.*	200	4,190
Factset Research Systems, Inc.	100	4,999
Fair Isaac Corp.	200	2,814
Fairchild Semiconductor International, Inc.*	460	1,716
FEI Co.*	100	1,543
Fidelity National Information Services, Inc.	522	9,500
Fiserv, Inc.*	500	18,230
FLIR Systems, Inc.*	432	8,847
Formfactor, Inc.*	200	3,604
Gartner, Inc.*	200	2,202
Genpact Ltd.*	200	1,772
Gevity HR, Inc.	100	395
Global Cash Access Holdings, Inc.*	100	382
Global Payments, Inc.	300	10,023
Google, Inc., Class A*	725	252,343
GSI Commerce, Inc.*	100	1,310
Harmonic, Inc.*	300	1,950
Harris Corp.	420	12,155
Heartland Payment Systems, Inc.	100	661
Hewitt Associates, Inc., Class A*	300	8,928
Hewlett-Packard Co.	7,610	243,977
Hittite Microwave Corp.*	100	3,120
HSW International, Inc.*	6,100	1,006
Hypercom Corp.*	220	211
IAC/InterActiveCorp*	370	5,635
Infinera Corp.*	400	2,960
infoGROUP, Inc.*	100	416
Informatica Corp.*	300	3,978
Infospace, Inc.*	100	520
Ingram Micro, Inc., Class A*	500	6,320
Insight Enterprises, Inc.*	200	612
Integrated Device Technology, Inc.*	720	3,276
Intel Corp.	17,804	267,950
InterDigital, Inc.*	200	5,164
Intermec, Inc.*	200	2,080
International Business Machines Corp.	4,204	407,326
International Rectifier Corp.*	300	4,053
Internet Capital Group, Inc.*	100	403
Intersil Corp., Class A	460	5,290
Intevac, Inc.*	100	521
Intuit, Inc.*	1,000	27,000
Itron, Inc.*	104	4,924
Ixia*	100	517

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
j2 Global Communications, Inc.*	200	$4,378
Jabil Circuit, Inc.	800	4,448
Jack Henry & Associates, Inc.	300	4,896
JDA Software Group, Inc.*	100	1,155
JDS Uniphase Corp.*	812	2,639
Juniper Networks, Inc.*	1,600	24,096
KLA-Tencor Corp.	440	8,800
Knot, Inc./The*	100	820
Kulicke & Soffa Industries, Inc.*	200	524
L-1 Identity Solutions, Inc.*	61	312
Lam Research Corp.*	360	8,197
Lattice Semiconductor Corp.*	400	552
Lawson Software, Inc.*	200	850
Lender Processing Services, Inc.	361	11,050
Lexmark International, Inc., Class A*	300	5,061
Linear Technology Corp.	700	16,086
Littelfuse, Inc.*	100	1,099
LSI Corp.*	1,896	5,764
Macrovision Solutions Corp.*	287	5,106
Manhattan Associates, Inc.*	100	1,732
Mantech International Corp., Class A*	100	4,190
Marchex, Inc., Class B	100	344
Marvell Technology Group Ltd.*	1,580	14,473
Mastercard, Inc., Class A	222	37,181
Mattson Technology, Inc.*	200	168
MAXIMUS, Inc.	100	3,986
McAfee, Inc.*	500	16,750
MEMC Electronic Materials, Inc.*	600	9,894
Mentor Graphics Corp.*	300	1,332
MercadoLibre, Inc.*	100	1,855
Mercury Computer Systems, Inc.*	100	553
Metavante Technologies, Inc.*	311	6,208
Methode Electronics, Inc.	100	358
Mettler-Toledo International, Inc.*	106	5,441
Micrel, Inc.	200	1,408
Microchip Technology, Inc.	600	12,714
Micron Technology, Inc.*	2,100	8,526
Micros Systems, Inc.*	200	3,750
Microsemi Corp.*	300	3,480
Microsoft Corp.	39,059	717,514
MicroStrategy, Inc., Class A*	48	1,641
Microtune, Inc.*	200	364
MKS Instruments, Inc.*	200	2,934
ModusLink Global Solutions, Inc.*	160	414
Molex, Inc.	500	6,870
Monolithic Power Systems, Inc.*	100	1,550
Motorola, Inc.	68,865	291,299
Move, Inc.*	500	725
MRV Communications, Inc.*	4,480	1,389
MTS Systems Corp.	100	2,275
National Instruments Corp.	200	3,730
National Semiconductor Corp.	600	6,162
NCR Corp.*	400	3,180
Net 1 UEPS Technologies, Inc.*	200	3,042
NetApp, Inc.*	1,000	14,840
Netgear, Inc.*	100	1,205
Netlogic Microsystems, Inc.*	100	2,748
Netscout Systems, Inc.*	100	716
NeuStar, Inc., Class A*	300	5,025
Newport Corp.*	100	442
Novatel Wireless, Inc.*	100	562
Novell, Inc.*	1,400	5,964
Novellus Systems, Inc.*	400	6,652
Nuance Communications, Inc.*	740	8,036
Nvidia Corp.*	1,830	18,044
Omniture, Inc.*	200	2,638
Omnivision Technologies, Inc.*	200	1,344
ON Semiconductor Corp.*	1,170	4,563
Oracle Corp.*	11,940	215,756
Palm, Inc.*	400	3,448
Parametric Technology Corp.*	360	3,593
Park Electrochemical Corp.	100	1,728
Paychex, Inc.	1,000	25,670
Perot Systems Corp., Class A*	300	3,864
Plantronics, Inc.	200	2,414
Plexus Corp.*	200	2,764
PMC - Sierra, Inc.*	900	5,742
Polycom, Inc.*	300	4,617
Power Integrations, Inc.	100	1,720
Progress Software Corp.*	100	1,736
QLogic Corp.*	300	3,336
QUALCOMM, Inc.	5,000	194,550
Quality Systems, Inc.	100	4,525
Quantum Corp.*	800	536

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
Quest Software, Inc.*	200	$2,536
Radisys Corp.*	100	606
Rambus, Inc.*	200	1,892
RealNetworks, Inc.*	400	932
Red Hat, Inc.*	500	8,920
RF Micro Devices, Inc.*	1,057	1,406
Riverbed Technology, Inc.*	140	1,831
Rofin-Sinar Technologies, Inc.*	200	3,224
Rogers Corp.*	100	1,888
S1 Corp.*	225	1,159
SAIC, Inc.*	644	12,023
Salesforce.com, Inc.*	340	11,128
SanDisk Corp.*	600	7,590
Sapient Corp.*	300	1,341
Seagate Technology	1,300	7,813
Semtech Corp.*	200	2,670
Sigma Designs, Inc.*	100	1,244
Silicon Image, Inc.*	300	720
Silicon Laboratories, Inc.*	200	5,280
Silicon Storage Technology, Inc.*	300	495
Skyworks Solutions, Inc.*	500	4,030
Sohu.com, Inc.*	100	4,131
Solera Holdings, Inc.*	200	4,956
Sonic Solutions, Inc.*	1,700	2,040
SonicWALL, Inc.*	200	892
Sonus Networks, Inc.*	820	1,287
SPSS, Inc.*	100	2,843
SRA International, Inc., Class A*	220	3,234
Standard Microsystems Corp.*	100	1,860
Starent Networks Corp.*	100	1,581
Sun Microsystems, Inc.*	2,200	16,104
Sybase, Inc.*	276	8,360
Sycamore Networks, Inc.*	600	1,602
Symantec Corp.*	2,573	38,441
Symmetricom, Inc.*	200	700
Symyx Technologies*	100	445
Synaptics, Inc.*	150	4,014
Synopsys, Inc.*	400	8,292
Take-Two Interactive Software, Inc.*	300	2,505
Tech Data Corp.*	200	4,356
Tekelec*	200	2,646
TeleTech Holdings, Inc.*	100	1,089
Tellabs, Inc.*	1,560	7,145
Teradata Corp.*	500	8,110
Teradyne, Inc.*	500	2,190
Tessera Technologies, Inc.*	200	2,674
Texas Instruments, Inc.	3,980	65,710
TIBCO Software, Inc.*	700	4,109
TiVo, Inc.*	400	2,816
TNS, Inc.*	100	818
Total System Services, Inc.	400	5,524
Trimble Navigation Ltd.*	300	4,584
TriQuint Semiconductor, Inc.*	500	1,235
TTM Technologies, Inc.*	200	1,160
Tyco Electronics Ltd.	14,050	155,112
Tyler Technologies, Inc.*	100	1,463
Ultimate Software Group, Inc.*	100	1,726
Ultratech, Inc.*	100	1,249
United Online, Inc.	200	892
Universal Display Corp.*	100	917
Utstarcom, Inc.*	300	234
Valueclick, Inc.*	300	2,553
Varian Semiconductor Equipment Associates, Inc.*	175	3,790
VASCO Data Security International, Inc.*	100	577
Veeco Instruments, Inc.*	100	667
VeriSign, Inc.*	600	11,322
Viasat, Inc.*	100	2,082
Vignette Corp.*	100	668
Visa, Inc., Class A	1,370	76,172
Vishay Intertechnology, Inc.*	800	2,784
VistaPrint Ltd.*	200	5,498
VMware, Inc., Class A*	100	2,362
Websense, Inc.*	200	2,400
Western Digital Corp.*	600	11,604
Western Union Co./The	2,200	27,654
Wind River Systems, Inc.*	200	1,280
Wright Express Corp.*	100	1,822
Xerox Corp.	2,600	11,830
Xilinx, Inc.	900	17,244
Yahoo! Inc.*	4,155	53,226
Zebra Technologies Corp., Class A*	100	1,902
Zoran Corp.*	200	1,760
		5,946,123

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
Materials — 0.7%
A. Schulman, Inc.	70	$949
Air Products & Chemicals, Inc.	644	36,225
Airgas, Inc.	300	10,143
AK Steel Holding Corp.	260	1,851
Albemarle Corp.	200	4,354
Alcoa, Inc.	3,035	22,277
Allegheny Technologies, Inc.	300	6,579
AMCOL International Corp.	100	1,484
Aptargroup, Inc.	200	6,228
Arch Chemicals, Inc.	100	1,896
Ashland, Inc.	300	3,099
Balchem Corp.	100	2,513
Ball Corp.	300	13,020
Bemis Co., Inc.	300	6,291
Brush Engineered Materials, Inc.*	100	1,387
Cabot Corp.	300	3,153
Calgon Carbon Corp.*	200	2,834
Carpenter Technology Corp.	200	2,824
Celanese Corp., Series A	400	5,348
Century Aluminum Co.*	460	971
CF Industries Holdings, Inc.	172	12,234
Clearwater Paper Corp.*	39	313
Cliffs Natural Resources, Inc.	360	6,538
Commercial Metals Co.	500	5,775
Compass Minerals International, Inc.	100	5,637
Crown Holdings, Inc.*	500	11,365
Cytec Industries, Inc.	200	3,004
Domtar Corp.*	488	464
Dow Chemical Co./The	2,740	23,098
E.I. Du Pont de Nemours & Co.	2,700	60,291
Eagle Materials, Inc.	200	4,850
Eastman Chemical Co.	300	8,040
Ecolab, Inc.	500	17,365
Ferro Corp.	800	1,144
FMC Corp.	200	8,628
Freeport-McMoRan Copper & Gold, Inc.	1,239	47,218
Greif, Inc., Class A	100	3,329
H.B. Fuller Co.	200	2,600
Huntsman Corp.	900	2,817
International Flavors & Fragrances, Inc.	300	9,138
International Paper Co.	1,200	8,448
Intrepid Potash, Inc.*	100	1,845
Kaiser Aluminum Corp.	100	2,312
Lubrizol Corp.	200	6,802
Martin Marietta Materials, Inc.	147	11,657
MeadWestvaco Corp.	500	5,995
Minerals Technologies, Inc.	100	3,205
Monsanto Co.	1,680	139,608
Mosaic Co./The	500	20,990
Myers Industries, Inc.	100	614
Nalco Holding Co.	400	5,228
Neenah Paper, Inc.	100	363
Newmont Mining Corp.	1,500	67,140
Nucor Corp.	968	36,949
Olin Corp.	300	4,281
OM Group, Inc.*	100	1,932
Owens-Illinois, Inc.*	632	9,126
P.H. Glatfelter Co.	200	1,248
Packaging Corp. of America	400	5,208
Pactiv Corp.*	500	7,295
PolyOne Corp.*	300	693
PPG Industries, Inc.	500	18,450
Praxair, Inc.	949	63,858
Reliance Steel & Aluminum Co.	200	5,266
Rock-Tenn Co., Class A	100	2,705
Rohm and Haas Co.	400	31,536
Royal Gold, Inc.	100	4,676
RPM International, Inc.	500	6,365
RTI International Metals, Inc.*	100	1,170
Schnitzer Steel Industries, Inc., Class A	100	3,139
Schweitzer-Mauduit International, Inc.	100	1,846
Scotts Miracle-Gro Co./The, Class A	106	3,678
Sealed Air Corp.	600	8,280
Sensient Technologies Corp.	200	4,700
Sigma-Aldrich Corp.	400	15,116
Silgan Holdings, Inc.	100	5,254
Sonoco Products Co.	300	6,294
Southern Copper Corp.	750	13,065
Spartech Corp.	100	246
Steel Dynamics, Inc.	400	3,524
Stillwater Mining Co.*	100	370
Temple-Inland, Inc.	400	2,148
Terra Industries, Inc.	300	8,427
Texas Industries, Inc.	100	2,500

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
Titanium Metals Corp.	300	$1,641
United States Steel Corp.	364	7,691
Valspar Corp.	400	7,988
Vulcan Materials Co.	303	13,420
Wausau Paper Corp.	100	526
Weyerhaeuser Co.	700	19,299
Worthington Industries, Inc.	200	1,742
WR Grace & Co.*	300	1,896
Zep, Inc.	100	1,023
Zoltek Cos., Inc.*	100	681
		976,733
Telecommunication Services — 0.7%
Alaska Communications Systems Group, Inc.	100	670
American Tower Corp., Class A*	1,220	37,124
AT&T, Inc.	18,314	461,513
Cbeyond, Inc.*	100	1,883
Centennial Communications Corp.*	80	661
CenturyTel, Inc.	300	8,436
Cincinnati Bell, Inc.*	800	1,840
Consolidated Communications Holdings, Inc.	3	31
Crown Castle International Corp.*	917	18,716
Embarq Corp.	480	18,168
Fairpoint Communications, Inc.	1,535	1,197
Frontier Communications Corp.	876	6,290
General Communication, Inc., Class A*	200	1,336
Globalstar, Inc.*	220	77
Iowa Telecommunications Services, Inc.	100	1,146
Leap Wireless International, Inc.*	180	6,276
Level 3 Communications, Inc.*	5,500	5,060
MetroPCS Communications, Inc.*	800	13,664
NII Holdings, Inc.*	500	7,500
NTELOS Holdings Corp.	100	1,814
Premiere Global Services, Inc.*	200	1,764
Qwest Communications International, Inc.	5,000	17,100
SBA Communications Corp., Class A*	340	7,922
Shenandoah Telecommunications Co.	100	2,280
Sprint Nextel Corp.*	8,300	29,631
Syniverse Holdings, Inc.*	200	3,152
Telephone & Data Systems, Inc.	300	7,953
tw telecom inc*	600	5,250
United States Cellular Corp.*	100	3,334
USA Mobility, Inc.	100	921
Verizon Communications, Inc.	8,816	266,243
Windstream Corp.	1,247	10,051
		949,003
Utilities — 1.1%
AES Corp./The*	1,960	11,388
AGL Resources, Inc.	200	5,306
Allegheny Energy, Inc.	500	11,585
Allete, Inc.	100	2,669
Alliant Energy Corp.	400	9,876
Ameren Corp.	620	14,378
American Electric Power Co., Inc.	1,200	30,312
American States Water Co.	100	3,632
American Water Works Co., Inc.	200	3,848
Aqua America, Inc.	400	8,000
Atmos Energy Corp.	200	4,624
Avista Corp.	200	2,756
Black Hills Corp.	100	1,789
California Water Service Group	100	4,186
Calpine Corp.*	1,000	6,810
Centerpoint Energy, Inc.	900	9,387
Cleco Corp.	200	4,338
CMS Energy Corp.	660	7,814
Consolidated Edison, Inc.	800	31,688
Constellation Energy Group, Inc.	560	11,570
Dominion Resources, Inc.	1,752	54,294
DPL, Inc.	400	9,016
DTE Energy Co.	500	13,850
Duke Energy Corp.	3,792	54,301
Dynegy, Inc., Class A*	1,516	2,137
Edison International	1,000	28,810
El Paso Electric Co.*	200	2,818
Empire District Electric Co./The	100	1,444
Energen Corp.	200	5,826
Entergy Corp.	586	39,901
EQT CORP.	400	12,532
Exelon Corp.	2,000	90,780
FirstEnergy Corp.	900	34,740
FPL Group, Inc.	1,300	65,949
Great Plains Energy, Inc.	428	5,765
Hawaiian Electric Industries, Inc.	300	4,122
IDACORP, Inc.	200	4,672
Integrys Energy Group, Inc.	265	6,901

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

		Fair
	Shares	Value
ITC Holdings Corp.	200	$8,724
Laclede Group, Inc./The	100	3,898
MDU Resources Group, Inc.	600	9,684
MGE Energy, Inc.	100	3,137
Mirant Corp.*	443	5,050
National Fuel Gas Co.	300	9,201
New Jersey Resources Corp.	150	5,097
Nicor, Inc.	100	3,323
NiSource, Inc.	800	7,840
Northeast Utilities	500	10,795
Northwest Natural Gas Co.	100	4,342
NorthWestern Corp.	100	2,148
NRG Energy, Inc.*	978	17,213
NSTAR	300	9,564
NV Energy, Inc.	900	8,451
OGE Energy Corp.	300	7,146
Oneok, Inc.	300	6,789
Ormat Technologies, Inc.	100	2,746
Pepco Holdings, Inc.	600	7,488
PG&E Corp.	1,100	42,042
Piedmont Natural Gas Co., Inc.	200	5,178
Pinnacle West Capital Corp.	300	7,968
PNM Resources, Inc.	300	2,478
Portland General Electric Co.	200	3,518
PPL Corp.	1,100	31,581
Progress Energy, Inc.	900	32,634
Public Service Enterprise Group, Inc.	1,500	44,205
Questar Corp.	500	14,715
Reliant Energy, Inc.*	820	2,616
SCANA Corp.	400	12,356
Sempra Energy	6,525	301,716
SJW Corp.	100	2,543
South Jersey Industries, Inc.	100	3,500
Southern Co./The	2,400	73,488
Southwest Gas Corp.	200	4,214
TECO Energy, Inc.	800	8,920
UGI Corp.	400	9,444
UIL Holdings Corp.	66	1,473
Unisource Energy Corp.	100	2,819
Vectren Corp.	300	6,327
Westar Energy, Inc.	400	7,012
WGL Holdings, Inc.	200	6,560
Wisconsin Energy Corp.	1,575	64,843
Xcel Energy, Inc.	1,300	24,219
		1,472,819
Total Common Stocks (Active & Passive Domestic Equities)
(Cost $45,762,738)		33,605,956

Investment Companies (Active International & Global Equities) (8.9%)
Dodge & Cox Global Stock Fund	1,359,408	6,171,711
Longleaf Partners International Fund	614,161	5,773,111
Total Investment Companies (Active International & Global Equities)
(Cost $16,050,000)		11,944,822

		Fair
	Cost	Value
Partnerships (Active Domestic & International Equities) (13.5%)
Partnership (Active Domestic Equity) — 1.7%
ValueAct Capital Partners II, L.P.(a)	$2,465,692	2,235,000
Partnership (Active International Equity) — 11.8%
Harris Associates International Value L.P.(a)	4,000,000	3,969,000
Liberty Square Strategic Partners IV (Asia), L.P.(a)	6,200,000	3,383,997
Walter Scott International Fund, LLC(a)	9,100,000	8,350,997
		15,703,994
Total Partnerships (Active Domestic & International Equities)
(Cost $21,765,692)		17,938,994

TOTAL EQUITY INVESTMENTS
(Cost $83,578,430)		63,489,772

ALTERNATIVE ASSETS (25.7%)
Hedge Funds
Absolute Return
Canyon Value Realization Fund, L.P.	9,000,000	7,974,999
FFIP, L.P.	4,000,000	4,259,000
GoldenTree Credit Opportunities, L.P.	3,500,000	1,565,001
Perry Partners, L.P.	6,319,727	5,550,003
Taconic Opportunity Fund L.P.	7,750,000	7,589,001
Equity Hedge
Lansdowne European Strategic Equity Fund, L.P.	3,500,000	3,514,000
Royal Capital Value Fund (QP), L.P.	3,500,000	3,903,001
TOTAL ALTERNATIVE ASSETS
(Cost $37,569,727)		34,355,005

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

	Principal	Fair
	Amount	Value
FIXED INCOME INVESTMENTS (16.3%)
Corporate Bonds (5.5%)
Consumer Discretionary — 0.5%
Comcast Corp., 5.70%, due 05/15/18	$10,000	$9,380
Comcast Corp., 6.50%, due 01/15/17	121,000	119,780
COX Communications, Inc., 5.45%, due 12/15/14	70,000	62,961
Daimler Finance North America LLC, 4.88%, due 06/15/10	46,000	44,677
Daimler Finance North America LLC MTN, 5.75%, due 09/08/11	144,000	136,088
McDonald's Corp. MTN, 5.00%, due 02/01/19	30,000	31,202
News America, Inc., 6.65%, due 11/15/37	70,000	52,454
Nordstrom, Inc., 6.25%, due 01/15/18	45,000	35,301
Time Warner Cable, Inc., 6.55%, due 05/01/37	44,000	37,030
Time Warner Cable, Inc., 7.50%, due 04/01/14	30,000	30,588
Time Warner, Inc., 5.50%, due 11/15/11	35,000	34,531
		593,992
Consumer Staples — 0.9%
Bottling Group LLC, 6.95%, due 03/15/14	75,000	85,277
Coca-Cola Enterprises, Inc., 7.38%, due 03/03/14	25,000	28,397
ConAgra Foods, Inc., 7.88%, due 09/15/10	45,000	47,504
Costco Cos., Inc., 5.50%, due 03/15/17	96,000	101,214
CVS Caremark Corp., 5.75%, due 08/15/11	93,000	97,542
Delhaize America, Inc., 9.00%, due 04/15/31	80,000	85,028
Diageo Capital plc, 5.20%, due 01/30/13	55,000	55,876
Dr Pepper Snapple Group, Inc., 6.82%, due 05/01/18	70,000	66,067
General Mills, Inc., 6.00%, due 02/15/12	70,000	73,784
Kellogg Co., 5.13%, due 12/03/12	85,000	89,815
Kellogg Co., Series B, 6.60%, due 04/01/11	41,000	43,861
Kroger Co./The, 6.75%, due 04/15/12	20,000	21,160
Kroger Co./The, 7.50%, due 01/15/14	35,000	38,835
Kroger Co./The, 7.50%, due 04/01/31	45,000	49,443
PepsiCo, Inc., 4.65%, due 02/15/13	45,000	47,771
Safeway, Inc., 7.25%, due 02/01/31	74,000	79,333
Walgreen Co., 4.88%, due 08/01/13	50,000	52,984
Walgreen Co., 5.25%, due 01/15/19	55,000	55,162
Wal-Mart Stores, Inc., 6.50%, due 08/15/37	65,000	67,582
		1,186,635
Energy — 0.6%
Anadarko Finance Co., Series B, 6.75%, due 05/01/11	52,000	52,471
Anadarko Finance Co., Series B, 7.50%, due 05/01/31	25,000	19,526
Anadarko Petroleum Corp., 7.63%, due 03/15/14	40,000	39,744
Canadian Natural Resources Ltd., 4.90%, due 12/01/14	35,000	31,643
Chevron Corp., 3.95%, due 03/03/14	50,000	51,348
Conoco Funding Co., 6.35%, due 10/15/11	40,000	43,280
ConocoPhillips Holding Co., 6.95%, due 04/15/29	76,000	75,672
Devon Financing Corp. ULC, 6.88%, due 09/30/11	40,000	41,832
EnCana Corp., 6.50%, due 08/15/34	45,000	37,002
Enterprise Products Operating LLC, Series B, 5.60%, due 10/15/14	60,000	55,480
Kinder Morgan Energy Partners L.P., 5.95%, due 02/15/18	95,000	86,494
Marathon Oil Corp., 5.90%, due 03/15/18	50,000	45,650
Petro-Canada, 6.05%, due 05/15/18	60,000	51,595
TransCanada Pipelines Ltd., 7.25%, due 08/15/38	40,000	37,385
Valero Energy Corp., 6.88%, due 04/15/12	94,000	94,870
XTO Energy, Inc., 5.50%, due 06/15/18	45,000	41,798
		805,790
Financials — 1.1%
Bank of America Corp., 4.25%, due 10/01/10	28,000	26,671
Bank of America Corp., 5.75%, due 12/01/17	50,000	41,989
Bank of New York Mellon Corp./The MTN, 4.95%, due 11/01/12	40,000	40,828
Bear Stearns Cos., LLC/The, 5.55%, due 01/22/17	50,000	42,040
Boston Properties LP, 6.25%, due 01/15/13	23,000	19,306
BP Capital Markets plc, 3.13%, due 03/10/12	25,000	25,103
BP Capital Markets plc, 5.25%, due 11/07/13	75,000	80,276
Caterpillar Financial Services Corp. MTN, 4.25%, due 02/08/13	55,000	51,748
Citigroup, Inc., 5.13%, due 02/14/11	60,000	55,093
Citigroup, Inc., 6.13%, due 05/15/18	35,000	30,210
CME Group, Inc. MTN, 5.40%, due 08/01/13	45,000	45,642
Credit Suisse USA, Inc., 6.13%, due 11/15/11	89,000	90,646
Deutsche Bank AG/London, 4.88%, due 05/20/13	40,000	39,234
General Electric Capital Corp., 1.63%, due 01/07/11	65,000	65,369
General Electric Capital Corp., 5.63%, due 05/01/18	45,000	39,128
Goldman Sachs Group, Inc./The, 6.15%, due 04/01/18	60,000	54,805
John Deere Capital Corp., 7.00%, due 03/15/12	45,000	47,916
JPMorgan Chase & Co., 1.65%, due 02/23/11	70,000	70,293
JPMorgan Chase & Co., 1.76%, due 12/02/10(b)	100,000	100,898
JPMorgan Chase & Co., 5.60%, due 06/01/11	50,000	50,485
KFW, 3.75%, due 06/27/11	55,000	57,388
Merrill Lynch & Co., Inc. MTN, 6.88%, due 04/25/18	50,000	39,105
Morgan Stanley Dean Witter, 6.60%, due 04/01/12	75,000	75,337
National Rural Utilities Cooperative Finance Corp., 4.75%, due 03/01/14	72,000	70,068
NYSE Euronext, 4.80%, due 06/28/13	60,000	59,932

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

	Principal	Fair
	Amount	Value
Simon Property Group LP, 5.75%, due 05/01/12	$40,000	$34,600
Simon Property Group LP, 6.13%, due 05/30/18	50,000	39,304
Textron Financial Corp. MTN, 4.60%, due 05/03/10	40,000	32,008
Unilever Capital Corp., 7.13%, due 11/01/10	35,000	37,625
Wells Fargo & Co., 4.38%, due 01/31/13	20,000	18,641
Wells Fargo & Co., 5.63%, due 12/11/17	25,000	22,810
		1,504,498
Health Care — 0.7%
Abbott Laboratories, 5.13%, due 04/01/19	25,000	25,143
Abbott Laboratories, 5.88%, due 05/15/16	70,000	75,072
Aetna, Inc., 5.75%, due 06/15/11	69,000	68,230
AstraZeneca plc, 5.40%, due 09/15/12	108,000	115,053
Eli Lilly & Co., 5.20%, due 03/15/17	62,000	63,981
GlaxoSmithKline Capital, Inc., 4.85%, due 05/15/13	45,000	46,818
GlaxoSmithKline Capital, Inc., 5.65%, due 05/15/18	45,000	46,157
McKesson Corp., 5.25%, due 03/01/13	47,000	46,569
Medco Health Solutions, Inc., 7.25%, due 08/15/13	45,000	46,640
Pfizer, Inc., 3.17%, due 03/15/11(b)	100,000	102,017
Pfizer, Inc., 6.20%, due 03/15/19	50,000	53,286
Roche Holdings, Inc., 4.50%, due 03/01/12(c)	35,000	35,628
UnitedHealth Group, Inc., 5.25%, due 03/15/11	45,000	45,385
UnitedHealth Group, Inc., 5.38%, due 03/15/16	41,000	36,958
WellPoint, Inc., 5.85%, due 01/15/36	56,000	45,278
Wyeth, 5.50%, due 02/01/14	108,000	113,445
		965,660
Industrials — 0.3%
3M Co. MTN, 4.38%, due 08/15/13	50,000	52,656
Ingersoll-Rand Global Holding Co. Ltd., 6.00%, due 08/15/13	45,000	43,770
Lockheed Martin Corp., Series B, 6.15%, due 09/01/36	93,000	93,982
Union Pacific Corp., 6.65%, due 01/15/11	49,000	51,074
United Technologies Corp., 4.88%, due 05/01/15	95,000	99,547
		341,029
Information Technology — 0.4%
Cisco Systems, Inc., 5.25%, due 02/22/11	69,000	72,953
Cisco Systems, Inc., 5.90%, due 02/15/39	45,000	41,347
Electronic Data Systems Corp., Series B, 6.00%, due 08/01/13	30,000	31,774
Fiserv, Inc., 6.13%, due 11/20/12	100,000	98,935
Hewlett-Packard Co., 4.50%, due 03/01/13	30,000	30,852
International Business Machines Corp., 5.88%, due 11/29/32	50,000	48,596
Intuit, Inc., 5.75%, due 03/15/17	34,000	29,609
Oracle Corp., 5.75%, due 04/15/18	55,000	57,399
Western Union Co./The, 5.93%, due 10/01/16	80,000	74,164
Xerox Corp., 5.50%, due 05/15/12	45,000	38,973
		524,602
Materials — 0.2%
ArcelorMittal, 5.38%, due 06/01/13	70,000	54,335
BHP Billiton Finance USA Ltd., 5.25%, due 12/15/15	48,000	46,242
E.I. Du Pont de Nemours & Co., 6.00%, due 07/15/18	40,000	40,165
Rio Tinto Finance USA Ltd., 5.88%, due 07/15/13	105,000	94,155
Vale Overseas Ltd., 6.88%, due 11/21/36	39,000	33,678
		268,575
Telecommunication Services — 0.5%
AT&T Wireless, 8.13%, due 05/01/12	149,000	162,441
AT&T Wireless, 8.75%, due 03/01/31	31,000	33,996
Deutsche Telekom International Finance BV, 8.50%, due 06/15/10	40,000	41,783
France Telecom SA, 8.50%, due 03/01/31	40,000	50,432
Rogers Communications, Inc., 6.80%, due 08/15/18	45,000	44,977
Telecom Italia Capital SA, 4.88%, due 10/01/10	54,000	52,838
Telecom Italia Capital SA, 6.00%, due 09/30/34	63,000	42,982
Telefonica Emisiones SAU, 6.22%, due 07/03/17	60,000	61,489
Verizon Communications, Inc., 5.25%, due 04/15/13	45,000	45,936
Verizon Communications, Inc., 5.85%, due 09/15/35	60,000	50,977
Verizon Communications, Inc., 8.75%, due 11/01/18	35,000	40,046
Verizon Wireless Capital LLC, 7.38%, due 11/15/13(c)	25,000	26,804
Vodafone Group plc, 6.15%, due 02/27/37	40,000	37,715
		692,416
Utilities — 0.3%
American Electric Power Co., Inc., Series C, 5.38%, due 03/15/10	41,000	41,402
Dominion Resources, Inc./VA, 8.88%, due 01/15/19	15,000	16,981
Duke Energy Ohio, Inc., 5.70%, due 09/15/12	55,000	56,156
Exelon Corp., 4.90%, due 06/15/15	100,000	84,908
FPL Group Capital, Inc., 6.00%, due 03/01/19	25,000	25,587
KeySpan Corp., 7.63%, due 11/15/10	30,000	31,416
Midamerican Energy Holdings Co., 6.13%, due 04/01/36	90,000	79,813
Pacific Gas & Electric Co., 6.05%, due 03/01/34	54,000	52,841
Veolia Environnement, 5.25%, due 06/03/13	45,000	44,947
		434,051
Foreign Government Securities (0.7%)
Brazilian Government International Bond, 6.00%, due 01/17/17	100,000	99,750
Chile Government International Bond, 5.50%, due 01/15/13	160,000	171,200

KIEWIT INVESTMENT FUND LLLP
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2009 (Continued)

	Principal	Fair
	Amount	Value
China Government International Bond, 4.75%, due 10/29/13	$50,000	$51,661
Israel Government International Bond, 5.50%, due 11/09/16	28,000	30,100
Kreditanstalt fuer Wiederaufbau, 1.88%, due 03/15/11	40,000	39,929
Malaysia Government International Bond, 7.50%, due 07/15/11	150,000	162,331
Mexico Government International Bond, 9.88%, due 02/01/10	46,000	48,990
Mexico Government International Bond MTN, Series A, 6.75%, due 09/27/34	92,000	86,646
Poland Government International Bond, 5.00%, due 10/19/15	174,000	166,575
Republic of Korea, 4.88%, due 09/22/14	53,000	51,996
		909,178
U.S. Government Agency Mortgage-Backed Securities (6.0%)
Federal Home Loan Mortgage Corp. (0.9%)
5.50%, due 10/01/37	619,749	643,759
6.00%, due 11/01/36	489,330	512,215
		1,155,974
Federal National Mortgage Association (2.1%)
5.00%, due 06/01/33	335,287	347,169
5.00%, due 09/01/33	623,515	645,484
5.50%, due 04/01/34	317,745	331,197
5.50%, due 05/01/34	88,250	91,980
5.50%, due 04/01/36	186,173	193,634
5.50%, due 03/01/37	1,012,854	1,052,497
5.88%, due 12/01/36(b)	150,832	156,399
		2,818,360
Government National Mortgage Association (3.0%)
5.50%, due 09/15/38	367,200	383,162
5.50%, due 01/15/39	1,021,343	1,064,382
6.00%, due 11/20/37	677,540	707,937
6.00%, due 06/20/38	1,048,868	1,095,994
6.50%, due 10/20/37	785,946	824,528
		4,076,003
U.S. Government Agency Securities (1.9%)
Federal Home Loan Bank System (0.5%)
1.21%, due 02/19/10(b)	500,000	501,056
4.00%, due 09/06/13	20,000	21,328
5.00%, due 09/18/09	175,000	178,319
		700,703
Federal Home Loan Mortgage Corp. (0.2%)
1.63%, due 04/26/11	210,000	210,620
Federal National Mortgage Association (1.2%)
1.17%, due 02/12/10(b)	500,000	500,985
1.75%, due 03/23/11	500,000	503,218
2.75%, due 03/13/14	616,000	623,353
		1,627,556
U.S. Treasury Securities (2.2%)
U.S. Treasury Bonds (0.2%)
3.50%, due 02/15/39	150,000	148,219
4.50%, due 05/15/38	140,000	163,450
		311,669
U.S. Treasury Notes (2.0%)
2.75%, due 02/15/19	1,594,000	1,602,719
3.13%, due 08/31/13	230,000	246,262
3.13%, due 09/30/13	375,000	401,602
3.63%, due 10/31/09	50,000	50,904
3.75%, due 11/15/18	231,000	251,808
3.88%, due 05/15/18	32,000	35,300
4.88%, due 06/30/09	100,000	101,145
		2,689,740
TOTAL FIXED INCOME INVESTMENTS
(Cost $21,695,584)		21,817,051

	Principal	Fair
	Amount	Value
SHORT-TERM INVESTMENTS (4.6%)
Commercial Paper (0.5%)
JPMorgan Chase & Co., 0.05%, 4/1/09	$727,325	$727,325

U.S. Government Agency Securities (4.0%)
Federal Farm Credit Bank
0.90%, due 12/16/09	1,000,000	999,742
Federal Farm Credit Bank Discount Note
0.42%, due 6/19/09(d)	900,000	899,625
Federal Home Loan Bank System
2.20%, due 4/1/09	110,000	110,005
Federal Home Loan Bank System Discount Note
0.86%, due 1/21/10(d)	1,050,000	1,045,440
Federal Home Loan Mortgage Corp. Discount Note
0.61%, due 9/21/09(d)	540,000	539,195
Federal National Mortgage Association Discount Note
0.31%, due 6/2/09(d)	260,000	259,915
0.31%, due 5/22/09(d)	330,000	329,921
0.61%, due 11/2/09(d)	1,100,000	1,097,372
		1,687,208
U.S. Treasury Securities (0.1%)
U.S. Treasury Bill
0.19%, due 6/11/09(e)	$110,000	$109,960
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,115,046)		6,118,500

TOTAL INVESTMENTS (94.1%)
(Cost $148,958,787)(f)		$125,780,328
Other Assets in Excess of Liabilities (5.9%)		7,924,301
NET ASSETS (100.0%)		$133,704,629

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	Securities were valued at fair value — at March 31, 2009, the Fund held $52,293,999 of fair valued securities, representing 39.2% of net assets.
(b)	Variable or floating rate security. Rate disclosed is as of March 31, 2009.
(c)	Security may be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
(d)	Zero coupon security — rate disclosed is yield as of March 31, 2009.
(e)	Security has been pledged as collateral for futures contracts.
(f)	Estimated tax basis approximates book cost. See Note H to the Financial Statements.

ADR	— American Depositary Receipt.
REIT	— Real Estate Investment Trust.
MTN	— Medium Term Note.

(b)        Securities Divested of in accordance with Section 13(c) of the Investment Company Act of 1940.

Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Hall Capital Partners LLC

PROXY VOTING POLICIES AND PROCEDURES

(1)           A.           Background

Generally, the types of investments recommended by the Firm do not solicit proxies from shareholders, and the Firm generally does not vote proxies on behalf of its clients.  However, if and when the Firm has the responsibility to vote proxies, it will do so in accordance with the following policies and procedures.

(2)	B.	General Voting Policies

Client’s Best Interest.  Proxies are voted with the paramount aim of furthering the best economic interest of clients over the long term (“best interest of clients”), which often includes promoting good corporate governance and promoting adequate disclosure of company policies, activities and returns, including the fair and equal treatment of shareholders.

Case-by-Case Basis.  These policies and procedures are guidelines.  Each vote is ultimately cast on a case-by-case basis, taking into consideration the best interest of clients, the contractual obligations under the Firm’s advisory agreement or comparable document, as applicable, and all other relevant facts and circumstances at the time of the vote.  Such action may be based on fundamental, social, environmental or human rights grounds if they are in accordance with the best interest of clients.  The Firm’s general philosophy is to support existing management on votes on routine issues such as the financial statements of a company or the appointment of independent auditors.

Individualized.  To the extent that clients have adopted their own procedures, and the Firm is asked to vote proxies in accordance with those procedures, the Firm may vote the same Securities differently depending upon those clients’ directions.

Sources of Information.  The Firm may conduct research internally or use the services of an independent research consultant or independent service provider.  The Firm may consider any information it deems relevant, including, without limitation, legislative materials, studies of corporate governance and other proxy voting issues, or analyses of shareholder and management proposals by a certain sector of companies, e.g., Fortune 500 companies.

Limitations.  Under certain circumstances, the Firm may take a limited role in voting proxies, or not vote proxies, including: if the Firm does not learn about or receive materials about a proxy vote in a timely manner, if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant or if costs are unjustifiably high (e.g., non-U.S. Securities).  If a client requests in writing that the Firm vote its proxy in a manner inconsistent with the Firm’s obligations under its advisory contract or similar document, the Firm will decide on a course of action at that time.

Delegation to sub-advisers. Where sub-advisers manage all or portions of a client’s portfolio, the Firm generally delegates proxy voting responsibility to the sub-advisers for the appropriate portion of the entity’s portfolio.  In these cases, such as for the Kiewit Fund, the Firm does not vote proxies.

(3)           C.           Material Conflicts of Interest

Material conflicts of interest are resolved in the best interest of clients.  If the Firm determines there is, or may be, a material conflict of interest in voting proxies between the Firm’s interests and those of the client, the Firm may choose among the following options, or others, to address the conflict: (1) vote in accordance with the recommendations of an independent service provider; (2) “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not the Firm’s clients; (3) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict; (4) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (5) if agreed upon with the client, forward the proxies to affected clients allowing them to vote their own proxies.  “Material conflict of interest” includes circumstances when the Firm knowingly does business with a proxy issuer or an entity under common control with such an issuer, which creates an actual or apparent material conflict between the interests of the Firm and the interests of one or more clients in how proxies of that issuer should be voted.

1

(4)           D.           Availability of Policies and Procedures/Disclosure of Proxy Voting Record

If the Firm has proxy voting responsibility for a client, upon request, it will provide a record of how the client’s shares were voted and a current copy of these proxy voting policies and procedures.  Clients should direct their requests in writing to:

Hall Capital Partners LLC
One Maritime Plaza, Fifth Floor
San Francisco, CA 94111
Attn: Ms. Helane Morrison
By e-mail to: hmorrison@hallcapital.com

Amended:  January 1, 2009

2

Pzena Investment Management, LLC
Amended and Restated
Proxy Voting Policies and Procedures
Effective July 1, 2003
and
Further amended March 15, 2004 and August 1, 2004

I.	Requirements Described.

A.    Investment Advisers Act Requirements.  Although the Investment Advisers Act of 1940, as amended (the “Advisers Act”), does not explicitly require that a registered investment adviser vote client-owned shares on behalf of its clients, the SEC contends that the adviser’s fiduciary duty extends to voting (as well as trading) and requires that, if the adviser has the obligation to vote shares beneficially owned by its clients, the adviser vote in the best interest of clients.  In addition, Rule 206(4)-6 of the Advisers Act requires an investment adviser who exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of clients, to disclose to clients information about those policies and procedures, to disclose to clients how they may obtain information on how the adviser has voted their proxies, and to maintain certain records relating to proxy voting.

B.    United Kingdom Code of Conduct Considerations.  Certain offshore clients have contractually obligated PIM to vote proxies and take other corporate actions consistent with the UK Combined Code of Practice.  This Combined Code is the UK equivalent of to the Sarbanes-Oxley Act.  The Combined Code is mostly a prudential guide setting out the kinds of things investment firms should be watching out for in their portfolio companies in order to ensure shareholders derive value from their investments.  With respect to proxy voting, the Combined Code emphasizes that investment advisers have a responsibility to make considered use of their votes.  Best practice recommendations under the Combined Code for fulfilling this duty include meetings between the investment adviser and senior management of portfolio companies, and monitoring of portfolio companies’ (1) governance arrangements (particularly those relating to board composition, structure, accountability and independence), (2) management compensation arrangements, (3) financial reporting, (4) internal controls, and (5) approach to corporate social responsibility.

C.    ERISA Considerations.  The Department of Labor has taken the position that an investment adviser managing pension plan assets generally has the responsibility to vote shares held by the plan and subject to the investment adviser’s management, unless this responsibility is specifically allocated to some other person pursuant to the governing plan documents.  The following principles apply to voting responsibilities of an investment adviser with respect to shares held on behalf of an ERISA pension plan:

1.           Responsibility for voting should be clearly delineated between the adviser and the trustee or other plan fiduciary that appointed the adviser.

2.           An adviser with voting authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures.

3.           In voting, an investment adviser must act prudently and solely in the interests of pension plan participants and beneficiaries.  An investment adviser must consider factors that would affect the value of the plan’s investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations.  (However, other Department of Labor pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return.)

4.           No one can direct the investment manager’s vote on a specific issue or on a specific company unless that contingency is provided for in writing and the person giving such direction is a named fiduciary of the plan.

1

5.           The client must periodically monitor the adviser’s voting activities, and both the client’s monitoring activities and the adviser’s voting activities (including the votes cast in each particular case) must be documented.

II.	Procedures.

A.  Introduction.

As of October 1, 2001, PIM (“PIM”) began subscribing to a proxy monitor and voting agent service offered by Institutional Shareholder Services, Inc.  (“ISS”).  Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed account client portfolios and the U.S. companies in the Pzena Investment Management International — Pzena Global Value Service portfolio.  They also vote, record and generate a voting activity report for our clients and offer a social investment research service which enables us to screen companies for specific issues (e.g., tobacco, alcohol, gambling).  The provision of these services became operational as of November 15, 2001.  PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting.  If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and with management (when there is no PIM policy covering the vote).1  PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Checkfree/APL system.  A direct link download has been established between Checkfree/APL and ISS.  ISS assists us with our record keeping functions, as well as the mechanics of voting.  As part of ISS’s recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us.  To the extent that the Procedures set forth in the Section II are carried out by ISS, PIM will periodically monitor ISS to insure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 4 below.

B.  Compliance Procedures.

PIM’s standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client’s account.  In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it.  In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below.  The Director of Research is responsible for monitoring the PIM Analyst’s compliance with such procedures when voting.  The Director of Compliance is responsible for monitoring overall compliance with these procedures.

C.  Voting Procedures.

1.      Determine Proxies to be Voted

Based on the information provided by PIM via the direct link download established between Checkfree/ APL and ISS mentioned above, ISS shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts.  Proxies received by ISS will be matched against PIM’s records to verify that each proxy has been received.  If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling ADP and/or applicable Custodians.  Pending votes will be forwarded first to the firm’s Director of Compliance who will perform the conflicts checks described in Section 2 below.  Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy.  Specifically, the Analyst will receive a red folder containing the proxy statement, a printout of the Company’s Annual Report, the proxy analysis by ISS, a blank disclosure of personal holdings form, and one or more vote record forms.2 The Analyst will then mark his/her voting decision on the Vote Record Form, initial this form to verify his/her voting instructions, and return the red folder to the Proxy Coordinator who will then enter the vote into the ISS/Proxy Monitor System.  Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the red folder.

[1]
This default was phased in during early 2002 in order to give ISS time to customize their system.  If we did not issue instructions for a particular proxy during the phase-in period.  ISS marked the affected ballots based on the recommendations issued by ISS for that vote.

2

If an Analyst desires to vote against management or contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Executive Officer and/or Director of Research and the Chief Executive Officer and/or Director of Research shall determine how to vote the proxy based on the Analyst’s recommendation and the long term economic impact such vote will have on the securities held in client accounts.  If the Chief Executive Officer and/or Director of Research agree with the Analyst recommendation and determines that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the red folder and/or e-mailing such documentation to the Proxy Coordinator and General Counsel/Director of Compliance for filing.) When the Analyst has completed all voting, the Analyst will return the red folder to the Proxy Coordinator who will enter the votes in the ISS system.  Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Director of Compliance and the Director of Research.

2.      Identify Conflicts and Vote According to Special Conflict Resolution Rules

The primary consideration is that PIM act for the benefit of its clients and place its client’s interests before the interests of the firm and its principals and employees.  The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM’s advisory business and its clients, and set forth how we will resolve those conflicts.  In the event that the Research Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM’s Director of Compliance, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

a.  PIM has identified the following areas of potential concern:

•	Where PIM manages any pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios.

•	Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

•
Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

•
Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.  For purposes hereof, an immediate family member shall be a spouse, child, parent or sibling.

b.  To address the first potential conflict identified above, PIM’s Director of Compliance will maintain a list of public company clients that will be updated regularly as new client relationships are established with the firm.  Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM’s Director of Compliance who will check to see if the company soliciting the proxy is also on the public company client list.  If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

[2]
A separate ballot and vote record form may be included in the red folder if the company soliciting the proxy is included in the portfolio of a client who has designated specific voting guidelines in writing to PIM which vary substantially from these policies and if the Custodian for that client does not aggregate ballots before sending them to ISS.  In such event, the Analyst shall evaluate and vote such ballot on an individual basis in accordance with the applicable voting guidelines.

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c.  To address the second potential conflict identified above, PIM’s Director of Compliance (with the assistance of PIM’s Director of Operations during the busy proxy season — March through June) will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM’s clients (based on the client list generated by our Portfolio Management System, Checkfree/APL).  If the proponent of a shareholder proposal is a PIM client, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

d.  To address the third potential conflict identified above, PIM’s Director of Compliance (with the assistance of PIM’s Director of Operations during the busy proxy season — March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM’s individual clients (based on the client list generated by our Portfolio Management System, Checkfree/APL).  For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor or beneficiary thereof.  If a director or director nominee is a PIM client, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

e.  To address the fourth potential conflict identified above, PIM’s Director of Compliance (with the assistance of PIM’s Director of Operations during the busy proxy season — March through June) will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard).  If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the Director of Compliance will note this in the red folder so that the Analyst responsible for voting the proxy will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

f.  The following special rules shall apply when a conflict is noted in the red folder:

i.  In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

ii.  The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst’s determination whether a vote for or against a proposal is in the best interests of PIM’s clients.

iii.  If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM’s client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client’s proxy differently than it is voting the proxies of its other clients.

iv.  If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM’s total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies.  If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy as stated in such disclosure.

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v.  In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

vi.  In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Director of Research, the Chief Executive Officer and the Research Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:

A designated member of PIM’s client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM’s conflict of interest, the ISS recommendation and PIM’s recommendation).  The client then will be asked to direct PIM how to vote on the issue.  If a client does not give any direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client’s proxy in the manner it deems to be in the best interest of the client.

When PIM’s conflicts resolution policies call for PIM to defer to ISS recommendations, PIM will make a case by case evaluation of whether this deferral is consistent with its fiduciary obligations by inquiring about and asking for representations from ISS on any potential conflicts it has or may have with respect to the specific vote.  PIM will do this by making an email inquiry to disclosure@isspolicy.com.  PIM will not do this, however, when this Proxy Policy permits PIM to defer to ISS when PIM has to vote a proxy of company shares which PIM accepted as an accommodation to a new client as part of an account funding, but then liquidated shortly thereafter because such securities were not in PIM’s model.

On an annual basis, the Compliance Department also will review the conflicts policies and Code of Conduct which ISS posts on its website.  This review will be conducted in February of each year before the start of proxy voting season.

3.      Vote

Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients.  We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health and stability).  In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance.  We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios.  This process includes periodic meetings with senior management of portfolio companies.  PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services.  Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

The Research Analyst who is responsible for following the company votes the proxies for that company.  If such Research Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Research Analyst must complete a special “Disclosure of Personal Holdings Form” (blank copies of which will be included in each red folder), and the Director of Research must sign off on the Research Analyst’s votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator.  It is the responsibility of each Research Analyst to disclose such personal interest and obtain such initials.  Any other owner, partner, officer, director or employee of the firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

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Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

a.  Support management recommendations for the election of directors and appointment of auditors (subject to i below).

b.  Give management the tools to motivate employees through reasonable incentive programs.  Within these general parameters PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals.  In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:

(i)  With respect to incentive option arrangements:

-	The proposed plan is in excess of 10% of shares, or

-	The company has issued 3% or more of outstanding shares in a single year in the recent past, or

-
The new plan replaces an existing plan before the existing plan’s termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns.

For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:

A = the number of shares reserved under the new plan/amendment;

B = the number of shares available under continuing plans;

C = granted but unexercised shares under all plans

D = shares outstanding, plus convertible debt, convertible equity, and warrants

(ii)  With respect to severance, golden parachute or other incentive compensation arrangements:

-
The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company’s industry (based solely on information about those arrangements which may be found in the company’s public disclosures and in ISS reports); or

-
The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment.  Although PIM will apply a case–by–case analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive’s then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

-	The triggering mechanism in the proposed arrangement is solely within the recipient’s control (e.g., resignation).

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c.  Support facilitation of financings, acquisitions, stock splits and increases in shares of capital stock which do not discourage acquisition of the company soliciting the proxy.

d.  Vote against shareholder social issue proposals unless specifically required in writing by a client to support a particular social issue or principle.

e.  Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

f.  Oppose classified boards and any other proposals designed to eliminate or restrict shareholders’ rights.

g.  Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

h.  Oppose vague, overly broad, open-ended or general “other business” proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor can not be ascertained.

i.  Make sure management is complying with current requirements of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation.  Within these general parameters the opinions and recommendations of ISS will be thoroughly evaluated and the following guidelines will be considered:

•	PIM generally will vote against auditors and withhold votes from Audit Committee members if Non-audit (“other”) fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

In applying the above fee formula, PIM will use the following definitions:

-	Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

-
Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

-
Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

•
PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

•
PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

•
PIM generally will withhold votes from any insiders flagged by ISS on audit, compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

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•
PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a case-by-case basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.

j.  PIM generally will support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

k.  PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant.  In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.

It is understood that PIM’s and ISS’s ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian’s and banks in updating their records and forwarding proxies.  As part of its new account opening process PIM will send written notice to the Custodians of all clients who have authorized us to vote their proxies and instruct them to direct all such proxies to: ISS/1520/PIM, 2099 Gaither Road, Suite 501, Rockville, Maryland 20850-4045.  These instructions will be included in PIM’s standard initial bank letter pack.  If ISS has not received any ballots for a new account within 2 to 4 weeks of the account opening, ISS will follow-up with the Custodian.  If ISS still has not received any ballots for the account within 6 to 8 weeks of the account opening, they will notify our Proxy Coordinator and Director of Operations and Administration who will work with the client to cause the Custodian to begin forwarding ballots.  PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

Where a new client has funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares.  For these votes only, we will defer to ISS’s recommendations, however, since we will not have first hand knowledge of the companies and can not devote research time to them.

Proxies for securities on loan through securities lending programs will generally not be voted.  Since PIM’s clients and not PIM control these securities lending decisions, PIM will not be able to recall a security for voting purposes even if the issue is material.

4.      Return Proxies

The Director of Operations and Administration shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes.  For so long as ISS or a similar third party service provider is handling the mechanics of voting client shares, the Director of Compliance will periodically verify that votes are being sent to the companies.  Such verification will be accomplished by selecting random control numbers of proxies solicited during a quarter and calling ADP to check that they received and recorded the vote.

5.      Changing a Vote

Votes may not be changed once submitted to ISS unless such change is approved in writing by both the Director of Compliance and the Director of Research.

III.	Corporate Actions

PIM shall work with the clients’ Custodians regarding pending corporate actions.  Corporate action notices received from our portfolio accounting system’s Alert System and/or from one or more Custodians shall be directed to our Operations Administrative Personnel who will check our records to see which client accounts hold the security for which the corporate action is pending.  If the corporate action is voluntary and thus requires an affirmative response, such personnel will confirm that we have received a response form for each affected client account before the response date.  The Research Analyst covering the Company will then be informed of the action so that he/she can determine if the accounts should participate and what response should be given.  The Research Analyst shall consult with the firm’s Director of Research and applicable Portfolio Manager when making this determination.  Once determined, the response shall then be communicated back to the Custodians by our Operations Administrative Personnel by fax.  On our fax cover letter, we will request a signed confirmation of our instructions from the custodian and ask them to send this page with their signature back to us.  We will make follow-up calls to the custodians to get them to return the signed fax, as needed.  PIM’s Operations Administrative Personnel also will check the Company’s website for any corporate action processing information it may contain.  On the date the action should be processed, the transactions will be booked in our portfolio management system.  If the action results in accounts owning fractional shares of a security those shares will be sold off using the price per whole share found on the website.  All faxes, notes and other written materials associated with the corporate action will be kept together in a folder that will be filed with the red proxy files.  PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation.  PIM will forward to all affected clients and former clients any important class action or other litigation information received by PIM.  This will not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information.  It will include any proof of claims forms, payment vouchers and other similar items.

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IV.	Client Disclosures

On July 15, 2003, PIM sent all of its then existing clients a copy of these policies and procedures as amended and restated effective July 1, 2003, as well as a notice on how to obtain information from PIM on how PIM has voted with respect to their securities.  In addition, PIM added a summary description of these policies and procedures to Schedule F of Part II of PIM’s ADV, and disclosed in that document how clients may obtain information from PIM on how PIM has voted with respect to their securities.  From and after July 15, 2003, PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients.  It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed.  Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.  PIM will provide proxy voting summary reports to clients, on request.  With respect to PIM’s mutual fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX.

V.	Record Keeping

A.    PIM will maintain a list of dedicated proxy contacts for its clients.  Each client will be asked to provide the name, email address, telephone number and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section II.C.2.f of these policies.  With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

B.    PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records.  Such records will be maintained for a minimum of five years.  Records maintained by PIM shall be kept for 2 years at PIM’s principal office and 3 years in offsite storage.

i.           Copies of PIM’s proxy voting policies and procedures, and any amendments thereto.

ii.           Copies of the proxy materials received by PIM for client securities.  These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

iii.           The vote cast for each proposal overall as well as by account.

iv.           Records of any calls or other contacts made regarding specific proxies and the voting thereof.

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v.           Records of any reasons for deviations from broad voting guidelines.

vi.           Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

vii.           A record of proxies that were not received, and what actions were taken to obtain them.

viii.           Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests (these shall be kept in the REPORTS folder contained in the client OPS file).

VI.	Review of Policies

The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM’s proxy committee.  This committee consists of PIM’s Director of Research, Director of Compliance and at least one Portfolio Manager (who represents the interests of all PIM’s portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings).  The committee shall review these policies, procedures and guidelines at least annually, and shall make such changes as they deem appropriate in light of then current trends and developments in corporate governance and related issues, as well as operational issues facing the firm.

Finally Adopted and Approved by the Pzena Investment Management Executive Committee on June 26, 2003

March 15, 2004 Amendments approved by the Proxy Committee as of March 5, 2004

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SSGA Funds Management, Inc.

Proxy Voting Policy

Introduction

SSgA Funds Management, Inc. (“FM”) seeks to vote proxies for which it has discretionary authority in the best interests of its clients.  This entails voting proxies in a way which SSgA believes will maximize the monetary value of each portfolio’s holdings with respect to proposals that are reasonably anticipated to have an impact on the current or potential value of a security.  Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies.  FM takes the view that voting in a manner consistent with maximizing the value of our clients’ holdings will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.  The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to the FM Proxy Review Committee, a subcommittee of the SSgA Investment Committee, which is supported by the SSgA Governance Team.  FM retains the final authority and responsibility for voting. In addition to voting proxies, SSgA:

1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;
2)	provides the client with this written proxy policy, upon request;
3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;
4)	matches proxies received with holdings as of record date;
5)	reconciles holdings as of record date and rectifies any discrepancies;
6)	generally applies its proxy voting policy consistently and keeps records of votes for each client;
7)	documents the reason(s) for voting for all non-routine items; and
8)	keeps records of such proxy voting available for inspection by the client or governmental agencies.

Process

The SSgA Corporate Governance Team is comprised of corporate governance professionals and governance analysts. The responsibilities of the SSgA Corporate Governance Team include corporate governance research and analysis across domestic and global investment strategies, with oversight of all governance and proxy voting processing on SSgA discretionary portfolios.. In addition, the Corporate Governance Team assumes responsibility for voting decisions on certain case-by-case items, informal commencement of engagement activities for the purposes of advocating SSgA positions on various governance issues, and the research and analysis of all governance related issues impacting shareholder value. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee.

In order to facilitate our proxy voting process, FM retains RiskMetrics Group, Inc. (“RMG”), a firm with expertise in the proxy voting and corporate governance fields.  RMG assists in the proxy voting process, including acting as our voting agent (i.e. actually processing the proxies), advising us as to current and emerging governance issues that we may wish to address, interpreting this policy and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments.  This Policy does not address all issues as to which we may receive proxies nor does it seek to describe in detail all factors that we may consider relevant to any particular proposal.  To assist RMG in interpreting and applying this Policy, we meet with RMG at least annually, provide written guidance on certain topics generally on an annual basis and communicate more regularly as necessary to discuss how specific issues should be addressed.  This guidance permits RMG to apply this Policy without consulting us as to each proxy but in a manner that is consistent with our investment view and not their own governance opinions.  If an issue raised by a proxy is not addressed by this Policy or our prior guidance to RMG, RMG refers the proxy to us for direction on voting.  On issues that we do not believe affect the economic value of our portfolio holdings or are considered by us to be routine matters as to which we have not provided specific guidance, we have agreed with RMG to act as our voting agent in voting such proxies in accordance with its own recommendations which, to the extent possible, take into account this Policy and FM’s general positions on similar matters.  The Corporate Governance Team is responsible, working with RMG, for submitting proxies in a timely manner and in accordance with our policy.  The Corporate Governance Team works with RMG to establish and update detailed procedures to implement this policy.

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From time to time, proxy votes will be solicited which fall into one of the following categories:

(i)
proxies which involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); or

(ii)
proxies which are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.

The Governance Team identifies these proxies using a number of methods, including but not limited to in house governance research, notifications from RMG and other third party research providers, concerns of clients or issuers, review by Governance Team analysts, and questions from consultants.  The role of third parties in identifying special circumstances does not mean that we will depart from our guidelines; these third parties are all treated as information sources.  If they raise issues that we determine to be prudent before voting a particular proxy or departing from our prior guidance to RMG, we will weigh the issue along with other relevant factors before making an informed decision.  In all cases, we vote proxies as to which we have voting discretion in a manner that we determine to be in the best interest of our clients.  As stated above, if the proposal has a quantifiable effect on shareholder value, we seek to maximize the value of a portfolio’s holdings.  With respect to matters that are not so quantifiable, we exercise greater judgment but still seek to maximize long-term value by promoting sound governance policies.  The goal of the Proxy Voting Committee is to make the most informed decision possible.

In instances of special circumstances or issues not directly addressed by our policies or guidance to RMG that are deemed highly significant, the issue is referred to the Chairman of the Investment Committee for a determination of the proxy vote.  The first determination is whether there is a material conflict of interest between the interests of our client and those of FM or its affiliates (as explained in greater detail below under “Potential Conflicts”).  If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under “Potential Conflicts” is followed.  If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients.  At this point, the Chairman of the Investment Committee makes a voting decision in our clients’ best interest.  However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy item to the Proxy Review Committee and/or to the entire Investment Committee for a final decision on voting the proxy.  The Investment Committee will use the same rationale for determining the appropriate vote.

FM reviews proxies of non-US issuers in the context of these guidelines.  However, FM also endeavors to show sensitivity to local market practices when voting these proxies. This may lead to contrasting votes to the extent that local practices around items requiring shareholder approval differ from market to market. For example, in certain non-US markets, items are put to vote which have little or no effect on shareholder value, but which are routinely voted on in those jurisdictions; in the absence of material effect on our clients, we will follow market practice.  FM votes in all markets where it is feasible to do so.  Note that certain custodians utilized by our clients do not offer proxy voting in every non-US jurisdiction.  In such a case, FM will be unable to vote such a proxy.

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Voting

For most issues and in most circumstances, we abide by the following general guidelines.  However, it is important to remember that these are simply guidelines.  As discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

I.	Generally, FM votes for the following ballot items:

Board of Directors

•
Elections of directors who (i) we determine to be adequately independent of management and (ii) do not simultaneously serve on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of scheduled board meetings (as determined by SSgA), or whether the nominee receives non-board related compensation from the issuer.

•
Directors' compensation, provided the amounts are not excessive relative to other issuers in the market or industry.  In making such a determination, we review whether the compensation is overly dilutive to existing shareholders.

•
Proposals to limit directors' liability and/or expand indemnification of directors, provided that a director shall only be eligible for indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

•	Discharge of board members’ duties*, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern

•
The establishment of annual elections of the board of directors unless the board is comprised of a supermajority of independent directors, including wholly independent board committees, and the company does not have a shareholder rights plan (poison pill)

•	Mandates requiring a majority of independent directors on the Board of Directors

•	Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

•	Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

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•	Elimination of cumulative voting

•	Establishment of confidential voting

•	Proposals seeking to establish or decrease an existing required ownership threshold contained within the company by-laws that offer shareholders the right to call special meetings.

Auditors

•
Approval of auditors, unless the fees paid to auditors are excessive; auditors’ fees will be deemed excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditors

•
Auditors' compensation, provided the issuer has properly disclosed audit and non-audit fees relative to market practice and that non-audit fees for the prior year constituted no more than 50% of the total fees paid to the auditors

•	Discharge of auditors*

•	Approval of financial statements, auditor reports and allocation of income

•	Requirements that auditors attend the annual meeting of shareholders

•	Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

•	Establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

Capitalization

•	Dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income

•
Authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase

•	Capitalization changes which eliminate other classes of stock and/or unequal voting rights

•
Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies.

•
Elimination of pre-emptive rights for share issuance of less than a certain  percentage (country specific - ranging from 5% to 20%) of the outstanding shares, unless even such small amount could have a material dilutive effect on existing shareholders (e.g. in illiquid markets)

* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

4

Anti-Takeover Measures

•	Elimination of shareholder rights plans (“poison pill”)

•
Amendment to a shareholder rights plans (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced)

•
Adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such reduction or elimination

•	Mandates requiring shareholder approval of a shareholder rights plans (“poison pill”)

•	Repeals of various anti-takeover related provisions

Executive Compensation/Equity Compensation

•	Stock purchase plans with an exercise price of not less that 85% of fair market value

•
Stock option plans which are incentive based and not excessively dilutive.  In order to assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares, and the issued but unexercised shares by fully diluted share count.  We review that number in light of certain factors, including the industry of the issuer, in order to make our determination as to whether the dilution is excessive.

•	Other stock-based plans which are not excessively dilutive, using the same process set forth in the preceding bullet

•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

•	Remuneration policies that are judged to be in-line with local market practices.

Routine Business Items

•
General updating of or corrective amendments to charter not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

5

•	Change in Corporation Name

•	Mandates that amendments to bylaws or charters have shareholder approval

Other

•
Adoption of anti-"greenmail" provisions, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders

•	Repeals or prohibitions of "greenmail" provisions

•	"Opting-out" of business combination provision

II.            Generally, FM votes against the following items:

Board of Directors

•	Establishment of classified boards of directors, unless 80% of the board is independent and the company does not have shareholder rights plan (poison pill),

•	Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, or nominating committees

•	Limits to tenure of directors

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

•	Restoration of cumulative voting in the election of directors

•
Removal of a director, unless we determine the director (i) is not adequately independent of management or (ii) simultaneously serves on an unreasonable (as determined by FM) number of other boards (other than those affiliated with the issuer).  Factors that we consider in evaluating independence include whether the director is an employee of or related to an employee of the issuer or its auditor, whether the director  provides professional services to the issuer, or whether the director receives non-board related compensation from the issuer

•	The elimination of shareholders’ right to call special meetings or attempts to raise the ownership threshold beyond reasonable levels (as determined by SSgA).

•	Proposals that relate to the "transaction of other business as properly comes before the meeting", which extend "blank check" powers to those acting as proxy

•	Approval of Directors who have failed to act on a shareholder proposal that has been approved by a majority of outstanding shares

6

•	Directors at companies where prior non-cash compensation was improperly "backdated" or "springloaded" where one of the following scenarios exists:

o
(i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was not independent at the time, and (iii) the director seeking reelection served on the Compensation Committee at the time; or

o
(i) it is unknown whether the Compensation Committee had knowledge of such backdating at the time, (ii) the Compensation Committee was independent at the time, and (iii) sufficient controls have not been implemented to avoid similar improper payments going forward; or

o	(i) the Compensation Committee had knowledge of such backdating at the time, and (ii) the director seeking reelection served on the Compensation Committee at the time; or

o	(i) the Compensation Committee did not have knowledge of such backdating at the time, and (ii) sufficient controls have not been implemented to avoid similar improper payments going forward

Capitalization

•	Capitalization changes that add "blank check" classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders

•	Capitalization changes that exceed 100% of the issuer’s current authorized capital unless management provides an appropriate rationale for such change

Anti-Takeover Measures

•	Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

•	Adjournment of Meeting to Solicit Additional Votes

•
Shareholder rights plans that do not include a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced

•	Adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”)

Executive Compensation/Equity Compensation

•	Excessive compensation (i.e. compensation plans which are deemed by FM to be overly dilutive)

•	Retirement bonuses for non-executive directors and auditors

•	Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Routine Business Items

•	Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

•	Reincorporation in a location which has more stringent anti-takeover and related provisions

7

•	Proposals asking the board to adopt any form of majority voting, unless the majority standard indicated is based on a majority of shares outstanding.

Other

•	Requirements that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature

•
Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

•	Proposals which require inappropriate endorsements or corporate actions

•	Proposals asking companies to adopt full tenure holding periods for their executives

III.           FM evaluates Mergers and Acquisitions on a case-by-case basis.  Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders.  However, in all cases, FM uses its discretion in order to maximize shareholder value. FM generally votes as follows:

•	Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Against offers when we believe that reasonable prospects exist for an enhanced bid or other bidders

•	Against offers where, at the time of voting, the current market price of the security exceeds the bid price

•	For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

•	For offers made at a premium where no other higher bidder exists

Protecting Shareholder Value

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed with the intent that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.  However, we use each piece of information we receive – whether from clients, consultants, the media, the issuer, RMG or other sources -- as one part of our analysis in seeking to carry out our duties as a fiduciary and act in the best interest of our clients.  We are not unduly influenced by the identity of any particular source, but use all the information to form our opinion as to the best outcome for our clients.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

FM regularly engages with companies to discuss a variety of corporate governance issues, with the goal of obtaining insight on the principles and practices that drive our voting decisions.  Through our discussions with boards and management, we seek to strengthen the quality of corporate governance, as a means to protect and enhance shareholder value. During our discussions, we focus on the attributes and practices that we believe enhance our clients’ returns.

In addition to tracking lists provided by third party advisory firms, the Governance Team screens for underperforming issuers that may trigger a deeper review of company governance profiles and practices.  The Governance Team, along with the Proxy Review Committee when necessary, will monitor and perform case-by-case analyses of companies identified through these screens.

  As an active shareholder, FM's role is to support corporate policies that serve the best interests of our clients. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical shareholder. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate.  To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns.  Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

8

Potential Conflicts

As discussed above under Process, from time to time, FM will review a proxy which may present a potential conflict of interest.  As a fiduciary to its clients, FM takes these potential conflicts very seriously  While FM’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by FM’s potential conflict, there are a number of courses FM may take.  Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a sufficiently serious concern to warrant an alternative process:  customers of FM or its affiliates which are among the top 100 clients of FM and its affiliates based upon revenue; and the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).

When the matter falls clearly within the polices set forth above or the guidance previously provided by FM to RMG and the proxy is to be voted in accordance with that guidance, we do not believe that such decision represents a conflict of interest and no special procedures are warranted.

In circumstances where either (i) the matter does not fall clearly within the policies set forth above or the guidance previously provided to RMG, or (ii) FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of Corporate Governance will compare the name of the issuer against a list of the top 100 revenue generating clients of State Street Corporation and its affiliates and a list of the top 10 broker-dealer relationships to determine if a Material Relationship exists.  (These lists are updated quarterly.)  If the issuer’s name appears on either list and the pre-determined policy is not being followed, FM will employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote. However, in certain circumstances the SSgA Proxy Review Committee may determine that the use of a third party fiduciary is not necessary or appropriate, either because the matter involved does not involve a material issue or because the issue in question affects the underlying value of the portfolio position and it is appropriate for FM, notwithstanding the potential conflict of interest, to vote the security in a manner that it determines will maximize the value to its client.  In such situations, the SSgA Proxy Committee, or if a broader discussion is warranted, the SSgA Investment Committee, shall make a decision as to the voting of the proxy.  The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM’s clients, shall be formalized in writing as a part of the minutes to the Investment Committee.

Recordkeeping

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:

1)	FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;

2)
a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

3)	a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

4)	a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

5)	a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.

9

Disclosure of Client Voting Information

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

Amended:  April 16, 2008

10

Payden & Rygel

Proxy Voting Policy

Background

The Trust has delegated to the Adviser the authority to vote proxies on behalf of the Funds of the Trust.  The Adviser has adopted the “Payden & Rygel Proxy Voting Policy” attached hereto as Exhibit 1 (the “Proxy Voting Policy”), which constitutes written policies and procedures reasonably designed to ensure that the Adviser votes client securities in the best of the client.

Policy

At a minimum, the Adviser’s Proxy Voting Policy:

•	Provides how Adviser addresses material conflicts that may arise between its interests and those of its clients.

•	Discloses to its clients how they may obtain information from the Adviser about how it voted with respect to the client’s securities;

•	Describes to its clients the Adviser’s proxy voting policies and procedures.Describes how clients may obtain a copy of the Proxy Voting Policy.

Procedures

•	The Proxy Voting Committee established pursuant to the Proxy Voting Policy documents how it has voted with respect to the securities of each client.

•	The Proxy Voting Committee documents any material conflicts between its interests and those of one of its clients and how it resolved that conflict.

Compliance Review

 Prior to August 1 of each year, the CCO will:Review the adviser’s voting record and confirm that a random sample of proxy questions were voted according to the approved policy.

•	Review any material conflicts that have been documented and determine independently whether the conflict was resolved in favor of the client’s interests.

1

Payden & Rygel Proxy Voting Policy

BACKGROUND

To the extent that a client has delegated to Payden & Rygel the authority to vote proxies relating to equity securities,1 Payden & Rygel expects to fulfill its fiduciary obligation to the client by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client’s interests to its own.

To that end, Payden & Rygel has created a Proxy Voting Committee consisting of Christopher N. Orndorff, David Kelley III and Edward S. Garlock to consider any issues related to proxy matters.

Many proxy matters that are routinely presented year after year are non-controversial, such as the retention of a company’s outside auditors.  On the other hand, over time the major controversies in voting proxies have related to corporate governance matters (e.g., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (e.g., staggered board terms, “poison pills” and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.

We carefully consider all aspects of the issues presented by a proxy matter, and depending upon the particular client requirements, we may vote differently for different clients on the same proxy issue.  For example, a union client may have specific policies on a particular proxy issue that may lead Payden & Rygel to cast a “no” vote, while the policies of another client on that same issue may lead Payden & Rygel to cast a “yes” vote.

GENERAL PROXY VOTING POLICIES FOLLOWED BY PAYDEN & RYGEL

Absent special client circumstances or specific client policies or instructions, Payden & Rygel will vote as follows on the issues listed below:

•	Vote for stock option plans and other incentive compensation plans that give both senior management and other employees an opportunity to share in the success of the issuer.

•	Vote for programs that permit an issuer to repurchase its own stock.

•	Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

•	Vote against management proposals to make takeovers more difficult (e.g., “poison pill” provisions, or supermajority votes).

•	Vote for management proposals on the retention of outside auditors.

•	Vote for management endorsed director candidates, absent any special circumstances.

With respect to the wide variety of social and corporate responsibility issues that are presented, Payden & Rygel’s general policy is to take a position in favor of policies that are designed to advance the economic value of the issuer.

[1] The vast majority of proxy matters arise in the context of equity securities.  To the very limited extent that such proxy matters might arise in the context of fixed income securities, Payden & Rygel would apply the same policies and procedures set forth above.

2

Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented.  If unusual or controversial issues are presented that are not covered by the general proxy voting policies described above, the Proxy Voting Committee shall determine the manner of voting the proxy in question.

CONFLICTS OF INTEREST

From time to time, Payden & Rygel may purchase for one client’s portfolio securities that have been issued by another client.  Payden & Rygel does not have a policy against such investments because such a prohibition would unnecessarily limit investment opportunities.  In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden & Rygel.  For example, Payden & Rygel may manage corporate cash for Alpha Company whose management is soliciting proxies.  Payden & Rygel has purchased Alpha Company’s securities for the account of Beta Company, another Payden & Rygel client.  Moreover, Beta Company’s policies would suggest Payden & Rygel should vote against the position put forward by Alpha Company’s management.  However, voting against Alpha Company management may harm Payden & Rygel’s relationship with Alpha Company’s management.  Thus, Payden & Rygel may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.

To ensure that proxy votes are voted in a client’s best interest and unaffected by any conflict of interest that may exist, Payden & Rygel will vote on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel as follows:

1.           If one of Payden & Rygel’s general proxy voting policies described above applies to the proxy issue in question, Payden & Rygel will vote the proxy in accordance with that policy.  This assumes, of course, that the policy in question furthers the interests of the client and not of Payden & Rygel.

2.           However, if the general proxy voting policy does not further the interests of the client, Payden & Rygel will then seek specific instructions from the client.

Revised, effective October 5, 2004

3

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Hall Capital Partners LLC

     The Adviser’s Investment Review Committee will review and make a final decision on the eligibility of any potential investment for the Fund. The members of the Investment Review Committee are currently Kathryn A. Hall, John W. Buoymaster, Sarah E. Stein and Eric E. Alt. Biographical information concerning members of the Adviser’s Investment Review Committee is set forth below.

Kathryn A. Hall. Ms. Hall is Chief Executive Officer and Chief Investment Officer of Hall Capital Partners LLC, and a member of the Firm’s Investment Review Committee. Ms. Hall was previously Co-CEO and CIO of Offit Hall Capital Management LLC (the Firm’s name changed to Hall Capital Partners LLC in 2007). Prior to that position, she was President, Managing Member and a Managing Director of Laurel Management Company, LLC (Laurel Management Company LLC became Offit Hall Capital Management LLC in 2002). In 1989, Ms. Hall founded Laurel Management Partners, the predecessor to Laurel Management Company LLC. From inception through June of 1994, Laurel Management Partners was the general partner of Laurel Arbitrage Partners, a risk arbitrage investment partnership. Prior to establishing Laurel Management Partners, Ms. Hall was one of two individual partners of HFS Management partners (a predecessor to Farallon Capital Partners, a large multi-strategy fund), the general partner of a risk arbitrage partnership, HFS Partners I, and two related foreign partnerships. Ms. Hall was also a general partner of Hellman & Friedman, a leading buyout/growth capital firm, from 1987 to 1989. Prior to joining HFS and Hellman & Friedman, Ms. Hall worked in the risk arbitrage department of Morgan Stanley from 1984 to 1986, and in its mergers and acquisitions department from 1980 to 1982. Currently, Ms. Hall is Chair of the Board of Directors of Princeton University Investment Company (“PRINCO”) and a member of the Board of Trustees of Princeton University. She serves on the advisory boards of Riva Capital Partners (Abrams Capital), Qiming Venture Partners, and General Catalyst Fund (Fund III). She also serves on the Board and Investment Committee of the UCSF Foundation and on the Boards of the Thacher School and the San Francisco Ballet. She previously served on the Boards of Stanford Management Company, Mills College, the San Francisco Day School, Larkin Street Youth Center, Juma Ventures and Yerba Buena Center for the Arts. She was a Director of the American Century Mountain View Funds from 2002 to 2007. Ms. Hall graduated cum laude from Princeton University in 1980 with a Bachelor of Arts in Economics. She received an MBA from Stanford Graduate School of Business in 1984.

John W. Buoymaster. Mr. Buoymaster is a Managing Director of Hall Capital Partners LLC and the Director of Portfolio Management. He is also a member of the Firm’s Investment Review Committee. In February of 1998, Mr. Buoymaster joined Laurel Management Company LLC (predecessor to Hall Capital Partners LLC) as Managing Director. Previously, he was a Vice President in the San Francisco office of J.P. Morgan & Co. Incorporated, where he advised individuals and families on investment strategy, portfolio structuring and generational planning.  From 1977 through 1991, Mr. Buoymaster was associated with the San Francisco and Palo Alto law firm of Cooley Godward Castro Huddleson & Tatum, and was a partner in that firm from 1984 until 1991. His practice concentrated in estate and tax planning and estate and trust administration, primarily for venture capitalists and founders of emerging companies. He also represented non-profit organizations, including family foundations and non-profit research organizations. Mr. Buoymaster is a member of the Stanford Law School Board of Visitors, the Investment Committee of The Children’s Health Council (Palo Alto), and the Advisory Board for Kohlberg Investors IV and V, L.P., which are private investment partnerships. He is also on the Planned Giving Advisory Committees for KQED and The California Academy of Sciences, and chairs the Planned Giving Executive Committee at Williams College. He previously served as a director or trustee of various non-profit organizations, including Marin Country Day School, The Little School (San Francisco), Goodwill Industries of San Francisco, San Mateo and Marin Counties, and the Children’s Health Council (Palo Alto). Mr. Buoymaster graduated magna cum laude from Williams College in 1974, with a Bachelor of Arts in Economics. He graduated from Stanford Law School in 1977.

Sarah E. Stein.  Ms. Stein is a Managing Director, Co-Director of Research, and Head of the Capital Markets Group at Hall Capital Partners LLC.  She is also a member of the Firm’s Investment Review Committee.  Ms. Stein joined the Firm in 2002 in the Portfolio Management practice.  In 2006, she was promoted to Deputy Director of Research and Managing Director, and most recently to Co-Director of Research.  Ms. Stein’s prior experience includes working in the Investment Management Division at Goldman Sachs & Co., the Fisher Family Foundation, and teaching English in Guangzhou, China.  Ms. Stein served as a Trustee of Princeton University from 1997 to 2001, and is currently a Trustee of the Breakthrough Collaborative and Crystal Springs Uplands School.  Ms. Stein is a member of the Investment Committee of the Foundation for California Community Colleges and The San Francisco Foundation.  She also serves on the Endowment Committee of the Jewish Community Endowment Fund.  Ms. Stein graduated cum laude from Princeton University with a Bachelor of Arts in History and earned an MBA and a Masters in Education from Stanford University.

Eric E. Alt.  Mr. Alt is a Managing Director, Co-Director of Research and Head of the Absolute Return Group, which covers credit, distressed and absolute return investments, at Hall Capital Partners LLC. He is also a member of the Firm's Investment Review Committee.  Prior to joining the Firm in 2006, Mr. Alt spent four years as a Managing Director in convertible securities at Piper Jaffray & Co. Previously, he worked for Robertson Stephens, most recently as a Managing Director in the convertible securities department. While at Piper Jaffray & Co. and Robertson Stephens, he was involved in over 100 convertible new issue and restructuring transactions. Prior to joining Robertson Stephens in 1997, Mr. Alt was a principal in an entrepreneurial venture and also worked at Kluge & Company, a private investment firm, where he focused on venture investments. He started his career in 1989 at Arthur Andersen & Co. in Dallas as a Certified Public Accountant in the firm's Real Estate Advisory Group.  Mr. Alt graduated summa cum laude from The University of Texas at Austin and earned an MBA from The Wharton School of The University of Pennsylvania.

     Ms. Hall is currently and has been since Fund inception primarily responsible for the day-to-day management of the Fund.

     The table below describes certain information regarding the accounts that Ms. Hall, either alone or together with other Managing Directors of the Adviser, managed or advised as of March 31, 2009:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance-Based	Assets Managed for which Investment Advisory Fee is Performance-Based
Registered Investment Companies	1	$133,767,000	0	$–
Other Pooled Investment Vehicles	11	$1,344,432,000	2	$171,912,000
Other accounts (Advisory Clients)	116	$16,008,620,000	20	$2,681,836,000

Potential Conflicts of Interest. Ms. Hall manages or advises accounts for many clients. There are certain inherent conflicts of interest between the Fund and other clients for which the Adviser acts as investment adviser or portfolio manager. In particular, some of these clients may seek to invest in the same Portfolio Funds as the Fund or to dispose of some investments the Fund is seeking to acquire. In addition, the Adviser may have conflicts of interest in the allocation of management and staff time, services and functions between the Fund and other entities.

     The Adviser seeks to manage such potential conflicts among its clients, including the Fund, through allocation policies and procedures (the “Allocation Policies”), which the Adviser has developed to provide assurances that no one client, regardless of type, is intentionally favored at the expense of another. The Allocation Policies are reasonably designed to address potential conflicts in situations where two or more client accounts participate in investment decisions involving the same Portfolio Funds.

     Under the Allocation Policies, the Adviser will allocate investment opportunities in a manner that it believes in good faith to be in the best interest of all the accounts involved and will in general allocate investment opportunities believed to be appropriate for both the Fund and other accounts on an equitable basis; however, there can be no assurance that a particular investment opportunity that comes to the attention of the Adviser will be allocated in any particular manner.

     In addition, Ms. Hall, like all Adviser personnel, is required to adhere to the Adviser’s Code of Ethics concerning personal investments.

     Because clients advised by the Adviser have different investment objectives or considerations than the Fund, decisions for each such client are made separately and independently in light of the objectives and purposes of such accounts. In addition, the Adviser does not devote its full time and attention to the Fund and will only be required to devote such time and attention to the Fund as it, in its sole discretion, deems necessary for the management of the Fund.

Compensation of Hall Capital Portfolio Managers.    Ms. Hall’s compensation consists of base salary and bonus, both of which are determined by the Adviser’s Compensation Committee based primarily on subjective guidelines. Ms. Hall’s base salary is fixed and compensation is not based on specific investment performance. As with all Adviser personnel, she is eligible for the standard retirement benefits and health and welfare benefits granted by the Adviser. Ms. Hall also has preexisting equity ownership in the Adviser and may be eligible for additional equity ownership if approved by the Adviser’s Board of Directors and Compensation Committee.

    As of March 31, 2009, Ms. Hall did not, and is not eligible to, own any Units of the Fund.

Sub-Adviser Portfolio Manager Disclosure

Pzena Investment Management, LLC

      Pzena Investment Management, LLC (“PIM”), located at 120 West 45th Street, 20th Floor, New York, New York 10036, is a majority employee-owned investment management firm founded in 1995. As of March 31, 2009, PIM had assets of approximately $8,590.6 million under management. PIM serves as a Sub-Adviser to the Fund pursuant to an Investment Sub-Advisory Agreement among the Fund, the Adviser and PIM. As compensation for its investment advisory services relating to active U.S. equity investments, the Fund pays PIM a sub-advisory fee based on the monthly value of the Fund’s assets managed by PIM, at the following annual rate: (i) 0.70% per annum on the first $25,000,000; (ii) 0.50% per annum on the next $75,000,000; (iii) 0.40% per annum on the next $200,000,000, and (iv) 0.35% per annum thereafter. The sub-advisory fee is paid monthly in arrears. For purposes of calculating the sub-advisory fee, the value of the assets will be based on the average daily net assets during the month, accrued daily at the rate of 1/365th of the applicable fee.

     Investment decisions for the Fund are made by a three-person investment team consisting of Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of each of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process. Richard S. Pzena and John P. Goetz are currently, and have been since Fund inception, responsible for providing sub-advisory services to the Fund. Antonio DeSpirito, III has also been responsible for providing sub-advisory services to the Fund since January 1, 2006.

     The business backgrounds of each member of the investment team responsible for overseeing the Fund’s investments are:

     Richard S. Pzena — Managing Principal, Chief Executive Officer, Co-Chief Investment Officer and Founder. Rich has worked in investment management since 1986 and has been with PIM since 1995. Education: B.S. and M.B.A., The Wharton School of the University of Pennsylvania.

     John P. Goetz — Managing Principal and Co-Chief Investment Officer. John has worked in investment management since 1996 and has been with PIM since 1996. Education: B.A., Wheaton College; M.B.A., Kellogg School, Northwestern University.

     Antonio DeSpirito, III — Principal and Large Cap Value Portfolio Manager. Tony has been with PIM since 1996. Previously, Tony was one of the Portfolio Managers for PIM’s Small Cap Value Service. Education: B.S., the Wharton School of the University of Pennsylvania; J.D. Harvard Law School.

				Number of Accounts & Assets for
Number of Other Accounts Managed & Assets by				which Advisory Fee
Account Type				is Performance Based
as of March 31, 2009				as of March 31, 2009
Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Pzena Investment Management	9 ($2,288 million)	80 ($1,843 million)	235 ($4,449 million)	0	1 ($23 million)	9 ($328 million)
Richard S. Pzena(1)	7 ($2,248 million)	56 ($732 million)	220 ($3,454 million)	0	0	9 ($328 million)
John Goetz(1)	9 ($2,288 million)	80 ($1,843 million)	235 ($4,449 million)	0	1 ($23 million)	9 ($328 million)
Antonio DeSpirito, III(1)	6 ($2,226 million)	23 ($593 million)	64 ($1,644 million)	0	0	6 ($207 million)

(1)
Pzena Investment Management is a registered investment adviser that follows a classic value investment approach. As of March 31, 2009, the firm manages approximately $8,590.6 million in assets for separate accounts under eight separate asset strategies: Value, Small Cap Value, Mid Cap Value, Large Cap Value, All-Cap Value, International Value, Global Value, and Financial Opportunities. Investment decisions for each strategy are normally made by a three-person investment team. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of each of the team individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.

Potential Conflicts of Interest. In PIM’s view, conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of PIM’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and PIM’s policy or procedure for handling them. Although PIM has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

     The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. PIM seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product-specific basis. Thus, all Value Accounts, whether they be Fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

     If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, PIM has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. Changes to the allocations made at the time of the creation of the order are only implemented if there is a partial fill for an order. Depending upon the size of the execution, PIM may choose to allocate the executed shares pro rata, or on a random basis. As with all trade allocations, each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an Account from an otherwise acceptable IPO or new issue investment include the Account having FINRA restricted person status, lack of available cash to make the purchase, or a client-imposed trading prohibition on IPOs or on the business of the issuer.

     With respect to securities transactions for the Accounts, PIM determines which broker to use to execute each order, consistent with its duty to seek best execution. PIM will bunch or aggregate like orders where doing so will be beneficial to the Accounts. However, with respect to certain Accounts, PIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, PIM may place separate, non-simultaneous, transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

     Conflicts of interest may arise when members of the portfolio management team trade personally in securities investments made or to be made for the Fund or other Accounts. To address this, PIM has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by PIM’s Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include any employee or officer of PIM. In addition, no Access Person shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell, or to sell and subsequently purchase, within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of PIM’s principals, affiliates or employees or their immediate family which are managed by PIM) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

     Proxy voting for the Fund and the other Accounts’ securities holdings may also pose certain conflicts. PIM has identified the following areas of concern: (1) where PIM manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; (3) where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; and (4) where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling. PIM proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.

     PIM manages some Accounts under performance-based fee arrangements. PIM recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To attempt to prevent conflicts of interest associated with managing accounts with different compensation structures, PIM generally requires portfolio decisions to be made on a product specific basis. PIM also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, PIM requires average pricing of all aggregated orders. Finally, PIM has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

     Portfolio managers and other investment professionals at PIM are compensated through a combination of fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. PIM avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. The portfolio managers’ bonuses are not specifically dependent upon the performance of the Fund relative to the performance of the Fund’s benchmark. For investment professionals, we examine such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, we always look at the person as a whole and the contributions that they have made and are likely to make in the future. The time frame we examine for bonus compensation is annual. Longer-term success is required for equity ownership consideration. Ultimately, equity ownership is the primary tool used by PIM for attracting and retaining the best people.

     All shares are voting shares. The equity ownership in PIM as of February 27, 2009 of each member of the investment team who makes investment decisions for the Fund is as follows:

Richard S. Pzena	Greater than 25% but less than 50%

John P. Goetz	Greater than 5% but less than 10%

Antonio DeSpirito, III	Less than 5%

     As of March 31, 2009, the portfolio managers did not, and are not eligible to, own any Units of the Fund.

Payden & Rygel

     Payden & Rygel manages the portion of the Fund’s assets allocated to a fixed income strategy and manages the Fund’s cash account. As compensation, the Fund pays Payden & Rygel an annual fee accrued daily at the rate of 1/365th of the applicable fee rate and payable on the first business day of each month for managing cash and equivalent assets of 0.15% and for managing fixed income assets of 0.22% on the first $50 million and 0.15% per annum thereafter. For purposes of calculating the advisory fee, the value of the assets will be based on the average daily net assets during the month.

     Payden & Rygel is one of the largest global independent investment managers in the United States, with approximately $9.6 billion in assets under management as of March 31, 2009. Founded in 1983, the firm is a leader in the active management of fixed income and equity portfolios for a diversified client base. Payden & Rygel is a privately held corporation with sixteen shareholders, all of whom are active in the management of the firm. Payden & Rygel advises corporations, foundations and endowments, pension plans, public funds and individual investors on their overall investment strategies. The firm manages its portion of the Fund employing a core bond investment strategy and utilizing a team approach that exploits the collective wisdom of a highly qualified group of professionals. The Investment Policy Committee of Payden & Rygel (“IPC”), comprised of principals averaging a 17-year tenure with the firm, oversees the investment process.

     Set forth below are the portfolio managers of Payden & Rygel primarily responsible for the day-to-day management of the Fund’s assets.

			Years with	Business
Name	Title	Responsibilities	Firm	Experience
Brian W. Matthews	Managing Principal	Investment Policy Committee; Senior Portfolio Manager	22	Payden & Rygel

Mary Beth Syal	Managing Principal	Investment Policy Committee: Senior Portfolio Manager	18	Payden & Rygel

Jim Sarni	Managing Principal	Investment Policy Committee; Senior Portfolio Manager	18	Payden & Rygel

Kristin Ceva	Principal	Investment Policy Committee; Senior Portfolio Manager	11	Payden & Rygel

    Payden & Rygel’s investment management structure employs a team approach. As part of this process, the IPC relies upon two internal groups when formulating its investment policy. The first group, or the investment strategy group, is comprised of investment strategists and traders. The second group involved in the portfolio process, the portfolio management group, is comprised of professionals who have significant strategy and trading experience and/or have earned the CFA designation.

     Brian W. Matthews, CFA, Jim Sarni, CFA, Kristin Ceva, CFA. As members of the firm’s IPC, their primary role is to develop a broad portfolio structure that reflects both the macro mandates of Payden & Rygel IPC and the securities that are available in the market. The IPC also has discretion over major decisions such as duration or portfolio sector weights.

     Mary Beth Syal, CFA, Senior Portfolio Manager. Ms. Syal focuses on client-related issues when structuring portfolios. As such, she is the main contact with the client. Ms. Syal is responsible for identifying and communicating client objectives, constraints, risk tolerances and time horizons to the investment strategy group. Because Payden & Rygel believes that client issues are as important as market issues, the interchange between the portfolio managers and portfolio strategists is critical. Ms. Syal reviews all portfolio holdings on a regular basis.

     Brian Matthews and Mary Beth Syal have been providing sub-advisory service to the Fund since inception. Jim Sarni and Kristin Ceva have been providing sub-advisory services to the Fund since June 2007.

     Payden & Rygel’s investment management philosophy is founded on a team approach to investing. The Investment Policy Committee, composed of eight managing principals, including Brian Matthews, Mary Beth Syal, Jim Sarni and Kristen Ceva sets overall policy for all portfolios managed by Payden & Rygel, including the Fund’s assets. The group at Payden & Rygel responsible for day-to-day portfolio management of the Fund’s assets, the Global Fixed Income Strategy Group manages $9.6 billion in Core Bond assets as of March 31, 2009 and is responsible for executing that policy. Set forth in the chart below are the total number of all accounts, and the total assets for those accounts, for which Mr. Matthews, Ms. Syal, Mr. Sarni and Ms. Ceva are directly assigned day-to-day responsibility as of March 31, 2009.

				# of Accounts
				Managed that	Total Assets that
Name of Portfolio		Total # of		Advisory Fee	Advisory Fee
Manager or		Accounts		Based on	Based on
Team Member	Type of Accounts	Managed	Total Assets	Performance	Performance

1. Brian W. Matthews	Registered Investment
	Companies:	4	$0.623 billion	0	$0
	Other Pooled
	Investment Vehicles:	4	$0.819 billion	0	$0
	Other Accounts:	22	$5.296 billion	0	$0

2. Mary Beth Syal	Registered Investment
	Companies:	9	$1.678 billion	0	$0
	Other Pooled
	Investment Vehicles:	0	$0.0 billion	0	$0
	Other Accounts:	40	$2.326 billion	0	$0

				# of Accounts
				Managed that	Total Assets that
Name of Portfolio		Total # of		Advisory Fee	Advisory Fee
Manager or		Accounts		Based on	Based on
Team Member	Type of Accounts	Managed	Total Assets	Performance	Performance

3. Jim Sarni	Registered Investment
	Companies:	1	$0.433 billion	0	$0
	Other Pooled
	Investment Vehicles:	1	$0.023 billion	0	$0
	Other Accounts:	13	$2.217 billion	1	$0.134 billion

4. Kristin Ceva	Registered Investment
	Companies:	3	$0.186 billion	0	$0
	Other Pooled
	Investment Vehicles:	4	$0.003 billion	0	$0
	Other Accounts:	6	$0.0 billion	0	$0

Compensation of Payden & Rygel Portfolio Managers In addition to highly competitive base salaries, each portfolio manager receives an annual pre-tax cash bonus based on merit and corporate profitability for that year. Salaries are fixed and bonuses are extended to all members of the firm.

     Key personnel, including portfolio managers, also may receive either a deferred compensation plan or equity ownership in the company.

     Payden & Rygel provides investment management services to all client accounts, including Kiewit Investment Fund LLLP, based on the team approach. As a result, a portfolio manager’s compensation is not tied directly to the specific performance of the account, but rather to the overall performance of the team and the individual’s contribution to that team effort. The following factors are evaluated in the bonus process: level of responsibility, leadership, aiding in the achievement of account objectives and application of knowledge and expertise, as determined by their supervisor.

Conflicts Among Client Accounts. Conflicts of interest may arise where Payden & Rygel or its employees have reason to favor the interests of one client over another, e.g., larger accounts over smaller accounts, or accounts compensated by performance fees over accounts not so compensated. In such a situation, Payden & Rygel and its employees are specifically prohibited from engaging in any inappropriate favoritism of one client over another client that would constitute a breach of fiduciary duty.

Client Accounts: Trade Allocation/Aggregation Policy. To maintain efficient trading operations and to ensure that its clients enjoy the benefits of such efficient operations, Payden & Rygel often trades securities in large dollar amounts, which are then allocated in smaller amounts among several client accounts. Clients generally benefit from this process because these “block trades” are transacted at a price that may not be available in smaller size trades. Whether allocating block trades among client accounts, or allocating investment opportunities (e.g., allocation of opportunities to invest in initial public offerings or other new issues), or determining how to aggregate equitably trades for two or more clients, Payden & Rygel goal and procedures are the same in each case. It seeks to treat similar client portfolios with similar investment strategies fairly with no client receiving preferential treatment over another client. Thus, when purchasing a security that is suitable for more than one client account with similar investment strategies, the basic procedure of the Payden & Rygel traders is to allocate the purchase of the security on a pro rata basis across all such accounts.

     As of March 31, 2009, the portfolio managers did not, and are not eligible to, own any Units of the Fund.

SSgA Funds Management, Inc.

     SSgA Funds Management, Inc. (“SSgA FM”). State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900, serves as a Sub-Adviser for the Fund’s passive U.S. equity investments in accordance with the Fund’s investment objective, policies and restrictions. As compensation for its investment advisory services, the Fund pays SSgA FM monthly a fee based on average daily net assets of 0.08% of the first $50,000,000, 0.06% of the next $50,000,000, and 0.04% per annum thereafter. There is a minimum per annum fee of $50,000. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of March 31, 2009, SSgA FM had over $116.71 billion in assets under management. SSgA FM, State Street and other advisory affiliates of State Street make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. With over $1,395 billion under management as of March 31, 2009, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

     SSgA FM manages the Fund’s assets allocated to it using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the Portfolio include the following:

     David Chin. Mr. Chin is a Vice President of SSgA and a Principal of SSgA FM. He joined the firm in 1999 and is a Senior Portfolio Manager in the firm’s Global Structured Products Team. He is responsible for managing both U.S. and international funds. Prior to joining SSgA in 1999, Mr. Chin was a product analyst in the Analytical Services Group at Frank Russell Company. Mr. Chin has been working in the investment management field since 1992. Mr. Chin holds a BS in Management Information Systems from the University of Massachusetts/ Boston and an MBA from the University of Arizona.

     Kala S. Croce. Ms. Croce is a Vice President of SSgA and a Principal of SSgA FM. She joined the firm in 1995 and is a Senior Portfolio Manager in the firm’s Global Structured Products Team. Ms. Croce is responsible for managing both domestic and international equity index portfolios. Prior to joining SSgA in 1995, she worked in State Street Corporations’ Mutual Funds division in the United States, as well as in Canada and Germany. Ms. Croce holds a BS degree in Accounting from Lehigh University and an MBA degree in International Business from Bentley College. She is a member of the CFA Institute and the Boston Security Analysts Society.

     Mr. Chin is currently and has been since Fund inception responsible for providing sub-advisory services to the Fund. Ms. Croce has also been responsible for providing sub-advisory services to the Fund since March 31, 2006.

SSgA FM manages the Fund’s assets using a team of investment professionals. The members of this team involved in the day to day management of the portion of the Fund allocated to SSgA FM are: David Chin and Kala S. Croce. The following table lists the number and types of accounts managed by the Global Structured Products Team and assets under management in those accounts as of March 31, 2009:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ billions)	Pooled Investment Vehicle Accounts	Assets Managed ($ billions)	Other Accounts	Assets Managed ($ billions)	Total Assets Managed ($ billions)
David Chin*	109	$41.38	215	$219.64	224	$143.27	$404.28
Kala Croce*	109	$41.38	215	$219.64	224	$143.27	$404.28

*
Please note that SSgA’s passive equity assets are managed on a team basis. This table refers to SSgA, comprised of all the investment management affiliates of State Street Corporation, including SSgA FM. There are no account assets where compensation is based upon performance.

          As indicated in the table above, portfolio managers at SSgA FM may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

Compensation of SSgA FM Portfolio Managers. The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA FM and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity incentive allocations.

Potential Conflicts of Interest.  A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Potential conflicts may arise out of (a) the portfolio manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the portfolio manager’s accounts with the same strategy.

     A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that, under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

     A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Special circumstances refers to specific guidelines and prohibitions applicable to one account, but not others.  Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

     As of March 31, 2009, the portfolio managers did not, and are not eligible to, own any Units of the Fund.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant's equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures adopted by the Nominating Committee of the registrant’s Board of Directors by which Unitholders may recommend nominees to the Board as noted in the registrant’s Statement of Additional Information.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)           Not Applicable – See Item 2 Above.

(b)(1)           Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with Form N-CSR are attached hereto.

(b)(2)           Certification required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the Form N-CSR is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Kiewit Investment Fund LLLP

By:   /s/ Robert L. Giles, Jr.
-----------------------------------
Robert L. Giles, Jr.
President and Chief Executive Officer
May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Robert L. Giles, Jr.
-----------------------------------
Robert L. Giles, Jr.
President and Chief Executive Officer
May 29, 2009

By:   /s/ Denise A. Meredith
-----------------------------------
Denise A. Meredith
Treasurer and Chief Financial Officer
May 29, 2009